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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
-----------------------------------------------------------------

                       GE INVESTMENTS FUNDS, INC.
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/05
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.


GE Investments Funds, Inc.
U.S. Equity Fund


Annual Report
DECEMBER 31, 2005




[GE LOGO OMITTED]

GE Investments Funds, Inc.
U.S. Equity Fund                                                        Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................    1

NOTES TO PERFORMANCE .....................................................    8

NOTES TO SCHEDULE OF INVESTMENTS .........................................    8

FINANCIAL STATEMENTS

     Financial Highlights ................................................    9

     Statement of Assets and Liabilities .................................   10

     Statement of Operations .............................................   11

     Statements of Changes in Net Assets .................................   12

     Notes to Financial Statements .......................................   13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   18

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ............................   19

ADDITIONAL INFORMATION ...................................................   22

INVESTMENT TEAM ..........................................................   25








This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

U.S. Equity Fund
--------------------------------------------------------------------------------

                                                                             Q&A



THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES RICHARD L. SANDERSON, PAUL C. REINHARDT, STEPHEN V. GELHAUS, AND CHRISTOPHER D. BROWN (PICTURED BELOW FROM TOP LEFT TO BOTTOM RIGHT). EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. MR. BROWN MANAGES THE DISCIPLINED GROWTH PORTFOLIO, MESSRS. REINHARDT AND GELHAUS CO-MANAGE THE LARGE-CAP VALUE PORTFOLIO AND MR. SANDERSON MANAGES THE RESEARCH SELECT PORTFOLIO.

RICHARD L. SANDERSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER OF THE U.S. EQUITY FUND SINCE SEPTEMBER 1997 AS VICE PRESIDENT -- DOMESTIC EQUITIES.

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND SINCE JANUARY 2001. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITY DEPARTMENT FROM 1995 THROUGH 2001.

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE DECEMBER 1998. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF FUNDS ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, AND A SENIOR VICE PRESIDENT IN 1996.




Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the U.S. Equity Fund returned 2.51%. The S&P 500 Index, the Fund's benchmark, returned 4.92% and the Fund's Lipper peer group of 220 Large-Cap Core funds returned an average of 5.77% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. In the past twelve months, skyrocketing energy prices have weighed on the stock market, and this concern intensified in the second half of the year, as two major hurricanes disrupted U.S. petroleum production. With crude oil prices above $60 a barrel, investors worried about the economy slowing. Against this backdrop,






[PHOTO OF RICHARD L. SANDERSON, PAUL C. REINHARDT, STEPHEN V. GELHAUS AND CHRSTOPHER D. BROWN OMITTED]
--------------------------------------------------------------------------------

U.S. Equity Fund
--------------------------------------------------------------------------------

                                                                             Q&A


    the Federal Reserve Board endeavored to dampen the inflationary effects of high energy costs, and tightened short rates at a measured pace throughout the year. Within the stock market, energy stocks remained strong (despite a 4th quarter pullback as commodity prices moderated), many cyclical stocks declined, and less cyclical stocks such as utilities and health care outperformed. Financials rallied late in the year, as the market contemplated an end to the Federal Reserve's tightening cycle. Large-cap stocks continued to lag the broad market, and value stocks once again outperformed growth stocks -- although the Russell 1000 Growth beat the Russell 1000 Value in the last three quarters of the year.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Our diversified large-cap strategy has been challenged in the past year's market environment where small and mid-cap names have led performance. In addition, the very highest quality companies, those rated A by Standard & Poor's, have underperformed B- and C-rated companies by -4.3% and -6.3% respectively. The lower quality companies that have led performance this year generally do not fit our selection criteria, creating a further headwind. However, over the 12-month period, large-cap companies with steady earnings growth prospects traded at a discount to their historic valuation ranges making them attractive long-term investments.

    The energy sector not only led the market's returns during the past 12-months, but also contributed most to the Fund's performance, led by Burlington Resources (+99%), EnCana (+69%) and Schlumberger (+47%). The Fund's basic materials holdings also outperformed, with copper and gold mining company, Freeport McMoran (+49%) and agricultural products innovator, Monsanto (+41%) contributing to sector strength.

    However, the Fund's technology, health care and financials holdings more than offset the strength in energy and materials. Underweighting high-flying consumer-oriented technology companies hurt the portfolio's performance this year. Preferring the relatively steady returns offered by technology services companies, we overweighted names like First Data (+2%) that underperformed. We have also leaned towards tech companies that derive a majority of revenues from enterprise spending, a trend that had hurt the Fund's performance in 2005 but could help as consumer spending slows. In health care, our pharmaceutical holdings have lagged, including Abbott Labs (-13%) and Pfizer (-11%). We continued to like the dividend yields and attractive valuations among pharmaceutical companies, especially as we face the prospect of slowing earnings growth in the year ahead. In Financials, Fannie Mae (-30%) contributed negatively in the midst of regulatory issues. Although we reduced our Fannie Mae position in light of the risks, we have met with company management over the past year and will continue to closely monitor Fannie Mae for changes to our investment thesis.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Despite recent challenges, we remained highly committed to investing in high quality large-cap stocks with predictable and steady earnings growth. As energy prices have soared and interest rates have risen, we have increased our exposure to the less cyclical health care sector. Valuation compression in the markets has also given us the opportunity to increase our exposure to information technology, a sector with above-average earnings growth. Given a more financially challenged consumer, we have been cautious on consumer-related sectors, and favor industries with sustainable growth prospects (e.g., specialty retail), or where valuations have been compressed (e.g., media). We have gone from a market-weight to an underweight in financials, including reducing our position within Fannie Mae, a key detractor from this year's performance. We have also increased our weighting in the materials space, which has benefited from high commodity costs.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JULY 1, 2005 - DECEMBER 31, 2005

------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT        ACCOUNT VALUE         EXPENSES
                                     THE BEGINNING OF        AT THE END OF        PAID DURING
                                      THE PERIOD ($)        THE PERIOD ($)      THE PERIOD ($)*
------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00              1,037.44               3.22
------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00              1,021.82               3.19
------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.63% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 3.74%.

U.S. Equity Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

         U.S. Equity Fund        S&P 500 Index
12/95    $10,000.00              $10,000.00
12/96     12,171.75               12,311.39
12/97     16,083.06               16,409.82
12/98     19,848.36               21,119.11
12/99     23,739.99               25,568.45
12/00     23,599.92               23,220.38
12/01     21,600.28               20,454.37
12/02     17,439.46               15,933.57
12/03     21,498.62               20,510.99
12/04     23,254.27               22,742.86
12/05     23,837.69               23,861.46



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005


                                ONE          FIVE        TEN
                               YEAR          YEAR       YEAR
----------------------------------------------------------------
U.S. Equity Fund                2.51%        0.20%      9.08%
----------------------------------------------------------------
S&P 500 Index                   4.92%        0.55%      9.09%
----------------------------------------------------------------
Lipper peer group average*      5.77%       -0.48%      7.27%
----------------------------------------------------------------
Inception date                 1/3/95
----------------------------------------------------------------



INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
as a % of Market Value
----------------------------------------------------------------
 Microsoft Corp.                                         3.61%
----------------------------------------------------------------
 Exxon Mobil Corp.                                       3.13%
----------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.63%
----------------------------------------------------------------
 Pfizer Inc.                                             2.60%
----------------------------------------------------------------
 First Data Corp.                                        2.46%
----------------------------------------------------------------
 Bank of America Corp.                                   2.40%
----------------------------------------------------------------
 PepsiCo, Inc.                                           2.05%
----------------------------------------------------------------
 Johnson & Johnson                                       1.92%
----------------------------------------------------------------
 Schlumberger Ltd.                                       1.86%
----------------------------------------------------------------
 Abbott Laboratories                                     1.84%
----------------------------------------------------------------




PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $101,880 (in thousands)

[PIE GRAPH OMITTED]

Information Technology                 17.3%
Financials                             16.8%
Healthcare                             13.4%
Consumer Discretionary                 11.9%
Industrials                            10.4%
Consumer Staples                        8.9%
Energy                                  8.8%
Materials                               4.2%
Short-Term                              3.7%
Telecommunication Services              2.4%
Utilities                               2.2%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE LARGE-CAP CORE PEER GROUP CONSISTING OF 220, 140 AND 61 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

   SEE NOTES TO PERFORMANCE ON PAGE 8 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

   PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

U.S. EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 12.2%

Bed Bath & Beyond, Inc..................     12,886       $   465,829   (a)
Cablevision Systems Corp. (Class A).....      6,191           145,303   (a)
Carnival Corp...........................     17,661           944,334
Comcast Corp. (Class A).................     63,599         1,633,858   (a)
Comcast Corp. (Class A).................        394            10,228   (a)
Discovery Holding Co. (Series A)........      5,304            80,356 (a,e)
eBay, Inc...............................      4,344           187,878   (a)
Kohl's Corp.............................      4,472           217,339   (a)
Koninklijke Philips
   Electronics N.V. ADR.................     11,936           371,210
Liberty Global Inc. (Series C)..........     14,260           302,312   (a)
Liberty Global, Inc. (Series A).........     11,126           250,335   (a)
Liberty Media Corp. (Series A)..........    146,488         1,152,861 (a,d)
Lowe's Companies, Inc...................      8,839           589,208
News Corp. (Class A)....................     18,836           292,900
Omnicom Group, Inc......................     10,465           890,885
Ross Stores, Inc........................      7,695           222,385   (e)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) (REIT)......      4,636           296,055
Target Corp.............................     16,655           915,525
The Home Depot, Inc.....................     27,064         1,095,551
Time Warner Inc.........................     30,137           525,589
Viacom Inc. (Class B)...................     46,109         1,503,153
                                                           12,093,094

CONSUMER STAPLES -- 9.2%
Altria Group, Inc.......................        900            67,248
Anheuser-Busch Companies, Inc...........      1,769            75,996
Clorox Co...............................     23,771         1,352,332
Colgate-Palmolive Co....................     23,434         1,285,355
General Mills, Inc......................      5,307           261,741
Kellogg Co..............................     17,797           769,186
Kimberly-Clark Corp.....................      8,844           527,545
PepsiCo, Inc............................     35,378         2,090,132   (d)
Procter & Gamble Co.....................      7,940           459,567
Sara Lee Corp...........................     17,674           334,039
The Coca-Cola Co........................     40,135         1,617,842
Wal-Mart Stores, Inc....................      4,776           223,517
                                                            9,064,500

ENERGY -- 9.1%

Amerada Hess Corp.......................      4,503           571,070
Burlington Resources, Inc...............     11,010           949,062
EnCana Corp.............................      7,187           324,565




--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------
EOG Resources, Inc......................      3,538      $    259,583
Exxon Mobil Corp........................     56,779         3,189,276   (d)
Halliburton Co..........................     19,145         1,186,224
Occidental Petroleum Corp...............      7,958           635,685
Schlumberger Ltd........................     19,474         1,891,899
                                                            9,007,364
FINANCIALS -- 16.6%
AFLAC Incorporated......................      9,689           449,763
Allstate Corp...........................     18,914         1,022,680
American International Group, Inc.......     25,396         1,732,769
Bank of America Corp....................     53,088         2,450,011   (d)
Berkshire Hathaway, Inc. (Class B)......        148           434,454   (a)
BlackRock Inc. (Class A)................      1,505           163,262   (e)
Chubb Corp..............................      9,731           950,232
Citigroup, Inc..........................     26,623         1,292,014   (d)
Federal Home Loan
   Mortgage Corp........................      6,810           445,034
Federal National Mortgage Assoc.........     20,748         1,012,710
HCC Insurance Holdings, Inc.............      4,953           147,005   (e)
JPMorgan Chase & Co.....................      2,388            94,780
MBNA Corp...............................     24,954           677,501
Mellon Financial Corp...................     28,179           965,131
Merrill Lynch & Company, Inc............     11,137           754,309
Morgan Stanley..........................     12,484           708,342
Principal Financial Group...............      4,261           202,099
Prudential Financial, Inc...............      3,670           268,607
SLM Corp................................      4,602           253,524
State Street Corp.......................     24,190         1,341,094   (c)
SunTrust Banks, Inc.....................     12,250           891,310
Wells Fargo & Co........................      2,653           166,688
                                                           16,423,319

HEALTHCARE -- 13.8%

Abbott Laboratories.....................     47,435         1,870,362   (d)
Aetna, Inc..............................     10,646         1,004,024
Amgen, Inc..............................     15,497         1,222,093   (a)
Boston Scientific Corp..................      4,472           109,519   (a)
Bristol-Myers Squibb Co.................      1,768            40,629
Eli Lilly & Co..........................      5,504           311,471
GlaxoSmithKline PLC ADR.................      9,592           484,204
HCA Inc.................................      3,538           178,669   (e)
Johnson & Johnson.......................     32,609         1,959,801
LIncare Holdings Inc....................     11,479           481,085   (a)
Medco Health Solutions, Inc.............      6,191           345,458   (a)
Medtronic Inc...........................      3,872           222,911
Novartis AG ADR.........................      5,130           269,222
Pfizer Inc..............................    113,507         2,646,983
Smith & Nephew PLC ADR..................      2,459           113,975   (e)
UnitedHealth Group Incorporated.........     13,013           808,628
Wyeth...................................     35,289         1,625,764
                                                           13,694,798



See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 8.0%

ABB Ltd. ADR............................     23,881      $    232,123 (a,e)
Burlington Northern
   Santa Fe Corp........................      4,636           328,322
Cooper Industries Ltd...................      1,946           142,058
Corinthian Colleges, Inc................      8,185            96,419 (a,e)
Danaher Corp............................      2,742           152,949
Deere & Co..............................      8,225           560,205
Dover Corp..............................     31,421         1,272,236   (d)
Eaton Corp..............................     13,323           893,840
General Dynamics Corp...................      2,536           289,231
Honeywell International Inc.............      2,317            86,308
ITT Industries, Inc.....................        752            77,321
Northrop Grumman Corp...................      8,404           505,164
Rockwell Collins, Inc...................      1,854            86,155
Southwest Airlines Co...................     24,551           403,373
Textron Inc.............................      7,119           548,021
3M Co...................................      1,449           112,298
Tyco International Ltd..................     33,568           968,772
United Technologies Corp................     16,970           948,793
Waste Management, Inc...................      5,494           166,743
                                                            7,870,331

INFORMATION TECHNOLOGY -- 17.8%

Activision, Inc.........................      6,305            86,631 (a,e)
Analog Devices, Inc.....................     22,216           796,888
Applied Materials, Inc..................      8,844           158,661   (d)
Automatic Data Processing, Inc..........     12,166           558,298
Certegy, Inc............................      4,952           200,853   (e)
Checkfree Corp..........................      2,654           121,819   (a)
Cisco Systems, Inc......................     65,125         1,114,940   (a)
Dell, Inc...............................     18,832           564,772   (a)
EMC Corporation.........................     50,087           682,185   (a)
First Data Corp.........................     58,381         2,510,967
Hewlett-Packard Co......................      6,971           199,580
Intel Corp..............................     47,669         1,189,818
International Business
   Machines Corp........................      9,905           814,191
Intuit Inc..............................     22,610         1,205,113   (a)
Linear Technology Corp..................      7,588           273,699
Microsoft Corp..........................    140,732         3,680,142
Molex Inc. (Class A)....................     31,398           772,077
Novell, Inc.............................     11,591           102,349   (a)
Novellus Systems, Inc...................     13,933           336,064   (a)
Oracle Corp.............................    136,115         1,661,964   (a)
Sun Microsystems, Inc...................     33,036           138,421   (a)
Xerox Corp..............................     12,382           181,396   (a)
Yahoo! Inc..............................      6,440           252,319   (a)
                                                           17,603,147

--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------

MATERIALS -- 4.3%

Air Products & Chemicals, Inc...........      6,402       $   378,934
Alcan Inc...............................      2,317            94,881
Alcoa, Inc..............................      4,636           137,087   (e)
Barrick Gold Corp.......................     13,302           370,727   (e)
Dow Chemical Co.........................      6,412           280,974
Freeport-McMoRan Copper &
   Gold Inc. (Class B)..................     13,140           706,932
MeadWestvaco Corp.......................      3,539            99,198
Monsanto Co.............................     15,328         1,188,380
Newmont Mining Corp.....................      9,169           489,625
Praxair, Inc............................      5,466           289,479
Weyerhaeuser Co.........................      3,592           238,293   (e)
                                                            4,274,510

TELECOMMUNICATION SERVICES -- 2.5%

Alltel Corp.............................     11,929           752,720   (e)
Sprint Corporation......................     25,808           602,875
Verizon Communications Inc..............      6,955           209,485   (d)
Vodafone Group PLC ADR..................     41,400           888,858   (e)
                                                            2,453,938

UTILITIES -- 2.3%

American Electric Power
   Company, Inc.........................      4,776           177,142
Constellation Energy Group, Inc.........      7,959           458,438
Dominion Resources, Inc.................      5,099           393,643
Entergy Corp............................      4,404           302,335
PG&E Corp...............................     13,289           493,288
PPL Corp................................      6,458           189,865
Southern Co.............................      6,932           239,362
                                                            2,254,073

TOTAL COMMON STOCK
   (COST $86,601,092)...................                   94,739,074

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.4%
--------------------------------------------------------------------------------
Financial Select Sector
   SPDR Fund............................     20,709           655,854   (g)
Industrial Select Sector
   SPDR Fund............................     85,126         2,674,659   (g)

TOTAL EXCHANGE TRADED FUNDS
   (COST $2,828,036)....................                    3,330,513

TOTAL INVESTMENTS IN SECURITIES
   (COST $89,429,128)...................                   98,069,587




See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.8%

GEI Short Term
   Investment Fund
   4.42%    ............................    847,289       $   847,289 (b,f)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 3.0%

State Street Navigator Securities
   Lending Prime Portfolio
   4.29%    ............................  2,963,530         2,963,530 (b,c,g)

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,810,819)....................                    3,810,819

TOTAL INVESTMENTS
   (COST $93,239,947)...................                  101,880,406

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (3.0)%.........................                   (2,997,505)
                                                          ------------
NET ASSETS-- 100.0% ....................                  $98,882,901
                                                          ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GEI U.S. Equity had the following short futures contracts open at December 31, 2005:

                             NUMBER     CURRENT
               EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE      CONTRACTS    VALUE   APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures     March  2006       5    $(1,568,500)   $20,725




See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio, the assets of which were transferred to the GE Investments U.S. Equity Fund, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.




Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b)  Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)  All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(g) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.
+    Percentages are based on net assets as of December 31, 2005.



Abbreviations:

ADR  American Depository Receipt

REIT Real Estate Investment Trust

SPDR Standard & Poors Depository Receipts

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


U.S. EQUITY FUND

                                                                     12/31/05    12/31/04    12/31/0      12/31/02     12/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                             --          --          --           --       1/3/95
Net asset value, beginning of period .............................     $33.61      $31.48      $25.75        $32.21      $35.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................................       0.39        0.44        0.26          0.24        0.23
   Net realized and unrealized
      gains/(losses) on investments ..............................       0.46        2.13        5.73         (6.45)      (3.24)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ...................       0.85        2.57        5.99         (6.21)      (3.01)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................................       0.40        0.44        0.26          0.25        0.22
   Net realized gains ............................................         --          --          --            --        0.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ..............................................       0.40        0.44        0.26          0.25        0.34
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................................     $34.06      $33.61      $31.48        $25.75      $32.21
====================================================================================================================================
TOTAL RETURN (A) .................................................      2.51%       8.17%      23.28%      (19.26)%     (8.47)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......................    $98,883    $112,545    $114,123      $102,112    $115,578
   Ratios to average net assets:
      Net investment income ......................................      1.06%       1.30%       0.95%         0.87%       0.78%
      Expenses ...................................................      0.63%       0.63%       0.61%         0.58%       0.58%
   Portfolio turnover rate .......................................        40%         30%         39%           37%         48%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.






See Notes to Financial Statements.

                                                                                                                  U.S.
Statement of Assets                                                                                              EQUITY
and Liabilities DECEMBER 31, 2005                                                                                 FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $89,429,128)..............................................    $  98,069,587
   Short-term investments (at amortized cost) ...........................................................        2,963,530
   Short-term affiliated investments (at amortized cost).................................................          847,289
   Income receivables ...................................................................................          137,847
   Receivable for fund shares sold.......................................................................               59
   Variation margin receivable...........................................................................            6,625
----------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ......................................................................................     102,024,937
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned..............................................................        2,963,530
   Payable for investments purchased ....................................................................           40,211
   Payable for fund shares redeemed......................................................................           84,694
   Payable to GEAM.......................................................................................           53,601
----------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .................................................................................       3,142,036
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................................   $  98,882,901
============================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in ......................................................................................      101,013,572
   Undistributed (distribution in excess of) net investment income.......................................               --
   Accumulated net realized loss.........................................................................      (10,791,854)
   Net unrealized appreciation/(depreciation) on:
       Investments........................................................................................       8,640,459
       Futures............................................................................................          20,725
       Foreign currency related translation...............................................................              (1)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................................   $  98,882,901
============================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized) ........................................       2,903,263
Net asset value per share ................................................................................          $34.06

* Includes $2,872,358 of securities on loan.





See Notes to Financial Statements.

                                                                                                                  U.S.
Statement of Operations                                                                                          EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005                                                                              FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................................................                 $1,734,117
      Interest*...............................................................................                      2,116
      Interest from affliated investments.....................................................                     40,613
      Less: Foreign taxes withheld............................................................                     (5,434)
----------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .............................................................................                  1,771,412
----------------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees........................................................                    579,778
      Custody and accounting expenses.........................................................                     48,686
      Professional fees.......................................................................                     17,436
      Transfer agent .........................................................................                        218
      Director's fees.........................................................................                      2,887
      Registration expenses...................................................................                        799
      Other expenses..........................................................................                      9,363
----------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ...........................................................................                    659,167
----------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................................................                  1,112,245
============================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................................................                  7,712,099
         Futures .............................................................................                     (8,973)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................................................                 (6,453,865)
         Futures .............................................................................                     20,100
----------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ........................................                  1,269,361
----------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................                 $2,381,606
============================================================================================================================

*    Income attributable to security lending activity, net of rebate expenses.







See Notes to Financial Statements.

                                                                                                           U.S.
Statements of                                                                                            EQUITY
Changes in Net Assets                                                                                     FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                                2005                2004
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income ...........................................................    $  1,112,245         $  1,448,232
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ........................................       7,703,126            3,405,421
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign
       currency translation ...........................................................      (6,433,765)           3,718,272
-------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations .....................................................       2,381,606            8,571,925
-------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ............................................................      (1,138,355)          (1,456,440)
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................................................      (1,138,355)          (1,456,440)
-------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions ...........................       1,243,251            7,115,485
-------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................       2,289,141            7,341,779
     Value of distributions reinvested ................................................       1,138,344            1,456,454
     Cost of shares redeemed ..........................................................     (18,333,312)         (17,491,217)
-------------------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions .............................................     (14,905,827)          (8,692,984)
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS .......................................................     (13,662,576)          (1,577,499)

NET ASSETS
   Beginning of period ................................................................     112,545,477          114,122,976
-------------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................    $ 98,882,901         $112,545,477
===============================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD ........    $         --         $      5,868
-------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ......................................................................          68,648              230,695
     Issued for distributions reinvested ..............................................          33,178               43,360
     Shares redeemed ..................................................................        (547,125)            (550,499)
-------------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares ...........................................................        (445,299)            (276,444)
===============================================================================================================================









See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, (the "Fund") S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3,
2006), International Equity Fund, Total Return Fund, Money Market
Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.




At December 31, 2005, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
------------------------------------------------------------------------------------------------------------------------------------
                $96,661,250               $11,484,217                $(6,265,061)                $5,219,156


                   Net Tax
                Appreciation/             Undistributed              Undistributed                  Post
              (Depreciation) on              Income/               Long-Term Gains/                October
            Derivatives, Currency         (Accumulated               (Accumulated                  Losses
            and Other Net Assets         Ordinary Loss)              Capital Loss)           (see Detail Below)
------------------------------------------------------------------------------------------------------------------------------------
                    $(1)                       $--                   $(7,349,826)                    $--

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


                  Amount                    Expires
--------------------------------------------------------------------------------
                $2,267,542                  12/31/10
                 5,082,284                  12/31/11

During the year ended December 31, 2005, the Fund utilized approximately $6,678,063 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:


           Ordinary         Long-Term
            Income        Capital Gains       Total
--------------------------------------------------------------------------------
          $1,138,355           $--         $1,138,355

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital oss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Loss    Capital
--------------------------------------------------------------------------------
           $20,242              $--         $(20,242)

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .55%.

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $1,369 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:


                 Purchases               Sales
--------------------------------------------------------------------------------
                $41,101,594           $54,686,485

SECURITY LENDING At December 31, 2005, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           Collateral*
--------------------------------------------------------------------------------
                $2,872,358            $2,942,735

* COLLATERAL OF $2,963,530 DECREASED BY $20,795 ON JANUARY 3, 2006 TO REFLECT THE DECEMBER 30, 2005 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the U.S. Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.



                                        /S/ KPMG LLP


Boston, Massachusetts
February 17, 2006

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   GEAM Mutual Funds Operations
Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Associate
General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, GE
Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated


BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY
Matthew J. Simpson


TREASURER
Scott H. Rhodes


ASSISTANT TREASURER
Christopher M. Isaacs


DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, LLP


CUSTODIAN
State Street Bank & Trust Company


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP


OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900











--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------




[GE LOGO OMITTED]

GE Investments Funds, Inc.
S&P 500 Index Fund








Annual Report
DECEMBER 31, 2005









[GE LOGO OMITTED]

GE Investments Funds, Inc.
S&P 500 Index Fund                                                      Contents
--------------------------------------------------------------------------------



MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................     1

NOTES TO PERFORMANCE .....................................................    11

NOTES TO SCHEDULE OF INVESTMENTS .........................................    11

FINANCIAL STATEMENTS

     Financial Highlights ................................................    12

     Statement of Assets and Liabilities .................................    13

     Statement of Operations .............................................    14

     Statements of Changes in Net Assets .................................    15

     Notes to Financial Statements .......................................    16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................    21

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ............................    22

ADDITIONAL INFORMATION ...................................................    25

INVESTMENT TEAM ..........................................................    28










This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                                                             Q&A


SSGA FUNDS MANAGEMENT, INC. ("SSGA FM") IS THE SUB- ADVISER FOR THE S&P 500 INDEX FUND. SSGA IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES, WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW. THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS COMPOSED OF THE FOLLOWING MEMBERS: KARL SCHNEIDER, JAMES MAY**, MICHAEL FEEHILY, TOM RAWLINGS*, AND DAVID CHIN**.

KARL SCHNEIDER, LEAD PORTFOLIO MANAGER FOR THE FUND, IS A PRINCIPAL OF STATE STREET GLOBAL ADVISORS, SSGA FM AND A PORTFOLIO MANAGER WITHIN THE GLOBAL STRUCTURED PRODUCTS GROUP. HE JOINED STATE STREET IN 1996 AND CURRENTLY MANAGES THE FIRM'S COMMINGLED WILSHIRE 5000, WILSHIRE 4500, AND RUSSELL 2000 FUNDS, AS WELL AS OTHER COMMINGLED AND SEPARATELY MANAGED DOMESTIC AND INTERNATIONAL FUNDS. PRIOR TO JOINING THE GLOBAL STRUCTURED PRODUCTS GROUP, KARL WORKED AS A PORTFOLIO MANAGER IN SSGA'S CURRENCY MANAGEMENT GROUP, MANAGING BOTH ACTIVE CURRENCY SELECTION AND TRADITIONAL PASSIVE HEDGING OVERLAY PORTFOLIOS. PRIOR TO THIS, HE WORKED AS AN ANALYST IN STATE STREET'S PROCESS ENGINEERING DIVISION WHERE HE BOTH ASSISTED AND LED A NUMBER OF INTERNAL CONSULTING ENGAGEMENTS AIMED AT IMPROVING OPERATIONAL EFFICIENCIES WITHIN THE CUSTODY BANK.

JAMES MAY IS A PRINCIPAL OF STATE STREET GLOBAL ADVISORS, SSGA FM AND A SENIOR PORTFOLIO MANAGER IN THE FIRM'S GLOBAL STRUCTURED PRODUCTS GROUP. HE MANAGES A VARIETY OF PORTFOLIOS FOR THE DEVELOPED MARKETS TEAM BENCHMARKED TO INDEXES INCLUDING MSCI, STANDARD & POOR'S, AND RUSSELL. JIM IS ALSO RESPONSIBLE FOR MANAGING SEVERAL MUTUAL FUNDS. JIM JOINED SSGA IN 1991. PRIOR TO THE GLOBAL STRUCTURED PRODUCTS GROUP, JIM WORKED IN THE FIRM'S PASSIVE U.S. EQUITY OPERATIONS DEPARTMENT AS A SENIOR ANALYST. AS A MEMBER OF THE DEVELOPED MARKETS TEAM, HE WORKED ON THE FORMULATION OF TRADING STRATEGIES FOR INDEX CHANGE TRADES, RUSSELL RECONSTITUTION, AND MSCI QUARTERLY REBALANCING AND PROVISIONAL TRADES. JIM ALSO SERVED ON THE RUSSELL 1000 ADVISORY COMMITTEE AT THE NEW YORK BOARD OF TRADE. HE HAS BEEN WORKING IN THE INVESTMENT MANAGEMENT FIELD SINCE 1989 WHEN HE JOINED STATE STREET CORPORATION'S CUSTODY OPERATION.

MICHAEL FEEHILY IS A PRINCIPAL OF STATE STREET GLOBAL ADVISORS, SSGA FM AND HEAD OF THE U.S. EQUITY TEAM WITHIN THE GLOBAL STRUCTURED PRODUCTS GROUP. MIKE IS RESPONSIBLE FOR OVERSEEING THE MANAGEMENT OF ALL U.S. EQUITY INDEX FUNDS FOR STATE STREET GLOBAL ADVISORS. HE ALSO SERVES AS PORTFOLIO MANAGER FOR SEVERAL MUTUAL FUNDS, IN ADDITION TO SEVERAL OTHER COMMINGLED AND SEPARATELY MANAGED PRODUCTS. MIKE JOINED SSGA IN 1997, INITIALLY WORKING IN THE PERFORMANCE AND ANALYTICS GROUP. PRECEDING THIS, HE WAS PART OF THE GLOBAL OPERATIONS DEPARTMENT OF STATE STREET CORPORATION WHERE HE HELPED TO DEVELOP PRIVATE EDGE, A PROPRIETARY APPLICATION USED TO ANALYZE VENTURE CAPITAL, REAL ESTATE, AND OTHER PRIVATE INVESTMENTS. MIKE HAS BEEN WORKING IN THE INVESTMENT MANAGEMENT FIELD SINCE 1992.

TOM RAWLINGS IS A PRINCIPAL AT STATE STREET GLOBAL ADVISORS, SSGA FM AND A PORTFOLIO MANAGER IN THE GLOBAL STRUCTURED PRODUCTS GROUP. THROUGHOUT HIS CAREER TOM HAS MANAGED A WIDE VARIETY OF FUNDS, RANGING FROM EMERGING MARKETS TO THE US MARKET. TOM'S CURRENT FOCUS AREAS INCLUDE FUNDS BENCHMARKED TO THE STANDARD AND POOR'S, DOW JONES, AND RUSSELL INDICES. IN ADDITION TO HIS FUND RESPONSIBILITIES, TOM HAS WORKED ON FORMULATING TRADE STRATEGIES FOR INDEX CHANGES, AND THE RUSSELL RECONSTITUTION, AND HAS WORKED ON SEVERAL PROJECT GROUPS FOCUSING ON PROCESS EFFICIENCY, REVIEW, AND RECOVERY SERVICES. TOM ALSO CONDUCTS OPTIMIZATION ANALYSIS FOR SOCIALLY SCREENED PORTFOLIOS, AND PERFORMS ANALYSIS FOR GENERAL RESEARCH TOPICS WITHIN THE GLOBAL STRUCTURED PRODUCTS GROUP. PRIOR TO TOM'S CURRENT POSITION, HE WAS THE EQUITY TECHNICAL SUPPORT ANALYST IN THE OPERATIONS GROUP. IN THIS ROLE TOM'S RESPONSIBILITIES INCLUDED PROJECT MANAGEMENT, TECHNICAL ASSISTANCE AND TRAINING, AND PROGRAMMING AND OPERATIONS PROCESS REVIEW WORLDWIDE. TOM HAS BEEN WORKING IN THE INVESTMENT MANAGEMENT FIELD SINCE HE JOINED SSGA IN DECEMBER 1995.

DAVID CHIN IS A PRINCIPAL AND SENIOR PORTFOLIO MANAGER IN THE GLOBAL STRUCTURED PRODUCTS GROUP AT STATE STREET GLOBAL ADVISORS AND SSGA FM. HE IS RESPONSIBLE FOR MANAGING BOTH U.S. AND INTERNATIONAL FUNDS. PRIOR TO JOINING SSGA IN 1999, DAVID WAS A PRODUCT ANALYST IN THE ANALYTICAL SERVICES GROUP AT FRANK RUSSELL COMPANY. BEFORE THIS, HE WORKED AT ONESOURCE INFORMATION SYSTEMS DEVELOPING INVESTMENT SOFTWARE. PRECEDING THIS, HE WAS AFFILIATED WITH PANAGORA ASSET MANAGEMENT IN THE RESEARCH AND DEVELOPMENT GROUP CREATING QUANTITATIVE INVESTMENT MODELS FOR INTERNATIONAL EQUITIES. DAVID HAS BEEN WORKING IN THE INVESTMENT MANAGEMENT FIELD SINCE 1992.




* TOM RAWLINGS RESIGNED FROM SSGA FM IN THE 4TH QUARTER OF 2005 AND NO LONGER SERVES AS PORTFOLIO MANAGER TO THE FUND.
** EFFECTIVE JANUARY 1, 2006, JAMES MAY AND DAVID CHIN NO LONGER SERVE AS
   PORTFOLIO MANAGERS TO THE FUND.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                                                             Q&A


Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the S&P 500 Index Fund returned 4.51%. The S&P 500 Index, the Fund's benchmark, returned 4.92% and the Fund's Lipper peer group of 55 S&P 500 Index Objective funds returned an average of 4.52% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. While the market traded flat for much of the first half of 2005, economic resilience, combined with healthy business prospects for companies involved in disaster recovery and infrastructure repair, helped investors look past the potential for near-term earnings disruptions in the wake of hurricanes Katrina and Rita. The S&P 500 did notch its best close of the year on December 14, revisiting levels it had not seen since the spring of 2001, but a holiday swoon left the benchmark flat for the month and up a respectable, if uninspiring 4.92% for the year.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the GE Investments S&P 500 Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is generally held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, full replication investment style, the fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of December 31st, 2005, the four largest sectors in the S&P 500 Index were Financials (21.2%), Information Technology (15.1%), Health Care (13.3%) and Industrials (11.3%).

Q.  WHY DID THE FUND OVER OR UNDER PERFORM ITS BENCHMARK?

A. The Fund under performed its benchmark due to the investment of fund cash flows and fund fees and expenses.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. By utilizing a passive, full replication investment style, the fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the last twelve months were Valero Energy (+128%), Apple Computer (+123%), Express Scripts (+119%), EOG Resources (+106%) and Burlington Resources (+99%). The bottom five returning stocks for the last year were Gateway (-58%), Dana Corp (-56%), Sanmina Corp (-49%), Lexmark International (-47%) and General Motors (-46%). The highest returning sectors for the last twelve months were Energy (+29%) and Utilities (+12%) while the lowest returning sectors were Telecommunications (-9%) and Consumer Discretionary (-7%).

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE QUARTER AND WHY?

A. For the 4th quarter of 2005, there were eight index changes announced by Standard & Poors that impacted the Fund. The additions to the S&P500 were Lennar Corp (Oct 3), Patterson Companies (Oct 10), Amazon.com (Nov 18), Genworth Financial (Dec 1), Scripps E.W. (Dec 19), CBS Corp (Dec 30), Viacom Inc New (Dec 30), and Whole Foods Market (Dec 30). The deletions for the quarter were Delphi Corp (Oct 10), AT&T Corp (Nov 18), Calpine Corp (Dec 1), Georgia-Pacific Group (Dec 19), Viacom Inc Old (Dec 30), Visteon Corp (Dec
    30), and MBNA Corp (Dec 30). Not all the additions and deletions were bought and sold in the fund, however, as several changes were as a result of a merger or acquisition involving another S&P 500 constituent.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2005 - DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,055.48                           2.03
------------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.98                           1.99
------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.39% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).
** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 5.55%.

S&P 500 Index Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

        S&P 500 Index Fund             S&P 500 Index
12/95       $10,000.00                    $10,000.00
12/96        12,451.17                     12,311.39
12/97        16,227.19                     16,409.82
12/98        20,810.00                     21,119.11
12/99        25,099.20                     25,568.45
12/00        22,733.36                     23,220.38
12/01        19,944.87                     20,454.37
12/02        15,483.85                     15,933.57
12/03        19,861.67                     20,510.99
12/04        21,939.46                     22,742.86
12/05        22,928.23                     23,861.46


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                 ONE         FIVE        TEN
                                 YEAR        YEAR        YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund               4.51%       0.17%      8.65%
--------------------------------------------------------------------------------
S&P 500 Index                    4.92%       0.55%      9.09%
--------------------------------------------------------------------------------
Lipper peer group average*       4.52%       0.16%      8.74%
--------------------------------------------------------------------------------
Inception date                 4/15/85
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.


TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 General Electric Co.**                                  3.24%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.06%
--------------------------------------------------------------------------------
 Citigroup, Inc.                                         2.15%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         2.10%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                    1.70%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   1.61%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       1.57%
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.55%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.51%
--------------------------------------------------------------------------------
 Altria Group, Inc.                                      1.36%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $531,327 (in thousands)

[PIE GRAPH OMITTED]

Telecommunications Services         3.0%
Utilities                           3.3%
Energy                              9.1%
Consumer Staples                    9.4%
Industrials                        11.2%
Consumer Discretionary             10.7%
Healthcare                         13.2%
Information Technology             14.9%
Financials                         21.0%
Short-Term                          1.2%
Materials                           3.0%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 55, 44 AND 18 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

** GENERAL ELECTRIC CO. IS THE PARENT COMPANY OF GE ASSET MANAGEMENT INCORPORATED, THE FUND'S INVESTMENT ADVISER.

SEE NOTES TO PERFORMANCE ON PAGE 11 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.7%

Amazon.Com, Inc. ................     14,500  $    683,675(a)
Apollo Group, Inc. (Class A) ....      6,700       405,082(a)
Autonation, Inc. ................      8,700       189,051(a)
Autozone, Inc. ..................      2,544       233,412(a)
Bed Bath & Beyond, Inc. .........     14,200       513,330(a)
Best Buy Company, Inc. ..........     19,000       826,120
Big Lots, Inc. ..................      4,400        52,844(a)
Black & Decker Corp. ............      3,707       322,361
Brunswick Corp. .................      4,768       193,867
Carnival Corp. ..................     20,300     1,085,441
CCE Spinco Inc. .................      3,175        41,593(a)
Centex Corp. ....................      6,120       437,519
Circuit City Stores, Inc. .......      7,326       165,494
Clear Channel
   Communications, Inc. .........     25,400       798,830
Coach, Inc. .....................     17,500       583,450(a)
Comcast Corp. (Class A) .........    101,039     2,622,972(a)
Cooper Tire & Rubber Co. ........      2,923        44,780
D.R. Horton, Inc. ...............     12,900       460,917
Dana Corp. ......................      8,441        60,606
Darden Restaurants, Inc. ........      6,029       234,408
Dillard's, Inc. (Class A) .......      2,295        56,962
Dollar General Corp. ............     14,791       282,064
Dow Jones & Company, Inc. .......      2,442        86,667
Eastman Kodak Co. ...............     12,875       301,275
eBay, Inc. ......................     53,100     2,296,575(a)
Family Dollar Stores, Inc. ......      7,300       180,967
Federated Department Stores Inc.      12,615       836,753
Ford Motor Co. ..................     88,299       681,668
Fortune Brands, Inc. ............      6,941       541,537
Gannett Company, Inc. ...........     11,408       690,983
General Motors Corp. ............     26,347       511,659
Genuine Parts Co. ...............      8,196       359,968
Goodyear Tire & Rubber Co. ......      8,619       149,798(a)
H&R Block, Inc. .................     14,708       361,081
Harley-Davidson, Inc. ...........     12,800       659,072
Harrah's Entertainment, Inc. ....      8,635       615,589
Hasbro, Inc. ....................      7,896       159,341
Hilton Hotels Corp. .............     15,988       385,471
International Game Technology ...     15,400       474,012
Interpublic Group of
   Companies, Inc. ..............     19,730       190,395(a)
J.C. Penney Company, Inc. .......     10,687       594,197
Johnson Controls, Inc. ..........      9,082       662,169
Jones Apparel Group, Inc. .......      6,000       184,320
KB Home .........................      3,460       251,404
Knight-Ridder, Inc. .............      3,400       215,220
Kohl's Corp. ....................     16,200       787,320(a)
Leggett & Platt Incorporated ....      9,300       213,528


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Lennar Corp. (Class A) ..........      6,400  $    390,528
Limited Brands ..................     16,288       364,037
Liz Claiborne Inc. ..............      5,130       183,757
Lowe's Companies, Inc. ..........     36,328     2,421,624
Marriott International Inc. (Class A)  7,822       523,839
Mattel, Inc. ....................     19,851       314,043
Maytag Corp. ....................      4,395        82,714
McDonald's Corp.                      58,534     1,973,766
McGraw-Hill Companies Inc. ......     17,540       905,590
Meredith Corp. ..................      1,998       104,575
New York Times Co. (Class A) ....      7,088       187,478
Newell Rubbermaid Inc. ..........     12,456       296,204
News Corp. (Class A) ............    112,500     1,749,375
Nike Inc. (Class B) .............      8,904       772,778
Nordstrom, Inc. .................      9,784       365,922
Office Depot, Inc. ..............     14,900       467,860(a)
OfficeMax, Inc. .................      3,023        76,663
Omnicom Group, Inc. .............      8,400       715,092
Pulte Homes, Inc. ...............      9,788       385,256
RadioShack Corp. ................      5,956       125,255
Reebok International Ltd. .......      2,730       158,968
Sears Holdings Corp. ............      4,819       556,739(a)
Sherwin-Williams Co. ............      5,263       239,045
Snap-On Incorporated ............      2,409        90,482
Stanley Works ...................      3,526       169,389
Staples, Inc. ...................     34,050       773,275
Starbucks Corp. .................     36,200     1,086,362(a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) (REIT)    10,400       664,144
Target Corp. ....................     41,152     2,262,125
The E.W. Scripps Co. (Class A) ..      3,900       187,278
The Gap, Inc. ...................     26,518       467,778
The Home Depot, Inc. ............     98,618     3,992,057
The Walt Disney Co. .............     89,437     2,143,805
Tiffany & Co. ...................      6,400       245,056
Time Warner Inc. ................    217,214     3,788,212(d)
TJX Companies, Inc. .............     21,580       501,303
Tribune Co. .....................     11,718       354,587
Univision Communications
   Inc. (Class A) ...............     10,000       293,900(a)
VF Corp. ........................      4,102       227,005
Viacom Inc. (Class B) ...........     71,827     2,341,560
Wendy's International, Inc. .....      5,131       283,539
Whirlpool Corp. .................      3,109       260,410
Yum! Brands, Inc. ...............     13,422       629,223
                                                56,808,345

CONSUMER STAPLES -- 9.4%

Alberto-Culver Company ..........      3,399       155,504
Albertson's, Inc. ...............     16,561       353,577(d)
Altria Group, Inc. ..............     96,979     7,246,271
Anheuser-Busch Companies, Inc. ..     35,908     1,542,608(d)
Archer-Daniels-Midland Co. ......     30,086       741,921
Avon Products, Inc. .............     21,028       600,349
Brown-Forman Corp. (Class B) ....      3,758       260,505
Campbell Soup Co. ...............      8,976       267,216
Clorox Co. ......................      6,784       385,942

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------


Coca-Cola Enterprises, Inc. .....     14,700  $    281,799
Colgate-Palmolive Co. ...........     24,372     1,336,804
ConAgra Foods, Inc. .............     24,568       498,239
Constellation Brands, Inc. (Class A)   9,200       241,316(a)
Costco Wholesale Corp. ..........     22,366     1,106,446
CVS Corp. .......................     38,012     1,004,277
General Mills, Inc. .............     16,422       809,933
HJ Heinz Co. ....................     15,997       539,419
Kellogg Co. .....................     11,790       509,564
Kimberly-Clark Corp.                  21,536     1,284,622
Kroger Co. ......................     33,930       640,598(a)
McCormick & Company, Inc. .......      6,200       191,704
Molson Coors Brewing Co. (Class B)     2,765       185,227
Pepsi Bottling Group, Inc. ......      6,300       180,243
PepsiCo, Inc. ...................     77,074     4,553,532
Procter & Gamble Co. ............    156,345     9,049,249
Reynolds American Inc. ..........      3,700       352,721
Safeway Inc. ....................     21,200       501,592
Sara Lee Corp. ..................     36,157       683,367
Supervalu Inc. ..................      6,400       207,872
Sysco Corp. .....................     29,444       914,236
The Coca-Cola Co. ...............     96,051     3,871,816(d)
The Hershey Company .............      8,484       468,741
Tyson Foods, Inc. (Class A) .....     12,300       210,330
UST Inc. ........................      8,079       329,866
Walgreen Co. ....................     46,800     2,071,368
Wal-Mart Stores, Inc. ...........    116,624     5,458,003
Whole Foods Market, Inc. ........      6,300       487,557
WM Wrigley Jr. Co. ..............      8,168       543,090
                                                50,067,424

ENERGY -- 9.2%

Amerada Hess Corp. ..............      3,690       467,966(d)
Anadarko Petroleum Corp. ........     10,928     1,035,428
Apache Corp. ....................     15,148     1,037,941
Baker Hughes Incorporated .......     15,750       957,285
BJ Services Co. .................     15,300       561,051
Burlington Resources, Inc. ......     17,482     1,506,948
Chevron Corporation .............    104,369     5,925,028
ConocoPhillips ..................     64,742     3,766,690
Devon Energy Corp. ..............     20,492     1,281,570
El Paso Corp. ...................     31,482       382,821
EOG Resources, Inc. .............     11,300       829,081
Exxon Mobil Corp. ...............    289,624    16,268,180(d)
Halliburton Co. .................     23,760     1,472,170
Kerr-McGee Corp. ................      5,248       476,833
Kinder Morgan, Inc. .............      4,400       404,580
Marathon Oil Corp. ..............     17,021     1,037,770
Murphy Oil Corp. ................      7,400       399,526
Nabors Industries Ltd. ..........      7,100       537,825(a)
National Oilwell Varco, Inc. ....      8,100       507,870(a)
Noble Corp. .....................      6,600       465,564
Occidental Petroleum Corp. ......     18,610     1,486,567
Rowan Companies, Inc. ...........      5,177       184,508
Schlumberger Ltd. ...............     27,354     2,657,441
Sunoco, Inc. ....................      6,276       491,913
The Williams Companies, Inc. ....     26,486       613,681

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Transocean Inc. .................     15,166  $  1,056,919(a)
Valero Energy Corp. .............     28,600     1,475,760
Weatherford International Ltd. ..     16,000       579,200(a)
XTO Energy Inc. .................     16,633       730,854
                                                48,598,970

FINANCIALS -- 21.0%

ACE Ltd. ........................     14,700       785,568
AFLAC Incorporated ..............     23,600     1,095,512
Allstate Corp. ..................     29,976     1,620,802(d)
AMBAC Financial Group, Inc. .....      4,900       377,594
American Express Co. ............     58,222     2,996,104(d)
American International Group, Inc.   120,909     8,249,621(d)
Ameriprise Financial Inc. .......     11,404       467,564
AmSouth Bancorp .................     16,150       423,291
AON Corp. .......................     15,036       540,544
Apartment Investment &
   Management Co. (Class A) (REIT)     4,300       162,841
Archstone-Smith Trust (REIT) ....      9,500       397,955
Bank of America Corp. ...........    184,884     8,532,397
BB&T Corp. ......................     25,300     1,060,323
Capital One Financial Corp. .....     13,600     1,175,040
Charles Schwab Corp. ............     48,511       711,656
Chubb Corp. .....................      9,297       907,852
Cincinnati Financial Corp. ......      8,292       370,487
CIT Group, Inc. .................      9,400       486,732
Citigroup, Inc. .................    235,376    11,422,797(d)
Comerica Incorporated ...........      7,956       451,583
Compass Bancshares, Inc. ........      5,800       280,082
Countrywide Financial Corp. .....     27,898       953,833
E*Trade Financial Corp. .........     17,400       362,964(a)
Equity Office Properties Trust (REIT) 19,500       591,435
Equity Residential (REIT) .......     13,600       532,032
Federal Home Loan
   Mortgage Corp. ...............     32,165     2,101,983
Federal National Mortgage Assoc.      44,976     2,195,279
Federated Investors Inc. (Class B)     4,400       162,976
Fifth Third Bancorp .............     26,216       988,868
First Horizon National Corp. ....      5,700       219,108
Franklin Resources, Inc. ........      6,800       639,268
Genworth Financial, Inc. (Class A)    17,700       612,066
Golden West Financial Corp. .....     11,930       787,380
Goldman Sachs Group, Inc. .......     21,000     2,681,910
Huntington Bancshares
   Incorporated .................     11,234       266,808
Janus Capital Group, Inc. .......     11,100       206,793
Jefferson-Pilot Corp. ...........      6,323       359,968
JPMorgan Chase & Co. ............    162,676     6,456,610(d)
Keycorp .........................     18,628       613,420
Lehman Brothers Holdings Inc. ...     12,400     1,589,308
Lincoln National Corp. ..........      8,212       435,482
Loews Corp. .....................      6,332       600,590
M&T Bank Corp. ..................      3,700       403,485
Marsh & McLennan
   Companies Inc. ...............     25,208       800,606
Marshall & Ilsley Corp. .........      9,300       400,272
MBIA Inc. .......................      6,035       363,066

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
MBNA Corp. .....................      62,961  $  1,709,391
Mellon Financial Corp. .........      19,928       682,534
Merrill Lynch & Company, Inc. ..      42,634     2,887,601
Metlife, Inc. ..................      35,400     1,734,600
MGIC Investment Corp. ..........       4,459       293,491
Moody's Corp. ..................      11,784       723,773
Morgan Stanley .................      49,996     2,836,773
National City Corp. ............      26,064       874,968
North Fork Bancorporation, Inc.       22,700       621,072
Northern Trust Corp. ...........       8,400       435,288
Plum Creek Timber
   Company, Inc (REIT) .........       8,300       299,215
Principal Financial Group ......      13,200       626,076
Progressive Corp. ..............       9,300     1,086,054
Prologis (REIT) ................      11,600       541,952
Prudential Financial, Inc. .....      23,400     1,712,646
Public Storage, Inc. (REIT) ....       4,000       270,880
Regions Financial Corp. ........      21,582       737,241
Safeco Corp. ...................       5,981       337,926
Simon Property Group, Inc. (REIT)      8,500       651,355
SLM Corp. ......................      19,700     1,085,273
Sovereign Bancorp, Inc. ........      16,500       356,730
State Street Corp. .............      15,300       848,232(c)
SunTrust Banks, Inc. ...........      16,629     1,209,926
Synovus Financial Corp. ........      14,650       395,696
T Rowe Price Group, Inc. .......       6,100       439,383
The Bank of New York
   Company, Inc. ...............      36,010     1,146,918(d)
The Bear Stearns Companies Inc.        5,269       608,728
The Hartford Financial
   Services Group, Inc. ........      14,104     1,211,393
The PNC Financial Services
   Group, Inc. .................      13,808       853,749
The St. Paul Travelers
   Companies, Inc. .............      31,299     1,398,126
Torchmark Corp. ................       4,800       266,880
UnumProvident Corp. ............      14,089       320,525
US Bancorp .....................      84,199     2,516,708
Vornado Realty Trust (REIT) ....       5,600       467,432
Wachovia Corp. .................      72,311     3,822,359
Washington Mutual Inc. .........      46,181     2,008,873
Wells Fargo & Co. ..............      77,918     4,895,588
XL Capital Ltd. ................       8,100       545,778
Zions Bancorporation ...........       4,700       355,132
                                               111,658,120

HEALTHCARE -- 13.2%

Abbott Laboratories ............      72,196     2,846,688(d)
Aetna, Inc. ....................      13,404     1,264,131
Allergan, Inc. .................       6,252       674,966
AmerisourceBergen Corp. ........       9,942       411,599
Amgen, Inc. ....................      57,548     4,538,235(a,d)
Applera Corp. - Applied Biosystems
   Group .......................       9,500       252,320
Bausch & Lomb Inc. .............       2,628       178,441
Baxter International, Inc. .....      29,048     1,093,657
Becton Dickinson & Co. .........      11,570       695,126

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Biogen Idec, Inc. ..............      15,600  $    707,148(a)
Biomet, Inc. ...................      11,915       435,732
Boston Scientific Corp. ........      27,576       675,336(a)
Bristol-Myers Squibb Co. .......      90,908     2,089,066(d)
C.R. Bard, Inc. ................       4,702       309,956
Cardinal Health, Inc. ..........      19,901     1,368,194
Caremark Rx, Inc. ..............      20,970     1,086,036(a)
Chiron Corp. ...................       5,300       235,638(a)
Cigna Corp. ....................       5,963       666,067
Coventry Health Care, Inc. .....       7,800       444,288(a)
Eli Lilly & Co. ................      53,016     3,000,175
Express Scripts, Inc. ..........       7,000       586,600(a)
Fisher Scientific International Inc.   5,900       364,974(a)
Forest Laboratories, Inc. ......      16,200       659,016(a)
Genzyme Corp. ..................      12,000       849,360(a)
Gilead Sciences, Inc. ..........      21,600     1,136,808(a)
Guidant Corp. ..................      15,224       985,754
HCA Inc. .......................      19,600       989,800
Health Management
   Associates Inc. (Class A) ...      12,000       263,520
Hospira, Inc. ..................       7,539       322,518(a)
Humana Inc. ....................       7,627       414,375(a)
IMS Health Inc. ................      10,057       250,620
Johnson & Johnson ..............     138,593     8,329,439
King Pharmaceuticals, Inc. .....      11,933       201,906(a)
Laboratory Corporation
   of America Holdings .........       6,300       339,255(a)
Manor Care, Inc. ...............       3,637       144,643
McKesson Corp. .................      14,161       730,566
Medco Health Solutions, Inc. ...      14,283       796,991(a)
Medimmune, Inc. ................      11,600       406,232(a)
Medtronic Inc. .................      56,232     3,237,276
Merck & Company, Inc. ..........     101,950     3,243,029
Millipore Corp. ................       2,245       148,260(a)
Mylan Laboratories Inc. ........      10,600       211,576
Patterson Companies, Inc. ......       6,200       207,080(a)
PerkinElmer, Inc. ..............       5,410       127,460
Pfizer Inc. ....................     343,177     8,002,888
Quest Diagnostics Inc. .........       7,800       401,544
Schering-Plough Corp. ..........      69,358     1,446,114(d)
St. Jude Medical, Inc. .........      16,692       837,938(a)
Stryker Corp. ..................      13,500       599,805
Tenet Healthcare Corp. .........      23,295       178,440(a)
Thermo Electron Corp. ..........       7,828       235,858(a)
UnitedHealth Group Incorporated       63,676     3,956,827
Waters Corp. ...................       5,500       207,900(a)
Watson Pharmaceuticals, Inc. ...       4,400       143,044(a)
WellPoint, Inc. ................      28,700     2,289,973(a)
Wyeth ..........................      62,654     2,886,470(d)
Zimmer Holdings, Inc. ..........      11,700       789,048(a)
                                                69,895,706

INDUSTRIALS -- 11.2%

Allied Waste Industries, Inc. ..       9,000        78,660(a)
American Power Conversion Corp.        8,300       182,600
American Standard
   Companies, Inc. .............       8,500       339,575


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Avery Dennison Corp. ............      5,055  $    279,390
Boeing Co. ......................     37,516     2,635,124(d)
Burlington Northern
   Santa Fe Corp. ...............     17,549     1,242,820
Caterpillar, Inc. ...............     31,432     1,815,827
Cendant Corp. ...................     48,146       830,518(d)
Cintas Corp. ....................      6,300       259,434
Cooper Industries Ltd. ..........      4,071       297,183
CSX Corp. .......................     10,038       509,629
Cummins, Inc. ...................      1,989       178,473
Danaher Corp. ...................     11,000       613,580
Deere & Co. .....................     11,420       777,816
Dover Corp. .....................      9,558       387,003
Eaton Corp. .....................      6,800       456,212
Emerson Electric Co. ............     18,974     1,417,358
Equifax, Inc. ...................      5,800       220,516
FedEx Corp. .....................     14,260     1,474,341
Fluor Corp. .....................      3,952       305,332
General Dynamics Corp. ..........      9,282     1,058,612
General Electric Co. ............    491,795    17,237,415(f)
Goodrich Corp. ..................      5,701       234,311
Honeywell International Inc. ....     39,616     1,475,696
Illinois Tool Works Inc. ........      9,597       844,440
Ingersoll-Rand Co. Ltd. (Class ..     15,598       629,691
ITT Industries, Inc. ............      4,463       458,886
L-3 Communications Holdings, Inc.      5,600       416,360
Lockheed Martin Corp. ...........     16,452     1,046,841
Masco Corp. .....................     20,390       615,574
Monster Worldwide, Inc. .........      5,900       240,838(a)
Navistar International Corp. ....      2,795        79,993(a)
Norfolk Southern Corp. ..........     18,501       829,400
Northrop Grumman Corp. ..........     16,422       987,126
Paccar Inc. .....................      8,010       554,532
Pall Corp. ......................      5,878       157,883
Parker Hannifin Corp. ...........      5,715       376,961
Pitney Bowes Inc. ...............     10,532       444,977
Raytheon Co. ....................     20,724       832,069
Robert Half International Inc. ..      7,400       280,386
Rockwell Automation, Inc. .......      8,268       489,135
Rockwell Collins, Inc. ..........      8,368       388,861
RR Donnelley & Sons Co. .........      9,552       326,774
Ryder System, Inc. ..............      3,131       128,434
Southwest Airlines Co. ..........     32,449       533,137
Textron Inc. ....................      6,068       467,115
3M Co. ..........................     35,380     2,741,950
Tyco International Ltd. .........     93,339     2,693,764
Union Pacific Corp. .............     12,154       978,519
United Parcel Service Inc. (Class B)  51,600     3,877,740
United Technologies Corp. .......     47,172     2,637,387
W.W. Grainger, Inc. .............      3,482       247,570
Waste Management, Inc. ..........     25,312       768,219
                                                59,381,987

INFORMATION TECHNOLOGY -- 14.9%

ADC Telecommunications, Inc. ....      5,057       112,973(a)
Adobe Systems Incorporated ......     27,984     1,034,289(d)
Advanced Micro Devices, Inc. ....     18,274       559,184(a,d)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Affiliated Computer Services,
   Inc. (Class A) ...............      6,100  $    360,998(a)
Agilent Technologies, Inc. ......     18,785       625,353(a)
Altera Corp. ....................     16,200       300,186(a)
Analog Devices, Inc. ............     17,300       620,551
Andrew Corp. ....................      8,656        92,879(a)
Apple Computer, Inc. ............     38,740     2,785,019(a)
Applied Materials, Inc. .........     74,900     1,343,706(d)
Applied Micro Circuits Corp. ....     18,100        46,517(a)
Autodesk, Inc. ..................     10,648       457,332
Automatic Data Processing, Inc. .     27,118     1,244,445
Avaya, Inc. .....................     19,401       207,009(a)
BMC Software, Inc. ..............     10,900       223,341(a)
Broadcom Corp. (Class A) ........     13,300       627,095(a)
Ciena Corp. .....................     31,000        92,070(a)
Cisco Systems, Inc. .............    286,304     4,901,524(a,d)
Citrix Systems, Inc. ............      8,400       241,752(a)
Computer Associates
   International, Inc. ..........     21,481       605,549
Computer Sciences Corp. .........      8,682       439,656(a)
Compuware Corp. .................     17,100       153,387(a)
Comverse Technology, Inc. .......      9,500       252,605(a)
Convergys Corp. .................      5,900        93,515(a)
Corning Incorporated ............     70,639     1,388,763(a)
Dell, Inc. ......................    109,648     3,288,344(a,d)
Electronic Arts, Inc. ...........     14,200       742,802(a)
Electronic Data Systems Corp. ...     24,700       593,788
EMC Corporation .................    112,414     1,531,079(a)
First Data Corp. ................     35,660     1,533,737
Fiserv, Inc. ....................      8,650       374,286(a)
Freescale Semiconductor
   Inc. (Class B) ...............     19,219       483,742(a)
Gateway, Inc. ...................     11,200        28,112(a)
Hewlett-Packard Co. .............    133,165     3,812,514
Intel Corp. .....................    281,208     7,018,952
International Business
   Machines Corp. ...............     73,630     6,052,386
Intuit Inc. .....................      8,400       447,720(a)
Jabil Circuit, Inc. .............      7,900       293,011(a)
JDS Uniphase Corp. ..............     77,300       182,428(a)
Kla-Tencor Corp. ................      9,100       448,903
Lexmark International Inc.
   (Class A) ....................      5,500       246,565(a)
Linear Technology Corp. .........     14,100       508,587
LSI Logic Corp. .................     18,592       148,736(a)
Lucent Technologies Inc. ........    204,418       543,752(a,d)
Maxim Integrated Products, Inc. .     15,200       550,848
Mercury Interactive Corp. .......      4,500       125,055(a)
Micron Technology, Inc. .........     28,954       385,378(a)
Microsoft Corp. .................    425,912    11,137,599(d)
Molex, Inc. .....................      6,550       169,973
Motorola, Inc. ..................    115,350     2,605,756
National Semiconductor Corp. ....     16,366       425,189
NCR Corp. .......................      8,700       295,278(a)
Network Appliance, Inc. .........     17,400       469,800(a)
Novell, Inc. ....................     17,066       150,693(a)
Novellus Systems, Inc. ..........      6,300       151,956(a)
Nvidia Corp. ....................      7,900       288,824(a)

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Oracle Corp. ...................     175,432  $  2,142,025(a)
Parametric Technology Corp. ....      14,906        90,927(a)
Paychex, Inc. ..................      15,425       588,001
PMC - Sierra, Inc. .............       9,900        76,329(a)
QLogic Corp. ...................       3,400       110,534(a)
QUALCOMM, Inc. .................      76,600     3,299,928
Sabre Holdings Corp. (Class A) .       5,508       132,798
Sanmina-SCI Corp. ..............      25,700       109,482(a)
Scientific-Atlanta, Inc. .......       7,406       318,976
Siebel Systems, Inc. ...........      25,900       274,022
Solectron Corp. ................      45,200       165,432(a)
Sun Microsystems, Inc. .........     158,260       663,109(a)
Symantec Corp. .................      50,345       881,037(a)
Symbol Technologies, Inc. ......      10,250       131,405
Tektronix, Inc. ................       3,476        98,058
Tellabs, Inc. ..................      22,252       242,547(a)
Teradyne, Inc. .................       9,500       138,415(a)
Texas Instruments Incorporated .      75,536     2,422,440
Unisys Corp. ...................      17,809       103,826(a)
Xerox Corp. ....................      45,590       667,893(a)
Xilinx, Inc. ...................      16,000       403,360
Yahoo! Inc. ....................      58,800     2,303,784(a)
                                                79,209,819

MATERIALS -- 2.9%

Air Products & Chemicals, Inc. .      10,432       617,470(d)
Alcoa, Inc. ....................      40,640     1,201,725(d)
Allegheny Technologies
   Incorporated ................       3,851       138,944
Ashland, Inc. ..................       3,307       191,475
Ball Corp. .....................       5,016       199,236
Bemis Co. ......................       5,062       141,078
Dow Chemical Co. ...............      44,794     1,962,873
E.I. du Pont de Nemours and Co.       42,713     1,815,302
Eastman Chemical Co. ...........       3,659       188,768
Ecolab Inc. ....................       8,952       324,689
Engelhard Corp. ................       5,946       179,272
Freeport-McMoRan Copper &
   Gold Inc. (Class B) .........       8,384       451,059
Hercules Incorporated ..........       6,128        69,246(a)
International Flavors &
   Fragrances Inc. .............       3,947       132,225
International Paper Co. ........      23,175       778,912
Louisiana-Pacific Corp. ........       5,622       154,436
MeadWestvaco Corp. .............       7,900       221,437
Monsanto Co. ...................      12,458       965,869
Newmont Mining Corp. ...........      20,728     1,106,875
Nucor Corp. ....................       7,318       488,257
Pactiv Corp. ...................       6,648       146,256(a)
Phelps Dodge Corp. .............       4,510       648,854
PPG Industries, Inc. ...........       7,537       436,392
Praxair, Inc. ..................      15,170       803,403
Rohm & Haas Co. ................       7,114       344,460
Sealed Air Corp. ...............       3,557       199,797(a)
Sigma-Aldrich Corp. ............       3,191       201,958
Temple-Inland Inc. .............       5,252       235,552

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
United States Steel Corp. ......       5,065  $    243,475
Vulcan Materials Co. ...........       5,000       338,750
Weyerhaeuser Co. ...............      11,260       746,988
                                                15,675,033

TELECOMMUNICATION SERVICES -- 3.0%

Alltel Corp. ...................      17,794     1,122,801
AT&T, Inc. .....................     182,029     4,457,890
BellSouth Corp. ................      84,998     2,303,446(d)
CenturyTel, Inc. ...............       6,450       213,882
Citizens Communications Co. ....      16,600       203,018
Qwest Communications
   International Inc. ..........      70,348       397,466(a)
Sprint Corporation .............     136,300     3,183,968
Verizon Communications Inc. ....     129,386     3,897,106
                                                15,779,577

UTILITIES -- 3.3%

AES Corp. ......................      30,800       487,564(a)
Allegheny Energy, Inc. .........       7,300       231,045(a)
Ameren Corp. ...................       9,642       494,056
American Electric Power
   Company, Inc. ...............      18,725       694,510(d)
Centerpoint Energy, Inc. .......      13,818       177,561
Cinergy Corp. ..................       9,053       384,390
CMS Energy Corp. ...............      10,700       155,257(a)
Consolidated Edison, Inc. ......      11,507       533,119
Constellation Energy Group, Inc.       8,503       489,773
Dominion Resources, Inc. .......      15,918     1,228,870
DTE Energy Co. .................       8,466       365,647
Duke Energy Corp. ..............      42,832     1,175,738
Dynegy Inc. (Class A) ..........      15,500        75,020(a)
Edison International ...........      15,542       677,787
Entergy Corp. ..................       9,847       675,997
Exelon Corp. ...................      31,326     1,664,664
FirstEnergy Corp. ..............      15,620       765,224
FPL Group, Inc. ................      18,062       750,657
KeySpan Corp. ..................       7,900       281,951
Nicor Inc. .....................       2,043        80,310
NiSource Inc. ..................      13,015       271,493
Peoples Energy Corp. ...........       1,921        67,369
PG&E Corp. .....................      15,654       581,076
Pinnacle West Capital Corp. ....       4,700       194,345
PPL Corp. ......................      18,244       536,374
Progress Energy, Inc. ..........      11,756       516,324
Public Service Enterprise
   Group Incorporated ..........      11,559       750,988
Sempra Energy ..................      11,775       527,991
Southern Co. ...................      34,158     1,179,476
TECO Energy, Inc. ..............      10,200       175,236
TXU Corp. ......................      22,372     1,122,851
Xcel Energy Inc. ...............      18,780       346,679
                                                17,659,342

TOTAL INVESTMENTS IN SECURITIES
   (COST $523,728,403) .........               524,734,323

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.0%

GEI Short Term Investment Fund
   4.42% .......................   5,103,310  $  5,103,310(b,e)
Money Market Obligations Trust
   4.16% .......................         417           417(g)

                                  PRINCIPAL
                                     AMOUNT
---------------------------------------------
U.S. GOVERNMENT -- 0.3%

U. S. Treasury Bill
   3.88%    03/09/06 ...........  $1,500,000     1,489,168

TOTAL SHORT-TERM INVESTMENTS
   (COST $6,592,895) ...........                 6,592,895

TOTAL INVESTMENTS
   (COST $530,321,298) .........               531,327,218

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (0.1)% ................                  (312,232)
                                              ------------
NET ASSETS-- 100.0% ............              $531,014,986
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GEI S&P 500 Index had the following long futures contracts open at December 31, 2005:


                               NUMBER    CURRENT
                 EXPIRATION      OF      NOTIONAL  UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE   DEPRECIATION
--------------------------------------------------------------------------------
S&P Mini 500
   Index Futures  March  2006   113   $7,089,620  (81,982)






See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

Notes to Schedule of Investments
--------------------------------------------------------------------------------
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co. and SSgA Funds Management, Inc., the Fund's custodian, accounting agent and sub-adviser, respectively.

(d) At December 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(f) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment adviser.

(g) Managed by SSgA Funds Management, Inc., the Fund's sub-adviser.

+   Percentages are based on net assets as of December 31, 2005.


Abbreviations:

REIT     Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

S&P 500 INDEX FUND
                                                                   12/31/05     12/31/04     12/31/03    12/31/02     12/31/01
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                           --           --           --          --      4/15/85
Net asset value, beginning of period .........................       $22.30       $20.51       $16.18      $21.19       $24.71
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .....................................         0.36         0.36         0.24        0.24         0.22
   Net realized and unrealized
      gains/(losses) on investments ..........................         0.65         1.79         4.33       (4.98)       (3.25)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ...............         1.01         2.15         4.57       (4.74)       (3.03)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .....................................         0.37         0.36         0.24        0.24         0.22
   Net realized gains ........................................           --           --           --        0.03         0.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................................         0.37         0.36         0.24        0.27         0.49
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...............................       $22.94       $22.30       $20.51      $16.18       $21.19
====================================================================================================================================
TOTAL RETURN (A) .............................................        4.51%       10.46%       28.27%    (22.37)%     (12.27)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..................     $531,015     $601,008     $597,185    $449,173     $650,169
   Ratios to average net assets:
      Net investment income ..................................        1.47%        1.62%        1.41%       1.20%        0.99%
      Expenses ...............................................        0.40%        0.40%        0.37%       0.40%        0.39%
   Portfolio turnover rate ...................................           4%           5%           5%         11%           7%


NOTES TO FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.







See Notes to Financial Statements.

Statement of Assets                                                                                               S&P 500
and Liabilities DECEMBER 31, 2005                                                                               INDEX FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $504,281,081)...............................................    $507,496,908
   Investments in affiliated securities, at market (cost $19,447,322).....................................      17,237,415
   Short-term investments (at amortized cost) ............................................................       1,489,585
   Short-term affiliated investments (at amortized cost)..................................................       5,103,310
   Receivable for investments sold........................................................................          46,939
   Income receivables ....................................................................................         715,455
   Receivable for fund shares sold........................................................................          45,887
------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS...........................................................................................     532,135,499
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for investments purchased .....................................................................         572,403
   Payable for fund shares redeemed.......................................................................         341,970
   Payable to GEAM........................................................................................         171,285
   Variation margin payable...............................................................................          34,855
------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..................................................................................       1,120,513
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $531,014,986
==============================================================================================================================

NET ASSETS CONSIST OF:
Capital paid in ..........................................................................................      540,048,498
   Undistributed (distribution in excess of) net investment income........................................               --
   Accumulated net realized loss..........................................................................       (9,957,450)
   Net unrealized appreciation/(depreciation) on:
       Investments........................................................................................        1,005,920
       Futures............................................................................................          (81,982)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................     $531,014,986
==============================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized).........................................       23,147,859
Net asset value per share.................................................................................           $22.94







See Notes to Financial Statements.

Statement of Operations                                                                                S&P 500
FOR THE YEAR ENDED DECEMBER 31, 2005                                                                 INDEX FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................................................     $ 9,706,054
      Dividend from affliated investments.....................................................         472,512
      Interest................................................................................          44,212
      Interest from affliated investments.....................................................         195,580
------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME..............................................................................      10,418,358
------------------------------------------------------------------------------------------------------------------
EXPENSES:
      Advisory and administrative fees........................................................       1,959,032
      Custody and accounting expenses.........................................................          49,742
      Professional fees.......................................................................          92,661
      Registration expenses...................................................................          64,853
      Transfer agent .........................................................................             172
      Director's fees.........................................................................          15,342
      Other expenses..........................................................................          38,345
------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................................................................       2,220,147
------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME.....................................................................       8,198,211
==================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    REALIZED GAIN ON:
         Investments..........................................................................       1,547,194
         Futures..............................................................................         178,895
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments..........................................................................      13,572,601
         Futures..............................................................................        (187,891)
------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments.........................................      15,110,799
------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................     $23,309,010
==================================================================================================================


See Notes to Financial Statements.

Statements of                                                                                           S&P 500
Changes in Net Assets                                                                                  INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                                2005               2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income............................................................   $   8,198,211        $  9,448,801
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps.........................................       1,726,089           7,333,434
     Net increase in unrealized appreciation/(depreciation) on investments, futures,
       written options, foreign currency translation ..................................      13,384,710          40,789,693
------------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations......................................................      23,309,010          57,571,928
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................      (8,404,383)         (9,455,276)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................      (8,404,383)         (9,455,276)
------------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions............................      14,904,627          48,116,652
------------------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................      12,229,014          40,343,468
     Value of distributions reinvested.................................................       8,404,349           9,455,217
     Cost of shares redeemed...........................................................    (105,531,086)        (94,091,872)
------------------------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions..............................................     (84,897,723)        (44,293,187)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................     (69,993,096)          3,823,465

  NET ASSETS
   Beginning of period ................................................................     601,008,082         597,184,617
------------------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................   $ 531,014,986        $601,008,082
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........   $          --        $      8,025
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................         551,685           1,921,018
     Issued for distributions reinvested...............................................         363,510             423,621
     Shares redeemed...................................................................      (4,723,549)         (4,511,931)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares............................................................      (3,808,354)         (2,167,292)
====================================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the "Fund"), Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3,
2006), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the

Notes to Financial Statements                                 December 31, 2005
--------------------------------------------------------------------------------

repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.


At December 31, 2005, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
------------------------------------------------------------------------------------------------------------------------------------
                $536,218,273              $108,646,187              $(113,537,242)              $(4,891,055)

                   Net Tax
                Appreciation/             Undistributed              Undistributed                  Post
              (Depreciation) on              Income/                Long-Term Gains/               October
            Derivatives, Currency         (Accumulated               (Accumulated                  Losses
            and Other Net Assets         Ordinary Loss)              Capital Loss)           (see Detail Below)
------------------------------------------------------------------------------------------------------------------------------------
                    $--                        $--                   $(3,496,001)                $(646,456)

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


                  Amount                     Expires
--------------------------------------------------------------------------------
                $2,638,198                   12/31/10
                   857,803                   12/31/11

During the year ended December 31, 2005, the Fund utilized approximately $3,204,983 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2005 as follows:

                  Capital              Currency
--------------------------------------------------------------------------------
                 $646,456                $--

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

           Ordinary         Long-Term
            Income        Capital Gains       Total
--------------------------------------------------------------------------------
          $8,404,383          $--          $8,404,383

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Loss    Capital
--------------------------------------------------------------------------------
           $198,147          $44,095       $(242,242)

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .35%.

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $7,310 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


4.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
                $21,970,205          $102,092,387

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the S&P 500 Index Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S&P 500 Index Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.



                                                  /S/KPMG LLP

Boston, Massachusetts
February 17, 2006

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory and sub-advisory agreements with GE Asset Management Incorporated ("GEAM") and the Fund's sub-adviser at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the sub-adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. Also in advance of the meeting, the Board members received from the sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by the sub-adviser. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members also had an opportunity to hear presentations by representatives of the sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to continuance of the agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and the sub-adviser, and the Board members, including the independent members, concurred that GEAM and the sub-adviser provide high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing the sub-adviser's activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by the sub-adviser, the Board members focused on the sub-adviser's favorable attributes, including its substantial experience managing funds of this type, its

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

investment philosophy and discipline, its high caliber investment and trading personnel, its systems and other resources, and its favorable history and reputation.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-adviser were of a high quality and had benefited the Fund.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of the sub-adviser about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel and the investment strategy employed with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM and the sub-adviser. The Board members reviewed the information they had requested from GEAM and the sub-adviser concerning their profitability from the fees and services they provide to the Fund and the financial condition of GEAM and the sub-adviser for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. The Board members reviewed the assumptions and cost allocation methods used by the sub-adviser in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-adviser should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-adviser from their relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM and the sub-adviser about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-adviser and with respect to any other client accounts managed by the sub-adviser in a similar style to that of the Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM and the sub-adviser, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders, and that renewal of the sub-advisory agreement was in the best interest of the shareholders of the Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------



NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, CHIEF EXECUTIVE OFFICER

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900











--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------





[GE LOGO OMITTED]

GE Investments Funds, Inc.
Premier Growth Equity Fund









Annual Report
DECEMBER 31, 2005







[GE LOGO OMITTED]

GE Investments Funds, Inc.
Premier Growth Equity Fund                                              Contents
--------------------------------------------------------------------------------



MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............................     1

NOTES TO PERFORMANCE....................................................     6

NOTES TO SCHEDULE OF INVESTMENTS........................................     6

FINANCIAL STATEMENTS

     Financial Highlights...............................................     7

     Statement of Assets and Liabilities................................     8

     Statement of Operations............................................     9

     Statements of Changes in Net Assets................................    10

     Notes to Financial Statements......................................    11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................    16

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL...........................    17

ADDITIONAL INFORMATION..................................................    20

INVESTMENT TEAM.........................................................    23










This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Premier Growth Equity Fund
--------------------------------------------------------------------------------

                                                                             Q&A


DAVID B. CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL U.S. EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. CARLSON IS PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE THE FUND'S COMMENCEMENT. MR. CARLSON JOINED GE ASSET MANAGEMENT IN 1982 AS A SECURITIES ANALYST FOR INVESTMENT OPERATIONS. HE BECAME A VICE PRESIDENT FOR MUTUAL FUND PORTFOLIOS IN 1987, A SENIOR VICE PRESIDENT IN 1989 AND A DIRECTOR AND EXECUTIVE VICE PRESIDENT IN 2003.

Q. HOW DID THE PREMIER GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the Premier Growth Fund returned 1.29%. The S&P 500 Index, the Fund's benchmark, returned 4.92% and the Fund's Lipper peer group of 183 Large-Cap Growth funds returned an average of 7.33% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. In the past twelve months, skyrocketing energy prices have weighed on the stock market, and this concern intensified in the second half of the year, as hurricanes Katrina and Rita disrupted U.S. petroleum production. With crude oil prices above $60 a barrel, investors worried about the economy slowing. Against this backdrop, the Federal Reserve Board endeavored to dampen the inflationary effects of high energy costs, and tightened short rates at a measured pace throughout the year. Within the stock market, energy stocks remained strong (despite a 4th quarter pullback as commodity prices moderated), many cyclical stocks declined, and less cyclical stocks such as utilities and health care outperformed. Financials rallied late in the year, as the market contemplated an end to the Federal Reserve's tightening cycle. Large-cap stocks continued to lag the broad market, and value stocks once again outperformed growth stocks-- although the Russell 1000 Growth beat the Russell 1000 Value in the last three quarters of the year.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The energy and utility sectors led the market during the twelve-month period, rising 31% and 17%, respectively. As a growth oriented portfolio, the Fund owned no utility stocks and only one energy stock (Schlumberger, up 47%) for most of the year, making it difficult to perform in line with the major market averages. In an environment of rising interest rates and high energy prices, many of our consumer-oriented names were weak, including media companies Liberty Media (-16%) and Comcast (-22%); specialty retailer Bed Bath & Beyond (-12.7%); and cruise company Carnival (-6%). Within the benchmark, the financials sector returned over +6% during the period and the Fund benefited from owning State Street (+15%) and AFLAC (+18%), but this was not enough to offset the negative impact of underweighting the sector and owning Fannie Mae (-30%). Vodafone, our only telecom services holding, declined (-19%), facing increased European competition and challenges in Japan.





[PHOTO OF DAVID B. CARLSON OMITTED]
--------------------------------------------------------------------------------

Premier Growth Equity Fund
--------------------------------------------------------------------------------

                                                                             Q&A


    Strong performance of our sole materials holding benefited the Fund. Monsanto (+41%) significantly outperformed the sector return of +5% as the company continued to report solid results and provided positive guidance for the future of its genetically modified seed operations. Within healthcare, our results were helped by both an overweight position in the sector (+6%) and positive security selection driven by UnitedHealth (+41%), Amgen (+23%), and Medtronic (+17%). Not owning underperforming stocks within the consumer staples sector also benefited the Fund. Our investment process has historically led us to underweight consumer staples, as many of the companies do not possess the investment criteria required for inclusion in the portfolio.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The Fund held 35 high quality growth companies at the end of the period. During the year the Fund significantly reduced its exposure to financials. In addition we reduced our position in Vodafone, our only holding in the telecom services sector. Throughout the year we opportunistically added to positions in the information technology, materials, energy and consumer discretionary sectors. Early in the year, we added to our position in Monsanto. This holding was one of the largest contributors to performance during the period. We initiated positions in eBay and Qualcomm after sharp sell-offs in the first half of 2005, both names contributed positively to performance since purchase. Bed Bath & Beyond, a well-managed retailer with above average long-term growth prospects, was a more recent addition. In the energy sector we initiated a position in oil services company, Baker Hughes, increasing our exposure to the oil services industry due to strong fundamentals and demand from oil and gas producers. Portfolio turnover for the period ran 25-30%, slightly higher than the historical range for the Fund, but low by industry standards.

    Despite the challenging environment, our investment strategy, which has provided the Fund's strong historical returns, remains unchanged. We continue to focus our efforts on fundamental, bottom-up stock selection and believe that the Fund remains well positioned for good relative performance over the long-term.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JULY 1, 2005 - DECEMBER 31, 2005

------------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,043.12                           3.64
------------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.45                           3.57
------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.70% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 4.31%.

Premier Growth Equity Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[LINE CHART OMITTED]

              Premier Growth Equity Fund            S&P 500 Index
12/12/97      $10,000.00                            $10,000.00
12/97          10,345.74                             10,168.40
12/98          14,125.24                             13,086.53
12/99          19,247.20                             15,843.58
12/00          18,240.70                             14,388.59
12/01          16,573.75                             12,674.62
12/02          13,090.75                              9,873.29
12/03          16,875.83                             12,709.71
12/04          18,062.45                             14,092.69
12/05          18,295.86                             14,785.84




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                  ONE       FIVE         SINCE
                                 YEAR       YEAR       INCEPTION
--------------------------------------------------------------------------------
Premier Growth Equity Fund       1.29%      0.06%        7.79%
--------------------------------------------------------------------------------
S&P 500 Index                    4.92%      0.55%        4.96%
--------------------------------------------------------------------------------
Lipper peer group average*       7.33%     -3.18%        7.24%
--------------------------------------------------------------------------------
Inception date                12/12/97
--------------------------------------------------------------------------------



INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.



TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 Intuit Inc.                                             4.44%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                       4.24%
--------------------------------------------------------------------------------
 State Street Corp.                                      3.93%
--------------------------------------------------------------------------------
 First Data Corp.                                        3.92%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         3.73%
--------------------------------------------------------------------------------
 SLM Corp.                                               3.71%
--------------------------------------------------------------------------------
 Dover Corp.                                             3.64%
--------------------------------------------------------------------------------
 Amgen, Inc.                                             3.54%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       3.33%
--------------------------------------------------------------------------------
 UnitedHealth Group Incorporated                         3.28%
--------------------------------------------------------------------------------




PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $131,307 (in thousands)


[PIE CHART OMITTED]

Materials                        3.3%
Industrials                      3.7%
Short-Term                       4.8%
Energy                           6.4%
Financials                      12.4%
Consumer Discretionary          19.1%
Healthcare                      19.4%
Information Technology          28.3%
Telecommunications Services      2.6%




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR AND FIVE-YEAR PERIODS INDICATED IN THE LARGE-CAP GROWTH PEER GROUP CONSISTING OF 183 AND 108 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

   SEE NOTES TO PERFORMANCE ON PAGE 6 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

   PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.7%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 19.8%

Bed Bath & Beyond, Inc. .......       74,944  $  2,709,226 (a)
Carnival Corp. ................       79,800     4,266,906
Comcast Corp. (Class A) .......      131,843     3,387,047 (a)
eBay, Inc. ....................       69,391     3,001,161 (a)
Liberty Global Inc. (Series C)       188,052     3,986,702 (a,e)
Liberty Media Corp. (Series A)       464,920     3,658,920 (a,d)
The Home Depot, Inc. ..........      101,312     4,101,110
                                                25,111,072

ENERGY -- 6.6%

Baker Hughes Incorporated .....       46,840     2,846,935
Schlumberger Ltd. .............       57,246     5,561,449
                                                 8,408,384

FINANCIALS -- 12.9%

AFLAC Incorporated ............       91,943     4,267,994 (d)
Federal National Mortgage Assoc.      41,635     2,032,204
SLM Corp. .....................       88,474     4,874,033
State Street Corp. ............       92,984     5,155,033 (c)
                                                16,329,264

HEALTHCARE -- 20.1%

Amgen, Inc. ...................       58,983     4,651,399 (a)
Johnson & Johnson .............       72,861     4,378,946
Lincare Holdings Inc. .........       57,248     2,399,264 (a,e)
Medtronic Inc. ................       65,922     3,795,129
Pfizer Inc. ...................      135,313     3,155,499
UnitedHealth Group Incorporated       69,391     4,311,957
Zimmer Holdings, Inc. .........       41,635     2,807,864 (a)
                                                25,500,058

INDUSTRIALS -- 3.8%

Dover Corp. ...................      117,965     4,776,403 (d)

INFORMATION TECHNOLOGY -- 29.3%

Analog Devices, Inc. ..........       79,801     2,862,462 (e)
Cisco Systems, Inc. ...........      171,743     2,940,240 (a,d)
Dell, Inc. ....................       95,413     2,861,436 (a)
First Data Corp. ..............      119,699     5,148,254
Intel Corp. ...................       64,187     1,602,107
Intuit Inc. ...................      109,291     5,825,210 (a)
Linear Technology Corp. .......       35,741     1,289,178
Microsoft Corp. ...............      187,357     4,899,386
Molex Inc. (Class A) ..........      161,334     3,967,203 (e)



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Paychex, Inc. .................       38,159  $  1,454,621 (e)
QUALCOMM, Inc. ................       46,145     1,987,927
Yahoo! Inc. ...................       58,982     2,310,915 (a,e)
                                                37,148,939

MATERIALS -- 3.4%

Monsanto Co. ..................       55,513     4,303,923

TELECOMMUNICATION SERVICES -- 2.8%

Vodafone Group PLC ADR ........      161,334     3,463,841(d)

TOTAL INVESTMENTS IN SECURITIES
   (COST $110,716,432) ........                125,041,884



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.7%

GEI Short Term Investment Fund
   4.42% ......................    2,180,039     2,180,039 (b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 3.2%

State Street Navigator Securities
   Lending Prime Portfolio
   4.29% ......................    4,085,541     4,085,541 (b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $6,265,580) ..........                  6,265,580

TOTAL INVESTMENTS
   (COST $116,982,012) ........                131,307,464

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (3.6)% ...............                 (4,625,275)
                                              ------------

NET ASSETS-- 100.0% ...........               $126,682,189
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GEI Premier Growth Equity had the following short futures contracts open at December 31, 2005:


                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL  UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE  APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
   Futures       March  2006      8   $(2,509,600)  $31,833




See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.




Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+    Percentages are based on net assets as of December 31, 2005.



Abbreviations:

ADR  American Depository Receipt

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


PREMIER GROWTH EQUITY FUND

                                                               12/31/05     12/31/04      12/31/03      12/31/02      12/31/01
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                       --           --            --            --      12/12/97
Net asset value, beginning of period .....................       $74.95       $70.46        $54.74        $69.34        $78.68
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .................................         0.24         0.47          0.11          0.03          0.06
   Net realized and unrealized
      gains/(losses) on investments ......................         0.73         4.48         15.72        (14.60)        (7.24)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ...........         0.97         4.95         15.83        (14.57)        (7.18)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .................................         0.27         0.46          0.11          0.03          0.07
   Net realized gains ....................................           --           --            --            --          2.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................................         0.27         0.46          0.11          0.03          2.16
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........................       $75.65       $74.95        $70.46        $54.74        $69.34
===================================================================================================================================

TOTAL RETURN (A) .........................................        1.29%        7.03%        28.91%      (21.02)%       (9.14)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..............     $126,682     $137,801      $143,202       $87,569      $104,185
   Ratios to average net assets:
      Net investment income ..............................        0.30%        0.62%         0.20%         0.05%         0.10%
      Expenses ...........................................        0.71%        0.71%         0.70%         0.67%         0.67%
   Portfolio turnover rate ...............................          34%          22%           24%           25%           21%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.









See Notes to Financial Statements.

                                                                                                                 PREMIER
Statement of Assets                                                                                               GROWTH
and Liabilities DECEMBER 31, 2005                                                                               EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $110,716,432)..............................................    $125,041,884
   Short-term investments (at amortized cost) ............................................................       4,085,541
   Short-term affiliated investments (at amortized cost)..................................................       2,180,039
   Income receivables ....................................................................................         123,432
   Variation margin receivable............................................................................          10,600
--------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.......................................................................................     131,441,496
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned...............................................................       4,085,541
   Payable for fund shares redeemed.......................................................................         597,849
   Payable to GEAM........................................................................................          75,917
--------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..................................................................................       4,759,307
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $126,682,189
================================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in .......................................................................................     121,052,631
   Undistributed (distribution in excess of) net investment income........................................              --
   Accumulated net realized loss..........................................................................      (8,727,727)
   Net unrealized appreciation on:
       Investments........................................................................................      14,325,452
       Futures............................................................................................          31,833
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $126,682,189
================================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized).........................................       1,674,477
Net asset value per share.................................................................................          $75.65

* Includes $3,953,857 of securities on loan.











See Notes to Financial Statements.

                                                                                                     PREMIER
Statement of Operations                                                                               GROWTH
FOR THE YEAR ENDED DECEMBER 31, 2005                                                                EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................................................      $1,222,004
      Interest*...............................................................................           5,229
      Interest from affliated investments.....................................................         128,966
      Less: Foreign taxes withheld............................................................          (9,121)
--------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME..............................................................................       1,347,078
--------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees........................................................         872,615
      Custody and accounting expenses.........................................................          36,517
      Professional fees.......................................................................          22,115
      Transfer agent .........................................................................             218
      Director's fees.........................................................................           3,662
      Registration expenses...................................................................           1,013
      Other expenses..........................................................................          16,184
--------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................................................................         952,324
--------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................................................         394,754
====================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments..........................................................................       6,194,513
         Futures..............................................................................        (116,412)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments..........................................................................      (4,812,894)
         Futures..............................................................................          35,012
--------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         on investments.......................................................................       1,300,219
--------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS.........................................................................      $1,694,973
====================================================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $4,305.








See Notes to Financial Statements.

                                                                                                         PREMIER
Statements of                                                                                             GROWTH
Changes in Net Assets                                                                                   EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                                2005               2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income............................................................    $    394,754        $    853,012
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps.........................................       6,078,101             809,496
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign
       currency translation ...........................................................      (4,777,882)          7,021,414
--------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations......................................................       1,694,973           8,683,922
--------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................        (454,489)           (848,815)
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................        (454,489)           (848,815)
--------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions............................       1,240,484           7,835,107
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................      15,512,338          12,671,278
     Value of distributions reinvested.................................................         454,492             848,814
     Cost of shares redeemed...........................................................     (28,325,838)        (26,756,524)
--------------------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions..............................................     (12,359,008)        (13,236,432)
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS........................................................     (11,118,524)         (5,401,325)

NET ASSETS
   Beginning of period ................................................................     137,800,713         143,202,038
--------------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................    $126,682,189        $137,800,713
--------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........    $         --        $      9,215
================================================================================================================================

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................         214,046             178,487
     Issued for distributions reinvested...............................................           5,954              11,322
     Shares redeemed...................................................................        (383,987)           (383,795)
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares............................................................        (163,987)           (193,986)
================================================================================================================================








See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the "Fund"), Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3,
2006), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTION Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2005, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
--------------------------------------------------------------------------------------------------------------------------
                $122,327,890              $19,042,218                $(10,062,644)              $8,979,574


                   Net Tax
                Appreciation/             Undistributed              Undistributed                  Post
             (Depreciation) on               Income/               Long-Term Gains/                October
            Derivatives, Currency         (Accumulated               (Accumulated                  Losses
            and Other Net Assets         Ordinary Loss)              Capital Loss)           (see Detail Below)
--------------------------------------------------------------------------------------------------------------------------
                     $--                       $--                   $(3,350,016)                    $--



As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

               Amount                  Expires
--------------------------------------------------------------------------------
            $   311,312               12/31/10
              3,038,704               12/31/11

During the year ended December 31, 2005, the Fund utilized approximately $5,723,682 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:


           Ordinary        Long-Term
            Income        Capital Gains       Total
--------------------------------------------------------------------------------
           $454,489            $--          $454,489

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Loss    Capital
--------------------------------------------------------------------------------
            $50,520             $--         $(50,520)

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $1,745 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:


                 Purchases               Sales
--------------------------------------------------------------------------------
                $44,399,418           $53,628,101

SECURITY LENDING At December 31, 2005, the Fund participated in securities lending:


                  Loaned
              securities at              Cash
               market value           Collateral*
--------------------------------------------------------------------------------
                $3,953,857            $4,044,021

* COLLATERAL OF $4,085,541 DECREASED BY $41,520 ON JANUARY 3, 2006 TO REFLECT THE DECEMBER 30, 2005 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Premier Growth Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Equity Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.



                                                       /S/KPMG LLP



Boston, Massachusetts
February 17, 2006

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------



NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, GE
Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, CHIEF EXECUTIVE OFFICER

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900


















--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------





[GE LOGO OMITTED]

GE Investments Funds, Inc.
Value Equity Fund










Annual Report
DECEMBER 31, 2005









[GE LOGO OMITTED]

GE Investments Funds, Inc.
Value Equity Fund                                                       Contents
--------------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ................................    1

NOTES TO PERFORMANCE ......................................................    7

NOTES TO SCHEDULE OF INVESTMENTS ..........................................    7

FINANCIAL STATEMENTS

     Financial Highlights .................................................    8

     Statement of Assets and Liabilities ..................................    9

     Statement of Operations ..............................................   10

     Statements of Changes in Net Assets ..................................   11

     Notes to Financial Statements ........................................   12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   17

TAX INFORMATION ...........................................................   18

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL .............................   19

ADDITIONAL INFORMATION ....................................................   22

INVESTMENT TEAM ...........................................................   25


















This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Value Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A



THE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MR. REINHARDT AS LEAD MANAGER IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS.

PAUL REINHARDT (PICTURED BELOW) IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND LEAD PORTFOLIO MANAGER OF THE VALUE EQUITY FUND. HE HAS SERVED IN THIS CAPACITY SINCE APRIL 2002. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE VALUE EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITY DEPARTMENT FROM 1995 THROUGH 2001 AND BECAME AN ASSOCIATE PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND IN AUGUST 1999.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the Value Equity Fund returned 4.06%. The S&P 500 Index, the Fund's benchmark, returned 4.92% and the Fund's Lipper peer group of 93 Multi-Cap Value funds returned an average of 6.30% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. In the past twelve months skyrocketing energy prices have weighed on the stock market, and this concern intensified in the second half of the year, as hurricanes Katrina and Rita disrupted U.S. petroleum production. With crude oil prices above $60 a barrel, investors worried about the economy slowing. Against this backdrop, the Federal Reserve endeavored to dampen the inflationary effects of high energy costs, and tightened short rates at a measured pace throughout the year. Within the stock market, energy stocks remained strong (despite a 4th quarter pullback as commodity prices moderated), many cyclical stocks declined, and less cyclical stocks such as utilities and health care outperformed. Financials rallied late in the year, as the market contemplated an end to the Federal Reserve's tightening cycle. Large-cap stocks continued to lag the broad market, and value stocks once again outperformed growth stocks-- although the Russell 1000 Growth beat the Russell 1000 Value in the last three quarters of the year.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Energy has been the year's best performing S&P Index sector rising over +31%; owning more energy stocks than the benchmark helped performance in the twelve months ended December 31, 2005. The Fund's energy holdings also performed better than the benchmark's, returning 37%. Among our energy holdings, Burlington Resources (+99%), EnCana Corp. (+69%), and Schlumberger (+47%) led performance. Utilities (+17%) showed incredible strength over the past twelve months, and the Fund's overweight position in the sector contributed positively to performance. Strength in our materials holdings also benefited the Fund.







                                               [PHOTO OF PAUL REINHARDT OMITTED]
--------------------------------------------------------------------------------

Value Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A



    Freeport-McMoran Copper and Gold (+49%), Monsanto (+41%) and Praxair (+22%), each significantly outperformed the benchmark's materials sector return of +5%. Within the consumer discretionary space, not owning beleaguered automobile stocks helped, and picking winners amongst specialty retailers and household durables companies also contributed to performance -- Lowe's and Philips Electronics were both up +16% over the period.

    The main detractors from performance during the period were consumer staples, information technology, and health care stocks. In consumer staples, owning less Altria (+28%) than the benchmark hurt relative performance the most, with the stock up due to positive litigation developments. We have been concerned with further legal troubles and the secular decline of Altria's core tobacco business. Overweights in Sara Lee (-19%) and Kimberly-Clark (-7%) also hurt performance, and we reduced our weightings in these companies as they restructure. In information technology, not owning Apple Computer hurt our performance relative to the S&P 500 Index, as the stock more than doubled. However, this expensive name does not fit our value discipline. Overweighting Unisys (-39%) and Oracle (-11%) hurt Fund performance, as well as avoiding some of the lower-quality technology names that have been fueling sector performance. We eliminated Unisys during the year. In health care, our pharmaceutical holdings have lagged, including Abbott Labs (-13%) and Pfizer (-11%) -- we reduced both positions over the period. However, we continued to like the dividend yields and attractive valuations in the pharmaceutical space, especially as we faced the prospect of slowing earnings growth in 2006.




Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Our process has remained consistent during the year, and we continue to employ a bottom-up relative value process to seek out underappreciated stocks with catalysts for growth or improving fundamentals. We positioned the Fund for a mid-cycle slowdown, including lightening up on industrials such as Tyco and Burlington Northern Santa Fe. We reduced the Fund's holdings in financial companies on concerns that higher interest rates could pressure earnings power for the group (e.g., reducing our weightings in Citigroup, Bank of America and Wells Fargo and eliminating US Bancorp). Also within financials, we reduced our weighting in Fannie Mae as the company struggled with an earnings restatement over the period. As we prepared ourselves for slowing economic growth, we increased our weighting in the steady-growth health care sector, initiating positions in Aetna, Eli Lilly and Novartis. Valuation compression in the markets also gave us the opportunity to increase our exposure to information technology, historically a sector with above-average earnings growth.

Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JULY 1, 2005 - DECEMBER 31, 2005

---------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT              ACCOUNT VALUE                EXPENSES
                                     THE BEGINNING OF              AT THE END OF               PAID DURING
                                      THE PERIOD ($)               THE PERIOD ($)            THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                    1,042.73                      4.09
---------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                    1,020.98                      4.05
---------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.79% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 4.27%.

Value Equity Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

                   Value Equity Fund              S&P 500 Index
04/28/00           $10,000                        $10,000
6/00                 9,970                         10,035
12/00                9,979                          9,155
6/01                 9,486                          8,543
12/01                9,105                          8,064
6/02                 8,357                          7,004
12/02                7,506                          6,282
6/03                 8,220                          7,022
12/03                9,311                          8,087
6/04                 9,517                          8,365
12/04               10,202                          8,967
6/05                10,181                          8,894
12/05               10,616                          9,408




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                 ONE         FIVE        SINCE
                                YEAR         YEAR      INCEPTION
--------------------------------------------------------------------------------
Value Equity Fund               4.06%        1.25%      1.06%
--------------------------------------------------------------------------------
S&P 500 Index                   4.92%        0.55%     -1.07%
--------------------------------------------------------------------------------
Lipper peer group average*      6.30%        4.87%       N/A
--------------------------------------------------------------------------------
Inception date                4/28/00
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.



TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.94%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         3.05%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.56%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   2.31%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             2.24%
--------------------------------------------------------------------------------
 Citigroup, Inc.                                         1.99%
--------------------------------------------------------------------------------
 International Business Machines Corp.                   1.99%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           1.96%
--------------------------------------------------------------------------------
 First Data Corp.                                        1.81%
--------------------------------------------------------------------------------
 Abbott Laboratories                                     1.80%
--------------------------------------------------------------------------------




PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $37,438 (in thousands)

[PIE GRAPH OMITTED]

Telecommunications Services      3.0%
Utilities                        3.9%
Materials                        6.6%
Energy                           8.7%
Consumer Discretionary           9.2%
Consumer Staples                10.0%
Industrials                     12.1%
Healthcare                      12.8%
Information Technology          14.0%
Financials                      17.4%
Short-Term                       2.3%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR AND FIVE-YEAR PERIODS INDICATED IN THE MULTI-CAP VALUE PEER GROUP CONSISTING OF 93 AND 45 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

   SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

   PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

VALUE EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.3%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.3%

Cablevision Systems Corp.
   (Class A) ....................      5,658   $   132,793(a)
Comcast Corp. (Class A) .........     12,124       311,466(a)
Koninklijke Philips
   Electronics N.V. ADR .........     10,857       337,653
Liberty Global Inc. (Series C) ..      3,707        78,588(a)
Liberty Global, Inc. (Series A) .      3,178        71,505(a)
Lowe's Companies, Inc. ..........      4,502       300,103
News Corp. (Class A) ............     17,214       267,678
Omnicom Group, Inc. .............      4,237       360,696
Ross Stores, Inc. ...............      7,032       203,225
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) (REIT)     4,237       270,575
Target Corp. ....................      4,729       259,953
Time Warner Inc. ................     27,542       480,332
Viacom Inc. (Class B) ...........     11,639       379,431
                                                 3,453,998

CONSUMER STAPLES -- 10.1%

Altria Group, Inc. ..............        823        61,495
Anheuser-Busch Companies, Inc. ..      1,634        70,197
Clorox Co. ......................     11,720       666,751
General Mills, Inc. .............      4,850       239,202
Kellogg Co. .....................      8,083       349,347
Kimberly-Clark Corp. ............      8,083       482,151
PepsiCo, Inc. ...................     12,394       732,238
Procter & Gamble Co. ............      7,257       420,035
Sara Lee Corp. ..................      8,083       152,769
The Coca-Cola Co. ...............      8,810       355,131
Wal-Mart Stores, Inc. ...........      4,364       204,235
                                                 3,733,551

ENERGY -- 8.7%

Amerada Hess Corp. ..............      1,112       141,024
Burlington Resources, Inc. ......      7,415       639,173
EnCana Corp. ....................      6,568       296,611
Exxon Mobil Corp. ...............     26,268     1,475,474(d)
Halliburton Co. .................      3,071       190,279
Occidental Petroleum Corp. ......      3,178       253,859
Schlumberger Ltd. ...............      2,506       243,458
                                                 3,239,878

FINANCIALS -- 16.9%

AFLAC Incorporated ..............      1,344        62,388
Allstate Corp. ..................      9,534       515,503
American International Group, Inc.     5,296       361,346
Bank of America Corp. ...........     18,751       865,359
BlackRock Inc. (Class A) ........      1,376       149,268(e)
Chubb Corp. .....................      4,355       425,266


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Citigroup, Inc. .................     15,360   $   745,421
Federal Home Loan
   Mortgage Corp. ...............      6,224       406,738
Federal National Mortgage Assoc.       3,718       181,476
JPMorgan Chase & Co. ............      2,182        86,604
MBNA Corp. ......................      9,534       258,848
Mellon Financial Corp. ..........     10,328       353,734
Merrill Lynch & Company, Inc. ...      4,769       323,004
Morgan Stanley ..................      8,461       480,077
Principal Financial Group .......      1,778        84,331
Prudential Financial, Inc. ......      3,354       245,479
State Street Corp. ..............      5,658       313,680(c)
SunTrust Banks, Inc. ............      3,395       247,020
Wells Fargo & Co. ...............      2,425       152,363
                                                 6,257,905

HEALTHCARE -- 12.9%

Abbott Laboratories .............     17,135       675,633(d)
Aetna, Inc. .....................      4,290       404,590
Bristol-Myers Squibb Co. ........      1,622        37,274
Eli Lilly & Co. .................      5,031       284,704
GlaxoSmithKline PLC ADR .........      8,837       446,092
HCA Inc. ........................      3,233       163,266
Johnson & Johnson ...............      7,678       461,448
Medco Health Solutions, Inc. ....      5,658       315,716(a)
Novartis AG ADR .................      4,688       246,026
Pfizer Inc. .....................     36,018       839,940(d)
UnitedHealth Group Incorporated        7,194       447,035
Wyeth ...........................     10,459       481,846
                                                 4,803,570

INDUSTRIALS -- 9.6%

ABB Ltd. ADR ....................     22,276       216,523(a)
Burlington Northern
   Santa Fe Corp. ...............      4,237       300,064
Cooper Industries Ltd. ..........      1,778       129,794
Deere & Co. .....................      7,517       511,983
Eaton Corp. .....................      6,749       452,790
General Dynamics Corp. ..........      2,318       264,368
Honeywell International Inc. ....      2,118        78,895
ITT Industries, Inc. ............        687        70,637
Northrop Grumman Corp. ..........      7,680       461,645
Rockwell Collins, Inc. ..........      1,694        78,720
Textron Inc. ....................      2,586       199,070
3M Co. ..........................      1,324       102,610
Tyco International Ltd. .........     12,924       372,987
United Technologies Corp. .......      5,931       331,602
                                                 3,571,688

INFORMATION TECHNOLOGY -- 14.1%

Analog Devices, Inc. ............     11,639       417,491
Applied Materials, Inc. .........      8,082       144,991
Cisco Systems, Inc. .............     24,894       426,185(a,d)
EMC Corporation .................      4,767        64,927(a)
First Data Corp. ................     15,761       677,881
Hewlett-Packard Co. .............      6,371       182,402
Intel Corp. .....................     17,296       431,708



See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

VALUE EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
International Business
   Machines Corp. ...............      9,053   $   744,157
Microsoft Corp. .................     43,646     1,141,343
Novell, Inc. ....................     10,593        93,536(a)
Oracle Corp. ....................     50,920       621,733(a,d)
Sun Microsystems, Inc. ..........     30,192       126,504(a)
Xerox Corp. .....................     11,315       165,765(a)
                                                 5,238,623

MATERIALS -- 6.6%

Air Products & Chemicals, Inc. ..      5,852       346,380
Alcan Inc. ......................      2,118        86,732
Alcoa, Inc. .....................      4,237       125,288
Barrick Gold Corp. ..............      7,953       221,650(e)
Dow Chemical Co. ................      5,860       256,785
Freeport-McMoRan Copper &
   Gold Inc. (Class B) ..........      8,487       456,601
MeadWestvaco Corp. ..............      3,233        90,621
Monsanto Co. ....................      2,142       166,069
Newmont Mining Corp. ............      4,237       226,256
Praxair, Inc. ...................      4,995       264,535
Weyerhaeuser Co. ................      3,283       217,794
                                                 2,458,711

TELECOMMUNICATION SERVICES -- 3.1%

Alltel Corp. ....................      6,305       397,845
Sprint Corporation ..............     12,552       293,215
Verizon Communications Inc. .....      6,356       191,443
Vodafone Group PLC ADR ..........     11,652       250,168
                                                 1,132,671

UTILITIES -- 4.0%

American Electric Power
   Company, Inc. ................      4,365       161,898
Constellation Energy Group, Inc.       7,275       419,040
Dominion Resources, Inc. ........      4,660       359,752
Entergy Corp. ...................      4,025       276,316
PG&E Corp. ......................      7,032       261,028
                                                 1,478,034

TOTAL COMMON STOCK
   (COST $31,091,451) ...........               35,368,629


--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.2%
--------------------------------------------------------------------------------
Financial Select Sector
   SPDR Fund ....................      7,562       239,489(g)
Industrial Select Sector
   SPDR Fund ....................     30,525       959,095(g)

TOTAL EXCHANGE TRADED FUNDS
   (COST $1,027,226) ............                1,198,584


TOTAL INVESTMENTS IN SECURITIES
   (COST $32,118,677) ...........               36,567,213


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.4%

GEI Short Term Investment Fund
   4.42% ........................    513,525   $   513,525(b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 1.0%

State Street Navigator Securities
   Lending Prime Portfolio
   4.29% ........................    357,231       357,231(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $870,756) ..............                  870,756

TOTAL INVESTMENTS
   (COST $32,989,433) ...........               37,437,969

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (0.9)% .................                 (323,029)
                                               -----------

NET ASSETS-- 100.0% .............              $37,114,940
                                               ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Value Equity Fund had the following long futures contracts open at December 31, 2005:


                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL  UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE  DEPRECIATION
--------------------------------------------------------------------------------
S & P 500 Index
  Futures        March  2006      1     $313,700   $(4,650)






See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Russell 1000 Value Index (Russell 1000 Value) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.



Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(g) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+   Percentages are based on net assets as of December 31, 2005.


Abbreviations:

ADR   American Depository Receipt

REIT  Real Estate Investment Trust

SPDR  Standard & Poors Depository Receipts

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


VALUE EQUITY FUND

                                                                 12/31/05      12/31/04     12/31/03     12/31/02      12/31/01
INCEPTION DATE                                                         --            --           --           --       4/28/00
Net asset value, beginning of period ........................       $9.77         $9.02        $7.36        $9.01         $9.93
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ....................................        0.11          0.11         0.11         0.07          0.05
   Net realized and unrealized
      gains/(losses) on investments .........................        0.29          0.75         1.66        (1.65)        (0.92)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ..............        0.40          0.86         1.77        (1.58)        (0.87)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ....................................        0.12          0.11         0.11         0.07          0.05
   Net realized gains .......................................        0.04            --           --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................................        0.16          0.11         0.11         0.07          0.05
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..............................      $10.01         $9.77        $9.02        $7.36         $9.01
===================================================================================================================================
TOTAL RETURN (A) ............................................       4.06%         9.57%       24.05%     (17.57)%       (8.75)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .................     $37,115       $37,128      $29,989      $24,623       $18,202
   Ratios to average net assets:
      Net investment income .................................       1.13%         1.26%        1.16%        1.01%         0.76%
      Expenses ..............................................       0.80%         0.80%        0.73%        0.74%         0.79%
   Portfolio turnover rate ..................................         36%           53%          78%          76%          103%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.












See Notes to Financial Statements.

                                                                                                         VALUE
Statement of Assets                                                                                      EQUITY
and Liabilities DECEMBER 31, 2005                                                                         FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $32,118,677)..................................        $36,567,213
   Short-term investments (at amortized cost) ...............................................            357,231
   Short-term affiliated investments (at amortized cost).....................................            513,525
   Income receivables .......................................................................             60,918
   Receivable for fund shares sold...........................................................                 16
-------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS..........................................................................         37,498,903
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned..................................................            357,231
   Payable for fund shares redeemed..........................................................                377
   Payable to GEAM...........................................................................             25,030
   Variation margin payable..................................................................              1,325
-------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES.....................................................................            383,963
-------------------------------------------------------------------------------------------------------------------
NET ASSETS...................................................................................        $37,114,940
===================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in ..........................................................................         32,610,076
   Undistributed (distribution in excess of) net investment income...........................                 --
   Accumulated net realized gain.............................................................             60,978
   Net unrealized appreciation/(depreciation) on:
       Investments...........................................................................          4,448,536
       Futures...............................................................................             (4,650)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS...................................................................................        $37,114,940
===================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)............................          3,706,362
Net asset value per share....................................................................             $10.01

* Includes $347,118 of securities on loan.







See Notes to Financial Statements.

                                                                                                      VALUE
Statement of Operations                                                                               EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005                                                                   FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................................................      $  700,613
      Interest*...............................................................................             380
      Interest from affliated investments.....................................................          13,848
      Less: Foreign taxes withheld............................................................          (1,981)
-------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME..............................................................................         712,860
-------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees........................................................         242,537
      Custody and accounting expenses.........................................................          38,313
      Professional fees.......................................................................           6,047
      Transfer agent .........................................................................             211
      Director's fees.........................................................................           1,001
      Registration expenses...................................................................             277
      Other expenses..........................................................................           5,827
-------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................................................................         294,213
-------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME.....................................................................         418,647
===================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments..........................................................................       1,730,100
         Futures..............................................................................         (10,435)
      DECREASE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Investments..........................................................................        (618,876)
         Futures..............................................................................          (6,713)
-------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments.........................................       1,094,076
-------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................      $1,512,723
===================================================================================================================

* Income attributable to security lending activity, net of rebate expenses.








See Notes to Financial Statements.

                                                                                                          VALUE
Statements of                                                                                             EQUITY
Changes in Net Assets                                                                                      FUND
-------------------------------------------------------------------------------------------------------------------------------

                                                                                              YEAR ENDED        YEAR ENDED
                                                                                             DECEMBER 31,      DECEMBER 31,
                                                                                                 2005              2004
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income............................................................     $   418,647         $   423,677
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps.........................................       1,719,665           1,450,082
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options and foreign
       currency translation ...........................................................        (625,589)          1,311,332
-------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations......................................................       1,512,723           3,185,091
-------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................        (436,545)           (424,576)
     Net realized gains................................................................        (139,602)                 --
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................        (576,147)           (424,576)
-------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions............................         936,576           2,760,515
-------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................       2,384,068           6,996,302
     Value of distributions reinvested.................................................         576,173             424,564
     Cost of shares redeemed...........................................................      (3,910,331)         (3,042,386)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions...................................        (950,090)          4,378,480
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................         (13,514)          7,138,995

NET ASSETS
   Beginning of period ................................................................      37,128,454          29,989,459
-------------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................     $37,114,940         $37,128,454
===============================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........     $        --         $     2,406
-------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................         244,856             766,154
     Issued for distributions reinvested...............................................          57,103              43,500
     Shares redeemed...................................................................        (397,704)           (333,250)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.................................................         (95,745)            476,404
===============================================================================================================================








See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund (the "Fund"), Mid-Cap Equity Fund, Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3,
2006), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.



At December 31, 2005, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
------------------------------------------------------------------------------------------------------------------------------
                $33,343,519                $5,226,615                $(1,132,165)                $4,094,450

                   Net Tax
                Appreciation/             Undistributed              Undistributed                  Post
              (Depreciation) on              Income/                Long-Term Gains/               October
            Derivatives, Currency         (Accumulated               (Accumulated                  Losses
            and Other Net Assets         Ordinary Loss)              Capital Loss)           (see Detail Below)
------------------------------------------------------------------------------------------------------------------------------
                     $--                       $--                     $410,414                      $--


As of December 31, 2005, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2005, the Fund utilized approximately $1,098,588 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

                            Long-Term
           Ordinary          Capital
            Income            Gains           Total
--------------------------------------------------------------------------------
           $421,053         $155,094        $576,147

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Gain    Capital
--------------------------------------------------------------------------------
           $15,492           $(15,492)         $--

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $478 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:


                 Purchases               Sales
--------------------------------------------------------------------------------
                $12,972,986           $13,709,397

SECURITY LENDING At December 31, 2005, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           Collateral*
--------------------------------------------------------------------------------
                 $347,118              $354,714

* COLLATERAL OF $357,231 DECREASED BY $2,517 ON JANUARY 3, 2006 TO REFLECT THE DECEMBER 30, 2005 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Value Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Equity Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.



                                        /S/KPMG LLP


Boston, Massachusetts
February 17, 2006

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2005, the Fund paid to shareholders $0.03825 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------



NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, CHIEF EXECUTIVE OFFICER

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900




















--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------






[GE LOGO OMITTED]

GE Investments Funds, Inc.

Mid-Cap Equity Fund






Annual Report

DECEMBER 31, 2005










[GE LOGO OMITTED]

GE Investments Funds, Inc.

Mid-Cap Equity Fund                                                     Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................   1

NOTES TO PERFORMANCE .....................................................   7

NOTES TO SCHEDULE OF INVESTMENTS .........................................   7

FINANCIAL STATEMENTS

     Financial Highlights ................................................   8

     Statement of Assets and Liabilities .................................   9

     Statement of Operations .............................................  10

     Statements of Changes in Net Assets .................................  11

     Notes to Financial Statements .......................................  12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................  17

TAX INFORMATION ..........................................................  18

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ............................  19

ADDITIONAL INFORMATION ...................................................  22

INVESTMENT TEAM ..........................................................  25


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A


DIANE M. WEHNER IS A VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MID-CAP EQUITY FUND (FORMERLY NAMED THE MID-CAP VALUE EQUITY FUND). SHE HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2004. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

Q. HOW DID THE MID-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the Mid-Cap Equity Fund returned 11.74%. The Russell Mid-Cap Index, the Fund's benchmark, returned 12.65% and the Fund's Lipper peer group of 77 Mid-Cap Core funds returned an average of 11.77% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. High oil prices continued to fuel stock price appreciation in the Energy sector. The Fund's overweight in Energy, the best performing sector during 2005, and more specifically, investments in Valero, a refining company, up 128%, and EOG and Murphy Oil, both exploration and production companies, which increased by 115% and 35%, respectively, added positively to performance, as did coal supplier, Peabody Energy, which rose 105% for the year.

    High-dividend paying companies, such as those in the Utility sector, were top performing stocks during 2005. The Fund, which is skewed toward more growth-oriented companies, was negatively impacted by our underweight in Utilities.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. On the positive side, the Fund continued to benefit from our overweight in Energy as highlighted above. Additional outperformance within the sector included Global SantaFe, which rose 47%, BJ Services which increased 59% and Weatherford International, up 41%.
    While there was no particular theme within the Information Technology sector, the Fund was negatively affected by a few individual stocks that weighed on the Fund's return. Lexmark, down 53%, posted disappointing earnings while Symantec, which declined 32%, fell on concerns over its planned acquisition of Veritas.

    Results within the Health Care sector were mixed. Medical-Technology company Kinetic Concepts detracted from performance, falling 48%, due to concerns about competition for its wound care technology. Meanwhile, the Fund benefited from its overweight in Generic Pharmaceutical companies Barr Pharmaceuticals, up 37%, and IVAX Corporation, up 98%, as well as the Fund's investment in Alcon, an ophthalmology company, up 62%, due to strong earnings growth and the launch of promising new products. Likewise, within Biotechnology, the Fund


                                              [PHOTO OF DIANE M. WEHNER OMITTED]
--------------------------------------------------------------------------------
                                                                               1

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A


    was negatively affected by Martek Biosciences and Biogen Idec, which fell 52% and 38%, respectively, and benefited from overweights in Amylin Pharmaceuticals and Gilead Sciences, up 71% and 50%, respectively. Martek Biosciences declined as the company announced disappointing quarterly results and lowered near-term earnings expectations. Biogen Idec declined due to a recall of its once-promising multiple sclerosis drug. On the positive side, Gilead Sciences appreciated due to the success of its AIDS drug Truvada, while Amylin increased due to FDA approval and launch of its promising diabetes drug Byetta.

    Within Financials, our stock selection was very strong, with Legg Mason up 64%, as this asset manager continues to grow assets under management. Greenhill & Co., an investment bank, appreciated 98% as the company benefited from an active M&A environment. Real estate services company C.B. Richard Ellis, up 75% for the year, benefited from its strong investment sales business, as well as a strengthening commercial leasing market.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. The Fund's sector weightings did not change dramatically during 2005. We maintained our underweight in Financial Services as well as in Consumer Discretionary companies. We focused on investing in attractively valued companies with solid earnings prospects, strong market share and superior long-term fundamentals. With an emphasis on growth, we continued to look to invest in innovative companies that provide prospects for above-average earnings growth, and therefore, Healthcare and Information Technology companies represented a more meaningful percentage of the Fund.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2005 - DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                   PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,083.12                           3.63
------------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.52                           3.50
------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.69% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 8.31%.



Mid-Cap Equity Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

            Mid-Cap Equity Fund           Russell MidCap Index
5/1/97      $10,000.00                    $10,000.00
12/97        13,255.63                     12,690.32
12/98        14,141.95                     13,966.07
12/99        16,583.39                     16,507.21
12/00        17,957.86                     17,870.35
12/01        18,016.39                     16,861.85
12/02        15,536.50                     14,134.45
12/03        20,653.98                     19,801.72
12/04        23,963.34                     23,795.64
12/05        26,776.52                     26,806.00

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                 ONE        FIVE        SINCE
                                YEAR        YEAR      INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Equity Fund            11.74%        8.32%     12.03%
--------------------------------------------------------------------------------
Russell MidCap Index           12.65%        8.45%     12.05%
--------------------------------------------------------------------------------
Lipper peer group average*     11.77%        8.93%     12.70%
--------------------------------------------------------------------------------
Inception date                 5/1/97
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of mid cap companies under normal market conditions. The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2005

as a % of Market Value
--------------------------------------------------------------------------------
 Legg Mason, Inc.                                        1.58%
--------------------------------------------------------------------------------
 CB Richard Ellis Group, Inc. (Class A)                  1.54%
--------------------------------------------------------------------------------
 Harris Corp.                                            1.48%
--------------------------------------------------------------------------------
 Barr Pharmaceuticals, Inc.                              1.38%
--------------------------------------------------------------------------------
 Alcon, Inc.                                             1.34%
--------------------------------------------------------------------------------
 Amylin Pharmaceuticals, Inc.                            1.30%
--------------------------------------------------------------------------------
 Caremark Rx, Inc.                                       1.29%
--------------------------------------------------------------------------------
 Thermo Electron Corp.                                   1.28%
--------------------------------------------------------------------------------
 Gilead Sciences, Inc.                                   1.24%
--------------------------------------------------------------------------------
 Danaher Corp.                                           1.18%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $267,444 (in thousands)

[PIE GRAPH OMITTED]

Consumer Staples                    2.5%
Utilities                           3.5%
Materials                           3.7%
Energy                              7.6%
Consumer Discretionary             10.0%
Industrials                        11.0%
Financials                         12.8%
Healthcare                         15.3%
Short Term                         16.3%
Information Technology             16.5%
Telecommunications Services         0.8%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR AND FIVE-YEAR PERIODS INDICATED IN THE MID-CAP CORE PEER GROUP CONSISTING OF 77 AND 37 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MID-CAP EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.7%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.7%

Bed Bath & Beyond, Inc. .........     73,384  $  2,652,832(a)
Boyd Gaming Corp. ...............     28,087     1,338,626
Cheesecake Factory ..............     58,905     2,202,458(a)
Federated Department Stores Inc.      25,994     1,724,182(d)
Getty Images, Inc. ..............     21,735     1,940,283(a,e)
Global Cash Access Holdings, Inc.     90,560     1,321,270(a)
Life Time Fitness, Inc. .........      5,168       196,849(a,e)
Michaels Stores, Inc. ...........     87,950     3,110,792
Pulte Homes, Inc. ...............     48,639     1,914,431
Regal Entertainment
   Group (Class A) ..............     75,520     1,436,390(e)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) (REIT)    29,800     1,903,028
The E.W. Scripps Co. (Class A) ..     54,056     2,595,769(e)
Univision Communications
   Inc. (Class A) ...............     45,213     1,328,810(a)
Westwood One Inc. ...............     65,424     1,066,411
Williams-Sonoma, Inc. ...........     45,556     1,965,741(a)
                                                26,697,872

CONSUMER STAPLES -- 2.9%

Clorox Co. ......................     32,540     1,851,201
Kroger Co. ......................     68,231     1,288,201(a,d)
Reynolds American Inc. ..........      9,762       930,611
The Estee Lauder Companies
   Inc. (Class A) ...............     22,475       752,463
Weight Watchers International Inc.    39,048     1,930,143(a,e)
                                                 6,752,619

ENERGY -- 8.9%

Amerada Hess Corp. ..............     11,988     1,520,318
BJ Services Co. .................     70,436     2,582,888
Dresser-Rand Group, Inc. ........     62,507     1,511,419(a,e)
EOG Resources, Inc. .............     34,975     2,566,116
GlobalSantaFe Corp. .............     58,431     2,813,453
Murphy Oil Corp. ................     44,528     2,404,067
Peabody Energy Corp. ............     25,271     2,082,836
Valero Energy Corp. .............     47,480     2,449,968
Weatherford International Ltd. ..     67,820     2,455,084(a)
                                                20,386,149

FINANCIALS -- 14.9%

Affiliated Managers Group .......     38,534     3,092,354(a,e)
Calamos Asset Management
   Inc. (Class A) ...............     86,889     2,732,659(e)
CB Richard Ellis Group,
   Inc. (Class A) ...............     70,049     4,122,384(a)
City National Corp. .............     12,682       918,684
CVB Financial Corp. .............     12,020       244,126(e)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Everest Re Group, Ltd. ..........     26,880  $  2,697,408
Greenhill & Company, Inc. .......     34,938     1,962,118(e)
HCC Insurance Holdings, Inc. ....     59,086     1,753,673(e)
Legg Mason, Inc. ................     35,280     4,222,663(e)
M&T Bank Corp. ..................     13,348     1,455,599
Maguire Properties, Inc. (REIT) .     38,376     1,185,818
MBIA Inc. .......................     17,126     1,030,300
North Fork Bancorporation, Inc. .     86,830     2,375,669
SEI Investments Co. .............     23,497       869,389
The Bear Stearns Companies Inc. .      7,193       831,007
The Hartford Financial
   Services Group, Inc. .........     27,005     2,319,459
Zions Bancorporation ............     32,228     2,435,132
                                                34,248,442

HEALTHCARE -- 17.9%

Advanced Medical Optics, Inc. ...     34,722     1,451,380(a,e)
Alcon, Inc. .....................     27,745     3,595,752
Amylin Pharmaceuticals, Inc. ....     87,344     3,486,772(a,e)
Angiotech Pharmaceuticals, Inc. .    166,607     2,190,882(a,e)
Barr Pharmaceuticals, Inc. ......     59,465     3,704,075(a)
Caremark Rx, Inc. ...............     66,810     3,460,090(a)
DENTSPLY International, Inc. ....     39,219     2,105,668
Gilead Sciences, Inc. ...........     63,074     3,319,585(a)
Henry Schein, Inc. ..............     65,679     2,866,232(a,e)
IVAX Corp. ......................     58,794     1,842,016(a,e)
Kinetic Concepts, Inc. ..........     22,264       885,217(a)
Manor Care, Inc. ................     62,314     2,478,228(e)
Martek Biosciences Corp. ........     52,064     1,281,295(a,e)
Quest Diagnostics Inc. ..........     53,434     2,750,782
Smith & Nephew PLC ADR ..........     46,283     2,145,217(e)
Thermo Electron Corp. ...........    113,650     3,424,275(a,d)
                                                40,987,466

INDUSTRIALS -- 12.8%

ChoicePoint, Inc. ...............     43,510     1,936,630(a)
Corinthian Colleges, Inc. .......     81,178       956,277(a,e)
Corporate Executive Board Co. ...     21,551     1,933,125(e)
CoStar Group, Inc. ..............     35,965     1,552,609(a,e)
Danaher Corp. ...................     56,795     3,168,025
Dover Corp. .....................     33,567     1,359,128
Eaton Corp. .....................     35,965     2,412,892
Harsco Corp. ....................     39,980     2,699,050
Hexcel Corp. ....................    127,525     2,301,826(a,e)
L-3 Communications
   Holdings, Inc. ...............     32,198     2,393,921
MoneyGram International, Inc. ...    101,391     2,644,277
Rockwell Collins, Inc. ..........     42,816     1,989,660
Stericycle, Inc. ................     37,335     2,198,285(a,e)
Sunpower Corp. (Class A) ........     50,659     1,721,899(a,e)
                                                29,267,604

INFORMATION TECHNOLOGY -- 19.3%

Activision, Inc. ................    213,894     2,938,904(a,d)
Affiliated Computer Services,
   Inc. (Class A) ...............     33,720     1,995,550(a)
Analog Devices, Inc. ............     66,290     2,377,822(d)
CDW Corp. .......................     28,426     1,636,485

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

MID-CAP EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Cogent, Inc. ....................    113,709  $  2,578,920(a,e)
Comverse Technology, Inc. .......    109,608     2,914,477(a)
DST Systems, Inc. ...............     33,910     2,031,548(a)
Fiserv, Inc. ....................     26,289     1,137,525(a)
Harris Corp. ....................     91,797     3,948,189
Intuit Inc. .....................     31,126     1,659,016(a)
Juniper Networks, Inc. ..........     61,861     1,379,500(a)
Linear Technology Corp. .........     72,958     2,631,595
Macrovision Corp. ...............     65,765     1,100,248(a,e)
Manhattan Associates, Inc. ......     78,096     1,599,406(a,e)
Mettler Toledo International Inc.     28,918     1,596,274(a)
Microchip Technology Inc. .......     71,588     2,301,554
Molex Inc. (Class A) ............    106,868     2,627,884(d)
NAVTEQ Corp. ....................     37,678     1,652,934(a)
Neustar, Inc. (Class A) .........     37,571     1,145,540(a,e)
Polycom, Inc. ...................     89,965     1,376,465(a,e)
Symantec Corp. ..................     97,766     1,710,905(a)
Xilinx, Inc. ....................     71,930     1,813,355
                                                44,154,096

MATERIALS -- 4.3%

Cabot Corp. .....................     30,827     1,103,607
Martin Marietta Materials, Inc. .     29,286     2,246,822
Monsanto Co. ....................     30,827     2,390,017
Praxair, Inc. ...................     49,050     2,597,688
Sealed Air Corp. ................     28,325     1,591,015(a,e)
                                                 9,929,149

TELECOMMUNICATION SERVICES -- 0.9%

American Tower Corp. (Class A) ..     47,954     1,299,553(a)
Telephone and Data Systems Inc. .     11,456       396,492
Telephone and Data Systems Inc. .     11,456       412,760
                                                 2,108,805

UTILITIES -- 4.1%

Ameren Corp. ....................     46,241     2,369,389
DTE Energy Co. ..................     48,639     2,100,718
PPL Corp. .......................     85,631     2,517,551
SCANA Corp. .....................     59,338     2,336,730
                                                 9,324,388

TOTAL INVESTMENTS IN SECURITIES
   (COST $175,362,257) ..........              223,856,590

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.0%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.4%

GEI Short Term Investment Fund
   4.42% ........................  5,502,641  $  5,502,641(b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 16.6%

State Street Navigator Securities
   Lending Prime Portfolio
   4.29% ........................ 38,084,570    38,084,570(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $43,587,211) ...........               43,587,211

TOTAL INVESTMENTS
   (COST $218,949,468) ..........              267,443,801

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (16.7)% ................              (38,347,044)
                                              -------------

NET ASSETS-- 100.0% .............             $229,096,757
                                              =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Mid-Cap Equity had the following short futures contracts open at December 31, 2005:

                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL  UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE  APPRECIATION
--------------------------------------------------------------------------------
S&P 400 Midcap
   Futures        March  2006    14   $(5,202,400)   $50,725

See Notes to Schedule of Investments on page 7 and Notes to Financial

Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell Mid Cap Index (Russell Mid Cap) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise each index.

Russell Mid Cap is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that represent approximately 25% of the total market capitalization of the Russell 1000 Index. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) All or a portion of the security is out on loan.

(f) GEAM is the investment advisor of the fund serves as investment adviser of the GEI Short Term Investment Fund.

+   Percentages are based on net assets as of December 31, 2005.

Abbreviations:

ADR  American Depository Receipt

REIT Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

MID-CAP EQUITY FUND
                                                                  12/31/05    12/31/04     12/31/03     12/31/02     12/31/01
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                          --          --           --           --       5/1/97
Net asset value, beginning of period ..........................     $18.33      $17.48       $13.30       $15.66       $16.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................................       0.05        0.17         0.19         0.12         0.11
   Net realized and unrealized
      gains/(losses) on investments ...........................       2.11        2.63         4.19        (2.28)       (0.06)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ................       2.16        2.80         4.38        (2.16)        0.05
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................................       0.06        0.14         0.18         0.12         0.11
   Net realized gains .........................................       1.21        1.81         0.02         0.08         0.59
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................................       1.27        1.95         0.20         0.20         0.70
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................................     $19.22      $18.33       $17.48       $13.30       $15.66
==================================================================================================================================
TOTAL RETURN (A) ..............................................     11.74%      16.02%       32.94%     (13.76)%        0.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...................   $229,097    $239,831     $226,929     $170,422     $179,044
   Ratios to average net assets:
      Net investment income ...................................      0.24%       0.89%        1.36%        0.82%        0.85%
      Expenses ................................................      0.70%       0.70%        0.69%        0.68%        0.68%
   Portfolio turnover rate ....................................        27%         78%          28%          37%          42%


NOTES TO FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.



See Notes to Financial Statements.

                                                                                                                  MID-CAP
Statement of Assets                                                                                               EQUITY
and Liabilities DECEMBER 31, 2005                                                                                  FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $175,362,257)..............................................    $223,856,590
   Short-term investments (at amortized cost) ............................................................      38,084,570
   Short-term affiliated investments (at amortized cost)..................................................       5,502,641
   Income receivables ....................................................................................         218,034
   Receivable for fund shares sold........................................................................              53
   Variation margin receivable............................................................................          15,950
------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.......................................................................................     267,677,838
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned...............................................................      38,084,570
   Payable for investments purchased .....................................................................         126,945
   Payable for fund shares redeemed.......................................................................         237,755
   Payable to GEAM........................................................................................         131,811
------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..................................................................................      38,581,081
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $229,096,757
==============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .......................................................................................     178,105,882
   Undistributed (distribution in excess of) net investment income........................................          15,350
   Accumulated net realized gain..........................................................................       2,430,467
   Net unrealized appreciation on:
       Investments........................................................................................      48,494,333
       Futures............................................................................................          50,725
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $229,096,757
==============================================================================================================================

Shares outstanding ($0.01 par value; unlimited shares authorized).........................................      11,921,800
Net asset value per share.................................................................................          $19.22


* Includes $36,932,269 of securities on loan.



See Notes to Financial Statements.

                                                                                                   MID-CAP
Statement of Operations                                                                             EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005                                                                 FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................................................     $ 1,892,272
      Interest*...............................................................................          43,561
      Interest from affliated investments.....................................................         237,949
      Less: Foreign taxes withheld............................................................          (6,283)
-----------------------------------------------------------------------------------------------------------------
    TOTAL INCOME..............................................................................       2,167,499
-----------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees........................................................       1,500,073
      Custody and accounting expenses.........................................................          33,820
      Professional fees.......................................................................          37,629
      Transfer agent .........................................................................             163
      Director's fees.........................................................................           6,230
      Registration expenses...................................................................           1,723
      Other expenses..........................................................................          24,574
-----------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................................................................       1,604,212
-----------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME.....................................................................         563,287
=================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN/(LOSS) ON:
         Investments..........................................................................      15,316,951
         Futures..............................................................................        (393,230)
      INCREASE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Investments..........................................................................       9,609,992
         Futures..............................................................................          75,000
-----------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments.........................................      24,608,713
-----------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................     $25,172,000
=================================================================================================================


* Income attributable to security lending activity, net of rebate expenses, was $43,554.



See Notes to Financial Statements.

                                                                                                        MID-CAP
Statements of                                                                                           EQUITY
Changes in Net Assets                                                                                    FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                                2005               2004
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income............................................................    $    563,287        $  1,697,801
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps.........................................      14,923,721          22,472,727
     Net increase in unrealized appreciation/(depreciation) on investments, futures,
       written options and foreign currency translation ...............................       9,684,992           9,399,305
-------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations......................................................      25,172,000          33,569,833
-------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................        (677,879)         (1,626,264)
     Net realized gains................................................................     (13,537,932)        (21,434,077)
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................     (14,215,811)        (23,060,341)
-------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions............................      10,956,189          10,509,492
-------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................       2,208,712          11,551,811
     Value of distributions reinvested.................................................      14,215,740          23,060,403
     Cost of shares redeemed...........................................................     (38,115,372)        (32,218,761)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions...................................     (21,690,920)          2,393,453
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................     (10,734,731)         12,902,945

NET ASSETS
   Beginning of period ................................................................     239,831,488         226,928,543
-------------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................    $229,096,757        $239,831,488
===============================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........    $     15,350        $    119,985
-------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................         117,331             635,489
     Issued for distributions reinvested...............................................         735,424           1,258,756
     Shares redeemed...................................................................      (2,013,679)         (1,794,333)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.................................................      (1,160,924)             99,912
===============================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund (the "Fund"), Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3,
2006), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value,

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2005, information on the tax components of capital is as follows:

                   Cost of                  Gross Tax                  Gross Tax            Net Tax Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------------
                $219,426,165              $53,135,155                $(5,117,519)               $48,017,636
            Net Tax Appreciation/         Undistributed              Undistributed                  Post
              (Depreciation) on              Income/               Long-Term Gains/                October
            Derivatives, Currency         (Accumulated               (Accumulated                  Losses
            and Other Net Assets         Ordinary Loss)              Capital Loss)           (see Detail Below)
---------------------------------------------------------------------------------------------------------------------------------
                     $--                    $305,252                  $2,667,987                     $--

As of December 31, 2005, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund has no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

                            Long-Term
           Ordinary          Capital
            Income            Gains           Total
--------------------------------------------------------------------------------
          $5,367,448       $8,848,363     $14,215,811

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Gain    Capital
--------------------------------------------------------------------------------
            $9,957           $(9,957)          $--

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.       LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $2,952 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
                $60,489,270           $90,961,363

SECURITY LENDING At December 31, 2005, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           Collateral*
--------------------------------------------------------------------------------
                $36,932,269           $37,813,617

* COLLATERAL OF $38,084,570 DECREASED BY $270,953 ON JANUARY 3, 2006 TO REFLECT THE DECEMBER 30, 2005 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Mid-Cap Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid-Cap Equity Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

                                              /S/KPMG LLP

Boston, Massachusetts
February 17, 2006

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------


During the calendar year ended December 31, 2005, the Fund paid to shareholders $0.78992 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND

WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team

--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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



                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER

GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900


DISTRIBUTOR

GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900


--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Small-Cap Equity Fund


Annual Report
DECEMBER 31, 2005


[GE LOGO OMITTED]

GE Investments Funds, Inc.
Small-Cap Equity Fund                                                   Contents
--------------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS .................................   1

NOTES TO PERFORMANCE .......................................................   7

NOTES TO SCHEDULE OF INVESTMENTS ...........................................   7

FINANCIAL STATEMENTS

     Financial Highlights ..................................................   8

     Statement of Assets and Liabilities ...................................   9

     Statement of Operations ...............................................  10

     Statements of Changes in Net Assets ...................................  11

     Notes to Financial Statements .........................................  12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ....................  16

TAX INFORMATION ............................................................  17

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ..............................  18

ADDITIONAL INFORMATION .....................................................  21

INVESTMENT TEAM ............................................................  24


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Small-Cap Equity Fund*
--------------------------------------------------------------------------------
                                                                             Q&A


PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUND PORTFOLIOS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION.

SMALL-CAP EQUITY FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE.

JACK FEILER, PRESIDENT AND CHIEF INVESTMENT OFFICER, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE SMALL-CAP EQUITY FUND. MR. FEILER HAS MORE THAN 33 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. PRIOR TO JOINING PALISADE, MR. FEILER WAS A SENIOR VICE PRESIDENT-INVESTMENTS AT SMITH BARNEY FROM 1990 TO 1995.

JEFFREY SCHWARTZ, SENIOR PORTFOLIO MANAGER, JOINED PALISADE IN OCTOBER 2004. PRIOR TO JOINING PALISADE, MR. SCHWARTZ WAS VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF SAFECO ASSET MANAGEMENT FROM SEPTEMBER 2003 TO SEPTEMBER 2004. FROM JUNE 2001 TO AUGUST 2003, MR. SCHWARTZ FOUNDED NANTUCKET INVESTMENT RESEARCH IN FARMINGTON HILLS, MI, CONDUCTED INDEPENDENT INVESTMENT RESEARCH AND WAS A PRIVATE INVESTOR. FROM JUNE 1992 UNTIL MAY 2001, MR. SCHWARTZ WAS AT MUNDER CAPITAL MANAGEMENT, MOST RECENTLY AS A SENIOR PORTFOLIO MANAGER AND PRINCIPAL.

DENNISON T. ("DAN") VERU IS AN EXECUTIVE VICE-PRESIDENT AND CO-INVESTMENT OFFICER OF PALISADE. SINCE JOINING PALISADE IN MARCH 2000, MR. VERU HAS BEEN A MEMBER OF THE INVESTMENT POLICY COMMITTEE. MR. VERU BECAME A PRINCIPAL OF PALISADE IN JULY 2004. SINCE JOINING PALISADE IN MARCH 2000, MR. VERU HAS BEEN A MEMBER OF THE INVESTMENT POLICY COMMITTEE. PRIOR TO JOINING PALISADE, HE WAS PRESIDENT AND DIRECTOR OF RESEARCH OF AWAD ASSET MANAGEMENT, A DIVISION OF RAYMOND JAMES & ASSOCIATES. MR. VERU HAS BEEN A FREQUENT GUEST ON CNBC, CNN AND BLOOMBERG TELEVISION. PRIOR TO AWAD, MR. VERU WORKED WITH THE PALISADE TEAM FROM 1984 THROUGH 1992.


Q. HOW DID THE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the Small-Cap Equity Fund returned 9.53%. The Russell 2000 Index, the Fund's benchmark, returned 4.52% and the Fund's Lipper peer group of 125 Small-Cap Core funds returned an average of 5.35% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. There were many hurdles faced by investors last year: terrorism, the war in Iraq, and several hurricanes. However, despite good corporate earnings, the market could not overcome its age-old nemesis: the Federal Reserve's monetary tightening. Nevertheless, the small-cap market proved resilient in the face of these troubles and the equity market closed the year with modest single-digit returns. We positioned the Fund for more consistent earnings growth, high return-on-invested capital, and increasing free cash flow generation.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. Strong stock selection combined with disciplined buying and selling is imperative to Fund performance. We sought high-quality companies that can finance internal growth to grow earnings. The valuation metrics on which we focused included predictable earnings, recurring revenues, high and increasing return on equity, high and increasing return on invested capital, and the generation of significant free cash flow.

Q. WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The sectors that contributed significantly to the Fund's performance included: Information Technology (401 basis points (bps)) and Industrials (136 bps). Strong stock selection in the Energy sector resulted in


----------------------
* EFFECTIVE JANUARY 3, 2006, THE NAME OF THE FUND WAS CHANGED FROM SMALL-CAP VALUE EQUITY FUND TO SMALL-CAP EQUITY FUND. THERE WAS NO CHANGE TO THE FUND'S INVESTMENT STRATEGY.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A


    outperformance on a comparative return basis and 38 basis points contributed to the total return. We have found many compelling and reasonably valued stocks in the Industrials sector. We redistributed the Fund's Information Technology holdings to include more software and productivity-enhancement companies, as we believed these investments offer better value in this sector.

Q.  WHY DID THE FUND OVERPERFORM ITS BENCHMARK FOR THE PAST TWELVE MONTHS?

A. The Fund outpaced its benchmark due to strong stock selection. For the twelve-month period, holdings in the Information Technology, Energy, and Industrials sectors provided strong results and were the primary contributors to return. Companies with stable growth and solid financial characteristics continued to provide strong returns.

Q.  DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. The most significant changes in sector allocation include reductions in the Consumer Discretionary and Financials sectors and increases in the Energy and Information Technology sectors. Investors' fears of inflation and diminished consumer resilience increased selling pressure on the Consumer Discretionary and Financials sectors. Despite the surge in prices of Energy stocks, the forward Price/Earnings and Price/Cash Flow ratios remain below historic levels.

Q. WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Among the top contributors to return over the last 12 months were: Oil States International (+140 bps), Computer Programs & Science (+115 bps), Intergraph (+ 111 bps), Thoratec (+110 bps), and Manitowoc Company (+109 bps). The common theme among the top contributors were: profitability, free cash flow and good valuations. Among the detractors were WHolding (-89 bps), Cooper Companies (-82 bps), Santarus (-38 bps), Fleetwood Enterprises (-36 bps), and Centene (-32 bps). The Fund's holdings in Fleetwood Enterprises and Santarus Inc. were sold during the period.

Q.  WHICH INVESTMENTS STAND OUT IN TERMS OF OVER OR UNDER PERFORMANCE IMPACT?

A. Over the past twelve months, holdings in all sectors provided positive results, except Consumer Discretionary and Utilities, which declined minimally. Among the prime contributors to return, Energy holdings gained 69.3%, Information Technology stocks rose 21.8%, and Industrial companies advanced 15.1%.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2005 - DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT           ACCOUNT VALUE               EXPENSES
                                     THE BEGINNING OF           AT THE END OF              PAID DURING
                                      THE PERIOD ($)            THE PERIOD ($)           THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                 1,054.28                     4.46
----------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                 1,020.69                     4.35
----------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.85% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).
**ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 5.43%.

Small-Cap Equity Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[LINE CHART OMITTED]

            Small-Cap Equity Fund    Russell 2000 Index
4/28/00     $10,000.00               $10,000.00
6/00          9,890.00                10,240.84
12/00        11,325.90                 9,650.02
6/01         12,029.37                10,312.23
12/01        12,455.23                 9,896.45
6/02         12,465.60                 9,432.91
12/02        10,729.52                 7,876.43
6/03         11,116.07                 9,287.89
12/03        13,316.94                11,601.44
6/04         14,247.25                12,385.21
12/04        15,334.17                13,727.92
6/05         15,930.88                13,554.49
12/05        16,795.59                14,348.21




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                 ONE         FIVE        SINCE
                                 YEAR        YEAR      INCEPTION
--------------------------------------------------------------------------------
Small-Cap Equity Fund           9.53%        8.20%       9.56%
--------------------------------------------------------------------------------
Russell 2000 Index              4.52%        8.26%       6.58%
--------------------------------------------------------------------------------
Lipper peer group average*      5.35%        8.21%        N/A
--------------------------------------------------------------------------------
Inception date                4/28/00
--------------------------------------------------------------------------------



INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.



TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 Genesee & Wyoming Inc. (Class A)                        2.77%
--------------------------------------------------------------------------------
 Centene Corp.                                           2.36%
--------------------------------------------------------------------------------
 DRS Technologies, Inc.                                  2.20%
--------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                     2.08%
--------------------------------------------------------------------------------
 Oil States International, Inc.                          2.06%
--------------------------------------------------------------------------------
 Manitowoc Co.                                           2.06%
--------------------------------------------------------------------------------
 Micros Systems, Inc.                                    2.00%
--------------------------------------------------------------------------------
 Federal Realty Investment Trust (REIT)                  1.68%
--------------------------------------------------------------------------------
 St. Mary Land & Exploration Co.                         1.67%
--------------------------------------------------------------------------------
 Chesapeake Energy Corp.                                 1.66%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $150,851 (in thousands)


[PIE CHART OMITTED]

Materials                   2.3%
Energy                      6.4%
Consumer Discretionary     11.0%
Healthcare                 13.3%
Information Technology     14.6%
Financials                 15.2%
Short-Term                 16.9%
Industrials                18.0%
Utilities                   0.4%
Consumer Staples            1.9%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR AND FIVE-YEAR PERIODS INDICATED IN THE SMALL-CAP CORE PEER GROUP CONSISTING OF 125 AND 66 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

   SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

   PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

SMALL-CAP EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.9%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 13.0%

American Eagle Outfitters ........    57,900 $   1,330,542(d)
Arbitron, Inc. ...................    33,800     1,283,724(d)
Brinker International, Inc. ......    36,800     1,422,688
Finish Line (Class A) ............    94,400     1,644,448
Interactive Data Corp. ...........    82,600     1,875,846
Meritage Homes Corp. .............    25,900     1,629,628(a)
RARE Hospitality
   International, Inc. ...........    21,800       662,502(a)
Standard-Pacific Corp. ...........    60,800     2,237,440
The Talbots, Inc. ................    38,300     1,065,506
The Warnaco Group, Inc. ..........    33,000       881,760(a)
Timberland Co. (Class A) .........    51,100     1,663,305(a)
Triarc Companies, Inc. (Class B) .    62,700       931,095(d)
                                                16,628,484

CONSUMER STAPLES -- 2.2%

Central European
   Distribution Corp. ............    25,100     1,007,514(a,d)
Smithfield Foods, Inc. ...........    59,900     1,832,940(a)
                                                 2,840,454

ENERGY -- 7.6%

Chesapeake Energy Corp. ..........    79,000     2,506,670(d)
Hydril Company ...................    24,300     1,521,180(a,d)
Oil States International, Inc. ...    98,300     3,114,144(a,d)
St. Mary Land & Exploration Co. ..    68,300     2,514,123(d)
                                                 9,656,117

FINANCIALS -- 17.9%

American Equity Investment Life
   Holding Company ...............    30,700       400,635(d)
BioMed Realty Trust, Inc. (REIT) .    78,900     1,925,160
Cullen/Frost Bankers, Inc. .......    27,700     1,486,936
Federal Realty Investment
   Trust (REIT) ..................    41,900     2,541,235
HCC Insurance Holdings, Inc. .....    74,500     2,211,160
Hilb Rogal & Hobbs Co. ...........    46,800     1,802,268(d)
Jones Lang LaSalle Inc. ..........    43,100     2,170,085
Omega Healthcare
   Investors, Inc. (REIT) ........   110,300     1,388,677
Platinum Underwriters
   Holdings Ltd. .................     4,200       130,494
Raymond James Financial, Inc. ....    56,150     2,115,171
Sandy Spring Bancorp, Inc. .......    21,700       756,896(d)
Sky Financial Group, Inc. ........    32,400       901,368(d)



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Sterling Bancorp .................    33,662  $    664,151
W Holding Company, Inc. ..........   136,782     1,125,716(d)
Webster Financial Corp. ..........    36,700     1,721,230
Westamerica Bancorporation .......    29,900     1,586,793
                                                22,927,975

HEALTHCARE -- 15.7%

Centene Corp. ....................   135,500     3,562,295(a,d)
Computer Programs and
   Systems, Inc. .................    53,200     2,204,076(d)
Immunicon Corp. ..................    65,000       222,950(a,d)
Intermagnetics General Corp. .....    72,500     2,312,750(a,d)
KV Pharmaceutical Co. (Class A) ..    71,300     1,468,780(a,d)
LifePoint Hospitals, Inc. ........    32,500     1,218,750(a,d)
Medical Action Industries Inc. ...    47,200       964,768(a)
Molina Healthcare, Inc. ..........    32,600       868,464(a,d)
Noven Pharmaceuticals Inc. .......   110,800     1,676,404(a,d)
The Cooper Companies, Inc. .......    34,200     1,754,460(d)
Thoratec Corp. ...................    88,200     1,824,858(a,d)
Varian, Inc. .....................    51,100     2,033,269(a)
                                                20,111,824

INDUSTRIALS -- 21.1%

ADESA, Inc. ......................    97,400     2,378,508
Comfort Systems USA, Inc. ........    66,300       609,960(d)
DRS Technologies, Inc. ...........    64,600     3,321,732
EDO Corp. ........................    27,400       741,444(d)
Genesee & Wyoming Inc. (Class A) .   111,100     4,171,805(a)
Harsco Corp. .....................    14,800       999,148
Manitowoc Co. ....................    62,000     3,113,640(d)
Mine Safety Appliances Co. .......    29,600     1,071,816(d)
Mueller Industries, Inc. .........    43,900     1,203,738
Oshkosh Truck Corp. ..............    70,300     3,134,677
Quanta Services, Inc. ............    62,500       823,125(a,d)
RailAmerica, Inc. ................    36,600       402,234(a)
Teledyne Technologies Inc. .......    55,400     1,612,140(a)
TeleTech Holdings Inc. ...........   128,700     1,550,835(a,d)
Woodward Governor Co. ............    22,600     1,943,826
                                                27,078,628

INFORMATION TECHNOLOGY -- 17.2%

Blackbaud, Inc. ..................    75,800     1,294,664(d)
Digital Insight Corp. ............    39,300     1,258,386(a,d)
Intergraph Corp. .................    48,100     2,395,861(a,d)
Itron, Inc. ......................    22,100       884,884(a,d)
Lipman Electronic Engineering Ltd.    13,600       316,472(a)
Manhattan Associates, Inc. .......    42,700       874,496(a)
Micros Systems, Inc. .............    62,400     3,015,168(a)
Mobility Electronics, Inc. .......   125,700     1,214,262(a,d)
MoneyGram International, Inc. ....    87,300     2,276,784
Parametric Technology Corp. ......   375,000     2,287,500(a)
Photon Dynamics, Inc. ............    48,600       888,408(a,d)
Plantronics, Inc. ................    24,200       684,860(d)
Rudolph Technologies, Inc. .......    61,800       795,984(a)




See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

SMALL-CAP EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Semtech Corp. ....................    54,700  $    998,822(a)
The BISYS Group, Inc. ............    58,900       825,189(a)
TNS, Inc. ........................    33,800       648,284(a)
Websense, Inc. ...................    21,000     1,378,440(a)
                                                22,038,464

MATERIALS -- 2.7%

Commercial Metals Co. ............    61,000     2,289,940
Packaging Corporation
   of America ....................    53,500     1,227,825(d)
                                                 3,517,765

UTILITIES -- 0.5%

IDACORP, Inc. ....................    20,700       606,510(d)

TOTAL INVESTMENTS IN SECURITIES
   (COST $102,040,094) ...........             125,406,221


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.1%

GEI Short Term Investment Fund
   4.42% ......................... 2,742,076     2,742,076(b,e)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 17.7%

State Street Navigator Securities
   Lending Prime Portfolio
   4.29% .........................22,702,290    22,702,290(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $25,444,366) ............              25,444,366

TOTAL INVESTMENTS
   (COST $127,484,460) ...........             150,850,587


LIABILITIES IN EXCESS OF
   OTHER ASSETS-- (17.7)% ........             (22,708,166)
                                              ------------

NET ASSETS-- 100.0% ..............            $128,142,421
                                              ============


See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell 2000 Index (Russell 2000) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.



Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) All or a portion of the security is out on loan.

(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+   Percentages are based on net assets as of December 31, 2005.


Abbreviations:

REIT Real Estate Investment Trusts

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

SMALL-CAP EQUITY FUND

                                                                   12/31/05    12/31/04     12/31/03     12/31/02     12/31/01
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                           --          --           --           --      4/28/00
Net asset value, beginning of period ............................    $13.62      $12.74       $10.27       $12.01       $11.27
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ........................................      0.02        0.08         0.02         0.03         0.04
   Net realized and unrealized
      gains/(losses) on investments .............................      1.28        1.85         2.46        (1.69)        1.08
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ..................      1.30        1.93         2.48        (1.66)        1.12
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................................      0.03        0.07         0.01         0.02         0.04
   Net realized gains ...........................................      0.45        0.98           --         0.05         0.34
   Return of capital ............................................        --          --           --         0.01           --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................................      0.48        1.05         0.01         0.08         0.38
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................................    $14.44      $13.62       $12.74       $10.27       $12.01
===============================================================================================================================

TOTAL RETURN (A) ................................................     9.53%      15.15%       24.11%     (13.86)%        9.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .....................  $128,142    $117,158      $86,330      $52,359      $32,787
   Ratios to average net assets:
      Net investment income .....................................     0.11%       0.67%        0.17%        0.34%        0.56%
      Expenses ..................................................     0.86%       0.88%        0.86%        0.84%        0.91%
   Portfolio turnover rate ......................................       33%        101%         119%         108%         130%



NOTES TO FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.



See Notes to Financial Statements.

                                                                                                                SMALL-CAP
Statement of Assets                                                                                               EQUITY
and Liabilities DECEMBER 31, 2005                                                                                  FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $102,040,094)..............................................    $125,406,221
   Short-term investments (at amortized cost) ............................................................      22,702,290
   Short-term affiliated investments (at amortized cost)..................................................       2,742,076
   Income receivables ....................................................................................         117,300
   Receivable for fund shares sold........................................................................             143
---------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.......................................................................................     150,968,030
---------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned...............................................................      22,702,290
   Payable for investments purchased .....................................................................          10,349
   Payable for fund shares redeemed.......................................................................          19,821
   Payable to GEAM........................................................................................          93,149
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..................................................................................      22,825,609
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $128,142,421
===========================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in .......................................................................................     104,186,605
   Undistributed (distribution in excess of) net investment income........................................          16,231
   Accumulated net realized gain..........................................................................         573,458
   Net unrealized appreciation on:
       Investments........................................................................................      23,366,127
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $128,142,421
===========================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized).........................................       8,874,347
Net asset value per share.................................................................................          $14.44

* Includes $21,986,522 of securities on loan.


See Notes to Financial Statements.

                                                                                                     SMALL-CAP
Statement of Operations                                                                                EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005                                                                    FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................................................     $ 1,056,573
      Interest*...............................................................................          19,353
      Interest from affliated investments.....................................................          94,208
      Less: Foreign taxes withheld............................................................          (2,134)
-----------------------------------------------------------------------------------------------------------------
    TOTAL INCOME..............................................................................       1,168,000
-----------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees........................................................         965,409
      Custody and accounting expenses.........................................................          33,084
      Professional fees.......................................................................          19,210
      Transfer agent .........................................................................             166
      Director's fees.........................................................................           3,181
      Registration expenses...................................................................             879
      Other expenses..........................................................................          16,062
-----------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................................................................       1,037,991
-----------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME.....................................................................         130,009
=================================================================================================================

NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS
      REALIZED GAIN ON:
         Investments..........................................................................       4,114,988
         Written options......................................................................         271,627
      INCREASE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Investments..........................................................................       6,216,327
         Written options......................................................................          41,095
-----------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments.........................................      10,644,037
-----------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................     $10,774,046
=================================================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $19,380.

See Notes to Financial Statements.

                                                                                                        SMALL-CAP
Statements of                                                                                            EQUITY
Changes in Net Assets                                                                                     FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                                2005               2004
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income............................................................    $    130,009        $    578,820
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps.........................................       4,386,615          10,226,228
     Net increase in unrealized appreciation/(depreciation) on investments, futures,
       written options and foreign currency translation ...............................       6,257,422           3,230,752
---------------------------------------------------------------------------------------------------------------------------
     Net increase from operations......................................................      10,774,046          14,035,800
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................        (232,361)           (568,969)
     Net realized gains................................................................      (3,909,633)         (7,815,312)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................      (4,141,994)         (8,384,281)
---------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions............................       6,632,052           5,651,519
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................      18,002,125          36,966,138
     Value of distributions reinvested.................................................       4,142,073           8,384,229
     Cost of shares redeemed...........................................................     (17,792,113)        (20,173,962)
---------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions..............................................       4,352,085          25,176,405
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS........................................................      10,984,137          30,827,924

NET ASSETS
   Beginning of period ................................................................     117,158,284          86,330,360
---------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................    $128,142,421        $117,158,284
===========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........    $     16,231        $     29,498
---------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................       1,282,518           2,753,656
     Issued for distributions reinvested...............................................         284,483             613,780
     Shares redeemed...................................................................      (1,292,377)         (1,546,267)
---------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares............................................................         274,624           1,821,169
===========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (the "Fund"; formerly known as Small-Cap Value Equity Fund, prior to January 3,
2006), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.


At December 31, 2005, information on the tax components of capital is as follows:

                   Cost of                  Gross Tax                  Gross Tax            Net Tax Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------
                $127,536,315              $27,574,338                $(4,260,066)               $23,314,272

            Net Tax Appreciation/         Undistributed              Undistributed                  Post
              (Depreciation) on              Income/               Long-Term Gains/                October
            Derivatives, Currency         (Accumulated               (Accumulated                  Losses
            and Other Net Assets         Ordinary Loss)              Capital Loss)           (see Detail Below)
---------------------------------------------------------------------------------------------------------------------------
                     $--                    $16,231                    $625,313                      $--

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

As of December 31, 2005, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

                           Long-Term
           Ordinary         Capital
            Income            Gains           Total
--------------------------------------------------------------------------------
          $1,243,127       $2,898,867      $4,141,994

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Gain    Capital
--------------------------------------------------------------------------------
            $89,085          $(89,085)         $--

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .80%.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $1,508 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:


                 Purchases               Sales
--------------------------------------------------------------------------------
                $41,611,226           $39,146,598

OPTIONS During the year ended December 31, 2005, the following option contracts were written:

                              Number of
                              Contracts           Premium
--------------------------------------------------------------------------------
Balance as of
  December 31, 2004               (292)          $ (93,225)

Written                          1,050             191,725
--------------------------------------------------------------------------------
Closed and expired              (1,342)           (284,950)
--------------------------------------------------------------------------------
Balance as of
  December 31, 2005                 --                  --
--------------------------------------------------------------------------------


SECURITY LENDING At December 31, 2005, the Fund participated in securities lending:


                  Loaned
              securities at              Cash
               market value           Collateral*
--------------------------------------------------------------------------------
                $21,986,522           $22,563,245

* COLLATERAL OF $22,702,290 DECREASED BY $139,045 ON JANUARY 3, 2006 TO REFLECT THE DECEMBER 30, 2005 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Small-Cap Equity Fund (formerly Small-Cap Value Equity Fund), a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small-Cap Equity Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S.
generally accepted accounting principles.



                                                  /S/KPMG LLP



Boston, Massachusetts
February 17, 2006

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2005, the Fund paid to shareholders $0.33234 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory and sub-advisory agreements with GE Asset Management Incorporated ("GEAM") and the Fund's sub-adviser at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the sub-adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. Also in advance of the meeting, the Board members received from the sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by the sub-adviser. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members also had an opportunity to hear presentations by representatives of the sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to continuance of the agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and the sub-adviser, and the Board members, including the independent members, concurred that GEAM and the sub-adviser provide high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing the sub-adviser's activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by the sub-adviser, the Board members focused on the sub-adviser's favorable attributes relating to its investment philosophy and discipline, its high caliber

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

investment and trading personnel, its systems and other resources, including research capabilities, and its favorable history and reputation.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-adviser were of a high quality and had benefited the Fund.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of the sub-adviser about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of the sub-adviser's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM and the sub-adviser. The Board members reviewed the information they had requested from GEAM and the sub-adviser concerning their profitability from the fees and services they provide to the Fund and the financial condition of GEAM and the sub-adviser for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. The Board members reviewed the assumptions and cost allocation methods used by the sub-adviser in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-adviser should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-adviser from their relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM and the sub-adviser about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-adviser and with respect to any other client accounts managed by the sub-adviser in a similar style to that of the Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM and the sub-adviser, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratios are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders, and that renewal of the sub-advisory agreement was in the best interest of the shareholders of the Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, CHIEF EXECUTIVE OFFICER

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------



[GE LOGO OMITTED]

GE Investments Funds, Inc.

International Equity Fund


Annual Report

DECEMBER 31, 2005



[GE LOGO OMITTED]

GE Investments Funds, Inc.

International Equity Fund                                               Contents
--------------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................   1

NOTES TO PERFORMANCE .....................................................   8

NOTES TO SCHEDULE OF INVESTMENTS .........................................   8

FINANCIAL STATEMENTS

     Financial Highlights ................................................   9

     Statement of Assets and Liabilities .................................  10

     Statement of Operations .............................................  11

     Statements of Changes in Net Assets .................................  12

     Notes to Financial Statements .......................................  13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................  18

TAX INFORMATION ..........................................................  19

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ............................  20

ADDITIONAL INFORMATION ...................................................  23

INVESTMENT TEAM ..........................................................  26


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

International Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND JUDITH A. STUDER. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN (PICTURED BELOW) OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF.

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992.

BRIAN HOPKINSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE FUND SINCE SEPTEMBER 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HOPKINSON WORKED FOR FIDUCIARY TRUST INTERNATIONAL IN BOTH LONDON AND NEW YORK.

JONATHAN L. PASSMORE IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE JANUARY 2002. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, HE WAS WITH MERRILL LYNCH FOR SIX YEARS, MOST RECENTLY AS DIRECTOR, INTERNATIONAL EQUITY.

MICHAEL J. SOLECKI IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE SEPTEMBER 1997 HE JOINED GE ASSET MANAGEMENT IN 1990 AS AN INTERNATIONAL EQUITY ANALYST. HE BECAME A VICE PRESIDENT FOR INTERNATIONAL EQUITY PORTFOLIOS IN 1996 AND SENIOR VICE PRESIDENT IN 2000.

JUDITH A. STUDER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE SEPTEMBER 1997. MS. STUDER JOINED GE ASSET MANAGEMENT IN AUGUST 1984. SHE BECAME SENIOR VICE PRESIDENT -- DOMESTIC EQUITIES IN 1991 AND SENIOR VICE PRESIDENT -- INTERNATIONAL EQUITIES IN 1995.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the International Equity Fund returned 18.19%. The MSCI EAFE Index, the Fund's benchmark, returned 13.54% and the Fund's Lipper peer group of 127 International Core funds returned an average of 14.83% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The international markets experienced strong absolute returns despite a major recovery in the value of the U.S. Dollar. Reforms in Japan sparked a powerful rally in the second half of the year, while emerging markets continued to outperform, driven by sustained global growth. A strong U.S. Dollar helped foreign exporters regain some competitive advantage after three years of Dollar weakness.

[PHOTO OF RALPH R. LAYMAN OMITTED]
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A


Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. The record-high energy prices and Asia's massive demand for raw materials provided a field day for the owners of these assets but high prices put pressure on consumers. Rising interest rates and weakness in overseas currencies sparked a major turnaround in the U.S. Dollar, which supported global companies over smaller, local operators. Inflation fears briefly loomed late in the year but subsided in the face of cheap consumer products flooding the major markets.

Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Emerging energy plays, including Lukoil (Russia) and Petrobras (Brazil), were major contributors, as were oil service stocks such as Stolt Offshore (Norway). Japanese financials including Mitsubishi Estates (property) and Nomura Holdings (brokerage) rallied strongly in the second half, and IT holdings including Samsung Electronics (Korea) and Nidec (Japan - brushless motors) also made major contributions. Weakness was seen in stocks where competition was fierce such as in Smith & Nephew (UK - healthcare equipment) and where the consumer is over-stretched as witnessed with UK food retailer Tesco.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. The overall weight to emerging markets was reduced during the period as strong performances led to tactical trims of some stocks. The cash from these sells was redeployed into new opportunities in Japan, raising the weight in that country to the highest levels in many years, although the Fund is still underweight versus the index. There was a modest increase in the weight in the Pacific Rim, mainly in real estate opportunities, and equally modest reductions in UK and European holdings.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Holdings were added in Japanese companies that met our criteria, including brokerage and retail banking, on renewed vigor in those industries. Positions were added in real estate on a major shift in valuations and technology due to sheer competitive superiority. There was also a shift from energy asset plays to oil service stocks. Embraer (Brazil - aerospace), Daikin (Japan - industrial) and Svenska Handelsbanken (Sweden) were eliminated for valuation reasons. Other key sales, including Canon (Japan) and Alcan (Canada), were due to competitive pressure or severe pricing issues.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2005 - DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT               ACCOUNT VALUE             EXPENSES
                                     THE BEGINNING OF               AT THE END OF            PAID DURING
                                      THE PERIOD ($)                THE PERIOD ($)         THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                     1,191.72                   7.37
-----------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                     1,018.27                   6.83
-----------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.34% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**   ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS:
     19.17%.

International Equity Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

            International Equity Fund        MSCI EAFE
12/95       $10,000.00                       $10,000.00
12/96        10,991.40                        10,604.11
12/97        12,109.57                        10,792.29
12/98        14,222.12                        12,950.08
12/99        18,535.56                        16,442.04
12/00        16,177.95                        14,112.66
12/01        12,803.51                        11,062.36
12/02         9,752.40                         9,299.02
12/03        13,449.29                        12,887.11
12/04        15,580.84                        15,496.38
12/05        18,415.74                        17,593.91


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                ONE         FIVE        TEN
                                YEAR        YEAR        YEAR
--------------------------------------------------------------------------------
International Equity Fund      18.19%        2.63%      6.30%
--------------------------------------------------------------------------------
MSCI EAFE                      13.54%        4.51%      5.81%
--------------------------------------------------------------------------------
Lipper peer group average*     14.83%        3.93%      6.83%
--------------------------------------------------------------------------------
Inception date                5/1/95
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in developed and developing countries outside the United States.

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 BHP Billiton PLC                                        2.55%
--------------------------------------------------------------------------------
 Nomura Holdings, Inc.                                   2.37%
--------------------------------------------------------------------------------
 Total S.A.                                              2.13%
--------------------------------------------------------------------------------
 GlaxoSmithKline PLC                                     2.08%
--------------------------------------------------------------------------------
 Roche Holding AG                                        1.98%
--------------------------------------------------------------------------------
 Koninklijke Philips Electronics N.V.                    1.89%
--------------------------------------------------------------------------------
 Toyota Motor Corp.                                      1.84%
--------------------------------------------------------------------------------
 Ente Nazionale Idrocarburi S.p.A.                       1.83%
--------------------------------------------------------------------------------
 Nestle S.A. (Regd.)                                     1.73%
--------------------------------------------------------------------------------
 Nokia OYJ                                               1.71%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $73,292 (in thousands)

[PIE GRAPH OMITTED]

Pacific Rim           2.9%
Latin America         3.7%
Emerging Asia         5.6%
United States        12.4%
United Kingdom       17.1%
Japan                17.8%
Continental Europe   38.6%
Emerging Europe      0.8%
Canada               1.1%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR AND TEN-YEAR PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 127, 73 AND 38 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

   SEE NOTES TO PERFORMANCE ON PAGE 8 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

   PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%+
--------------------------------------------------------------------------------

BRAZIL -- 3.1%

Cia Vale do Rio Doce ADR .......      30,364   $ 1,249,175
Petroleo Brasileiro S.A. ADR ...      11,770       757,635
                                                 2,006,810

CANADA -- 1.3%

Canadian National Railway Co. ..       5,189       413,734
Nortel Networks Corp. ..........      41,039       124,717(a)
Potash Corp of Saskatchewan ....       3,642       290,239
                                                   828,690

CHINA -- 0.5%

China Petroleum & Chemical Corp.     620,000       305,860

DENMARK -- 0.5%

Group 4 Securicor PLC ..........     109,267       307,578

EGYPT -- 0.3%

Orascom Construction Industries        4,359       167,106

FINLAND -- 1.9%

Nokia OYJ ......................      68,868     1,255,054

FRANCE -- 11.3%

Accor S.A. .....................       1,820        99,739(f)
AXA S.A. .......................      25,096       806,950(f)
BNP Paribas ....................      14,060     1,133,549(e)
Carrefour S.A. .................       9,723       453,934
Credit Agricole S.A. ...........      20,768       651,862
France Telecom S.A. ............      15,120       374,352
Lagardere S.C.A. (Regd.) .......       2,439       187,000(f)
LVMH Moet Hennessy
   Louis Vuitton S.A. ..........       5,603       496,007(f)
Renault S.A. ...................       1,266       102,889(f)
Sanofi-Aventis .................       7,287       636,058
Total S.A. .....................       6,226     1,558,371(f)
Veolia Environnement ...........      19,659       886,739
                                                 7,387,450

GERMANY -- 5.6%

Allianz AG (Regd.) .............       4,072       614,512
BASF AG ........................       7,772       593,226
Bayerische Motoren Werke AG ....       3,001       131,151
E.ON AG ........................       9,508       980,093

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Linde AG .......................       4,339   $   336,615
Siemens AG (Regd.) .............      11,947     1,020,267
                                                 3,675,864

HONG KONG -- 1.8%

Hongkong Land Holdings Ltd. ....     114,999       361,097
Jardine Matheson Holdings Ltd. .      16,541       284,505
Sun Hung Kai Properties Ltd. (REIT)   55,930       546,420(f)
                                                 1,192,022

INDIA -- 1.6%

ICICI Bank Ltd. ADR ............      14,134       407,059
Reliance Industries Ltd. GDR ...      16,683       659,479(b)
                                                 1,066,538

ITALY -- 5.3%

Banca Intesa S.p.A. ............     106,862       564,070(f)
Ente Nazionale Idrocarburi S.p.A.     48,630     1,343,980(f)
Saipem S.p.A. ..................      17,780       290,677
Telecom Italia S.p.A ...........      16,408        40,547
UniCredito Italiano S.p.A. .....     179,434     1,231,811(f)
                                                 3,471,085

JAPAN -- 20.0%

Acom Co. Ltd. ..................       8,133       522,309
Aiful Corp. ....................         700        58,417
Asahi Glass Co. Ltd. ...........      59,003       761,345(f)
Bank of Yokohama Ltd. ..........      67,506       551,921(f)
Chiyoda Corp. ..................      39,618       909,640(f)
Hoya Corp. .....................      19,500       700,500
Komatsu Ltd. ...................      30,811       509,296
Kubota Corp. ...................      31,000       260,281(f)
Mitsubishi Estate Co. Ltd. .....      55,982     1,162,043(f)
Mitsubishi UFJ Financial
   Group, Inc. .................          90     1,220,029
Mitsui Sumitomo
   Insurance Co. Ltd. ..........      87,000     1,063,636
Nidec Corp. ....................      11,862     1,008,014(f)
Nomura Holdings, Inc. ..........      90,899     1,740,504
SMC Corp. ......................       3,571       509,797
Tokyu Corp. ....................      28,000       197,848(f)
Toray Industries Inc. ..........      67,999       554,224
Toyota Motor Corp. .............      25,997     1,347,976
                                                13,077,780

MALAYSIA -- 0.4%

Malaysia International
   Shipping Corp. BHD ..........      99,632       260,975

MEXICO -- 1.1%

America Movil S.A.
   de C.V. ADR (Series L) ......      25,179       736,738

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

NETHERLANDS -- 3.1%

ING Groep N.V. .................      19,241   $   664,985
Koninklijke Philips Electronics N.V.  44,852     1,388,761
                                                 2,053,746

NORWAY -- 2.1%

Stolt Offshore S.A. ............      81,040       939,508(a)
Telenor ASA ....................      41,935       410,293
                                                 1,349,801

RUSSIA -- 0.6%

LUKOIL ADR .....................       5,891       350,515(b)
LUKOIL ADR .....................         647        38,173
                                                   388,688

SINGAPORE -- 1.4%

CapitaLand Ltd. ................     230,000       475,824
Singapore Telecommunications Ltd.    291,896       458,172
 ...............................                   933,996

SOUTH KOREA -- 2.5%

Kookmin Bank ...................       3,400       257,308(a)
Kookmin Bank ADR ...............       8,054       601,714
Samsung Electronics Co. Ltd. GDR       2,378       783,551(b)
                                                 1,642,573

SPAIN -- 2.3%

Banco Santander Central
   Hispano S.A. (Regd.) ........      70,832       931,581(f)
Telefonica S.A. ................      37,393       560,599
Telefonica S.A. ADR ............         295        13,281
                                                 1,505,461

SWEDEN -- 2.0%

Sandvik AB .....................      16,445       764,538
Telefonaktiebolaget LM Ericsson      165,538       567,837
                                                 1,332,375

SWITZERLAND -- 9.0%

ABB Ltd. (Regd.) ...............      86,958       841,242(a)
Adecco S.A. (Regd.) ............       6,487       298,276
Credit Suisse Group (Regd.) ....      19,637       998,277(e)
Holcim Ltd. (Regd.) ............       6,040       410,167
Nestle S.A. (Regd.) ............       4,257     1,269,396(e)
Novartis AG (Regd.) ............       4,713       246,923
Roche Holding AG ...............       9,704     1,452,710
Swiss Reinsurance ..............       5,397       393,939
                                                 5,910,930

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

TAIWAN -- 1.3%

Taiwan Semiconductor
   Manufacturing Co. Ltd. ......     426,889   $   812,367

UNITED KINGDOM -- 19.1%

BG Group PLC ...................      52,652       519,292
BHP Billiton PLC ...............     114,526     1,866,836(e)
Brambles Industries PLC ........      86,424       618,696
Diageo PLC .....................      58,552       846,874
GlaxoSmithKline PLC ............      60,358     1,522,172(e)
Group 4 Securicor PLC ..........     106,380       294,031
Kingfisher PLC .................      39,460       160,720
Lloyds TSB Group PLC ...........      68,542       574,815
National Grid PLC                     10,122        98,791
Prudential PLC .................      65,321       616,769
Reed Elsevier PLC ..............      43,442       407,202
Rio Tinto PLC (Regd.) ..........      18,562       846,051
Royal Bank of Scotland Group PLC      29,791       897,572
Smith & Nephew PLC .............      38,531       354,223
Smiths Group PLC ...............      53,468       960,136
Tesco PLC ......................     144,430       821,955
Vodafone Group PLC .............     392,461       845,566(e)
Wolseley PLC ...................      12,714       267,378
                                                12,519,079

TOTAL INVESTMENTS IN SECURITIES
   (COST $49,176,777) ..........                64,188,566

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.9%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.9%

GEI Short Term Investment Fund
   4.42% .......................   1,244,990     1,244,990(c,g)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 12.0%

State Street Navigator Securities
   Lending Prime Portfolio
   4.29% .......................   7,858,253     7,858,253(c,d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $9,103,243) ...........                 9,103,243

TOTAL INVESTMENTS
   (COST $58,280,020) ..........                73,291,809

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (12.0)% ...............                (7,841,595)
                                               -----------
NET ASSETS-- 100.0% ............               $65,450,214
                                               ===========

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI International Equity had the following long futures contracts open at December 31, 2005:

                                 NUMBER   CURRENT
                   EXPIRATION      OF    NOTIONAL  UNREALIZED
DESCRIPTION           DATE      CONTRACTS  VALUE  APPRECIATION
--------------------------------------------------------------------------------
DJ EURO STOXX 50
   Index Futures   March  2006      8    $338,578   $ 6,669
FTSE 100 Index
   Futures         March  2006      2     192,825     3,222
TOPIX Index
   Futures         March  2006      1     139,244     4,579
                                                    --------
                                                    $14,470
                                                    ========

The GEI International Equity was invested in the following sectors at December 31, 2005:

SECTOR                     PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------
Financials                            26.38%
Industrials                           12.77%
Short-Term                            12.42%
Energy                                 9.23%
Materials                              8.39%
Information Technology                 7.16%
Consumer Discretionary                 5.90%
Healthcare                             5.75%
Telecommunication Services             4.69%
Consumer Staples                       4.63%
Utilities                              2.68%
                                     -------
                                     100.00%
                                     =======

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Notes to Schedule of Investments
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to $1,793,545, or 2.74% of net assets for the GE Investments International Equity Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)  Coupon amount represents effective yield.

(d) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(e) At December 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(f)  All or a portion of the security is out on loan.

(g) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+     Percentages are based on net assets as of December 31, 2005.

Abbreviations:

ADR      American Depository Receipt

GDR      Global Depository Receipt

REGD.    Registered

REIT     Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

INTERNATIONAL EQUITY FUND
                                                                12/31/05      12/31/04     12/31/03      12/31/02    12/31/01
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                        --           --           --             --      5/1/95
Net asset value, beginning of period .........................     $9.76         $8.52       $6.23          $8.28      $10.61
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .....................................      0.13          0.11        0.07           0.07        0.09
   Net realized and unrealized
      gains/(losses) on investments ..........................      1.65          1.24        2.29          (2.04)      (2.30)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ...............      1.78          1.35        2.36          (1.97)      (2.21)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .....................................      0.12          0.11        0.07           0.08        0.08
   Net realized gains ........................................        --            --          --             --        0.04
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................................      0.12          0.11        0.07           0.08        0.12
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...............................    $11.42         $9.76       $8.52          $6.23       $8.28
===================================================================================================================================
TOTAL RETURN (A) .............................................    18.19%        15.85%      37.91%      (23.83)%    (20.86)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..................   $65,450       $55,714     $45,198        $31,683     $42,119
   Ratios to average net assets:
      Net investment income ..................................     1.19%         1.31%       1.13%          0.88%       0.99%
      Expenses ...............................................     1.25%         1.15%       1.07%          1.09%       1.07%
   Portfolio turnover rate ...................................       53%           38%         35%            42%         42%

NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

See Notes to Financial Statements.

Statement of Assets                                                                                        INTERNATIONAL
and Liabilities DECEMBER 31, 2005                                                                           EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $49,176,777)............................................... $64,188,566
   Short-term investments (at amortized cost) ............................................................   7,858,253
   Short-term affiliated investments (at amortized cost)..................................................   1,244,990
   Restricted cash**......................................................................................     102,739
   Foreign cash (cost $120,371)...........................................................................     119,825
   Receivable for investments sold........................................................................      30,821
   Income receivables ....................................................................................      87,555
   Receivable for fund shares sold........................................................................          12
-------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.......................................................................................  73,632,761
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned...............................................................   7,858,253
   Payable for investments purchased .....................................................................     233,046
   Payable for fund shares redeemed.......................................................................       2,220
   Payable to GEAM........................................................................................      82,365
   Variation margin payable...............................................................................       6,663
-------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..................................................................................   8,182,547
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................ $65,450,214
=========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .......................................................................................  57,573,103
   Undistributed (distribution in excess of) net investment income........................................      26,984
   Accumulated net realized loss..........................................................................  (7,174,640)
   Net unrealized appreciation/(depreciation) on:
      Investments.........................................................................................  15,011,789
      Futures.............................................................................................      14,470
      Foreign currency related translation................................................................      (1,492)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................ $65,450,214
=========================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized).........................................   5,732,086
Net asset value per share.................................................................................      $11.42

  * Includes  of securities on loan.

** Cash on deposit with a broker as collateral for international futures contracts.


See Notes to Financial Statements.

Statement of Operations                                                                        INTERNATIONAL
FOR THE YEAR ENDED DECEMBER 31, 2005                                                            EQUITY FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ............................................................................... $  1,502,441
      Interest*...............................................................................       57,816
      Interest from affliated investments.....................................................       36,374
      Less: Foreign taxes withheld............................................................     (135,360)
-------------------------------------------------------------------------------------------------------------
    TOTAL INCOME..............................................................................    1,461,271
-------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees........................................................     602,778
      Custody and accounting expenses.........................................................     114,363
      Professional fees.......................................................................       9,652
      Transfer agent .........................................................................         217
      Director's fees.........................................................................       1,598
      Registration expenses...................................................................         442
      Other expenses..........................................................................      18,758
-------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................................................................     747,808
-------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME.....................................................................     713,463
=============================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments..........................................................................   6,819,261
         Futures..............................................................................     164,066
         Foreign currency transactions........................................................     (64,527)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments..........................................................................   2,832,649
         Futures..............................................................................        (385)
         Foreign currency translation.........................................................      (7,176)
-------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments.........................................   9,743,888
-------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................... $10,457,351
=============================================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $50,248.

See Notes to Financial Statements.

Statements of                                                                                  INTERNATIONAL
Changes in Net Assets                                                                            EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED       YEAR ENDED
                                                                                       DECEMBER 31,     DECEMBER 31,
                                                                                           2005             2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income............................................................ $   713,463   $    627,917
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps.........................................   6,918,800      3,272,608
     Net increase in unrealized appreciation/(depreciation)
       on investments, futures, written options and foreign
       currency translation ...........................................................   2,825,088      3,550,278
---------------------------------------------------------------------------------------------------------------------
     Net increase from operations......................................................  10,457,351      7,450,803
---------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................    (662,460)      (615,816)
---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................    (662,460)      (615,816)
---------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions............................   9,794,891      6,834,987
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................  15,506,966     17,104,398
     Value of distributions reinvested.................................................     662,453        615,816
     Cost of shares redeemed........................................................... (16,228,136)   (14,039,465)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions...................................     (58,717)     3,680,749
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS........................................................    9,736,174    10,515,736

NET ASSETS
   Beginning of period ................................................................   55,714,040    45,198,304
   End of period ...................................................................... $ 65,450,214  $ 55,714,040
=====================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD......... $     26,984  $     40,737
---------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................    1,576,351     1,955,767
     Issued for distributions reinvested...............................................       57,505        63,421
     Shares redeemed...................................................................   (1,607,573)   (1,620,965)
---------------------------------------------------------------------------------------------------------------------
Net increase in fund shares............................................................       26,283       398,223
=====================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3, 2006), International Equity Fund (the "Fund"), Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2005, information on the tax components of capital is as follows:

                   Cost of                  Gross Tax                  Gross Tax           Net Tax Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
-------------------------------------------------------------------------------------------------------------------
                $58,523,576               $15,435,758                 $(667,525)                $14,768,233
            Net Tax Appreciation/         Undistributed              Undistributed                  Post
             (Depreciation) on               Income/                Long-Term Gains/              October
            Derivatives, Currency          (Accumulated               (Accumulated                Losses
            and Other Net Assets          Ordinary Loss)             Capital Loss)            (see Detail Below)
-------------------------------------------------------------------------------------------------------------------
                  $12,978                   $32,482                  $(6,931,084)                 $(5,498)

Notes to Financial Statements                                  December 31, 2005

--------------------------------------------------------------------------------


As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                Expires
--------------------------------------------------------------------------------
                $2,393,579             12/31/10
                 4,537,505             12/31/11

During the year ended December 31, 2005, the Fund utilized approximately $6,861,177 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2005 as follows:

                  Capital              Currency
--------------------------------------------------------------------------------
                    $--                $5,498

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

           Ordinary        Long-Term
            Income        Capital Gains       Total
--------------------------------------------------------------------------------
           $662,460            $--          $662,460

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Loss    Capital
--------------------------------------------------------------------------------
           $(64,756)         $64,527           $229

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                    Annualized based on
                  average daily net assets
        -------------------------------------------
           Average Daily             Advisory and
            Net Assets              Administration
              of Fund                    Fees
        -------------------------------------------
         First $100 million             1.00%
         Next $100 million               .95%
         Over $200 million               .90%

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $743 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:

                 Purchases              Sales
--------------------------------------------------------------------------------
                           $30,689,862

SECURITY LENDING At December 31, 2005, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           Collateral*
--------------------------------------------------------------------------------
                $7,452,931            $7,836,844

* COLLATERAL OF $7,858,253 DECREASED BY $21,409 ON JANUARY 3, 2006 TO REFLECT THE DECEMBER 30, 2005 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the International Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.


                                                       /S/KPMG LLP


Boston, Massachusetts
February 17, 2006

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------


The Fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by them directly. For the calendar year ended December 31, 2005, the total amount of incoame received by the Fund from sources within foreign countries and possession of the United States was $1,527,290 and the total amount of taxes paid by the Fund was $133,201.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at

GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------


[GE LOGO OMITTED]

GE Investments Funds, Inc.
Total Return Fund


Annual Report
DECEMBER 31, 2005


[GE LOGO OMITTED]

GE Investments Funds, Inc.
Total Return Fund                                                       Contents
--------------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS .............................     1

NOTES TO PERFORMANCE ...................................................    14

NOTES TO SCHEDULE OF INVESTMENTS .......................................    15

FINANCIAL STATEMENTS

     Financial Highlights ..............................................    16

     Statement of Assets and Liabilities ...............................    17

     Statement of Operations ...........................................    18

     Statements of Changes in Net Assets ...............................    19

     Notes to Financial Statements .....................................    20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................    26

TAX INFORMATION ........................................................    27

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ..........................    28

ADDITIONAL INFORMATION .................................................    31

INVESTMENT TEAM ........................................................    34

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Total Return Fund
--------------------------------------------------------------------------------
                                                                             Q&A


THE TOTAL RETURN FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS LED BY RALPH R. LAYMAN, CHRISTOPHER D. BROWN, AND PAUL M. COLONNA (PICTURED BELOW FROM LEFT TO RIGHT). EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THREE SUB-PORTFOLIOS: INTERNATIONAL EQUITY, U.S. EQUITY, AND FIXED INCOME. MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY SUB-PORTFOLIO, MR. BROWN MANAGES THE U.S. EQUITY SUB-PORTFOLIO, AND MR. COLONNA MANAGES THE FIXED INCOME SUB-PORTFOLIO.

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN MANAGES THE FOREIGN INVESTMENTS FOR THE TOTAL RETURN FUND. HE HAS SERVED IN THIS CAPACITY SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992.

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES DOMESTIC EQUITY INVESTMENTS FOR THE TOTAL RETURN FUND AND HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2003. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF FUND ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND A SENIOR VICE PRESIDENT IN 1996.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT AND HAS BEEN RESPONSIBLE FOR THE FIXED INCOME PORTION OF THE TOTAL RETURN FUND. MR. COLONNA HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.


   [PHOTO OF RALPH R. LAYMAN, CHRISTOPHER D. BROWN, AND PAUL M. COLONNA OMITTED]

--------------------------------------------------------------------------------

Total Return Fund
--------------------------------------------------------------------------------


Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the Total Return Fund returned 3.67%. The Fund's broad-based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 4.92% and 2.43%, respectively. The Fund's Lipper peer group of 91 Flexible Portfolio funds returned an average of 4.88% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. In the past twelve months, skyrocketing energy prices have weighed on the stock market, and this concern intensified in the second half of the year, as hurricanes Katrina and Rita disrupted U.S. petroleum production. With crude oil prices above $60 a barrel, investors worried about the economy slowing. Against this backdrop, the Federal Reserve Board endeavored to dampen the inflationary effects of high energy costs, and tightened short rates at a measured pace throughout the year. Within the stock market, energy stocks remained strong (despite a 4th quarter pullback as commodity prices moderated), many cyclical stocks declined, and less cyclical stocks such as utilities and health care outperformed. Financials rallied late in the year, as the market contemplated an end to the Federal Reserve's tightening cycle. Large-cap stocks continued to lag the broad market, and value stocks once again outperformed growth stocks - although the Russell 1000 Growth beat the Russell 1000 Value in the last three quarters of the year.

    For the year ending December 31, 2005, the sectors that negatively impacted performance included consumer discretionary, financials, health care, and information technology. An overweight position in the lagging sector consumer discretionary sector was the single largest detractor from portfolio performance for the year. The underperformance was driven by declines in: media, namely Liberty Media (-16%) and Comcast (-22%); specialty retailer Home Depot (-4%); and leisure company Carnival (-6%). The financials sector returned a strong +6.5% relative to the benchmark during the period and the Fund benefited from owning State Street (+15%), HCC Insurance (+36%) and AFLAC (+18%); but this was not enough to offset the negative impact of underweighting the sector and owning Citigroup (+5%) and Fannie Mae (-30%). Health care detracted from portfolio performance during the year as our holdings underperformed those of the benchmark sector. Strong performances from Amgen (+23%) and Wyeth (+11%) were overshadowed by lagging performance from holdings of Abbott (-13%) and Pfizer (-11%). Additionally, an overweight position in information technology and underperformance from portfolio holdings such as Dell (-29%) and Molex (-7%) hurt relative performance.

    The primary positive contributors to performance for the year were the materials and energy sectors. Materials benefited from the strong performance of our sole holding, Monsanto (+41%), which significantly outperformed the sector return of +5%. The company continued to report solid earnings and to provide positive guidance for future results. Despite the Fund's underweight position in energy, the S&P 500 Index's best performing sector (+31%), strong security selection drove outperformance relative to the benchmark sector. Burlington Resources (+99%), Schlumberger (+47%) and Nabors (+48%) were the biggest contributors to the Fund's outperformance in this sector.

    Despite recent challenges, we remain highly committed to investing in high quality large-cap stocks with predictable and steady above-average earnings growth. In the last twelve months we initiated positions in companies such as Monsanto, which was one of the Fund's best performing stocks during the period. In addition we eliminated names such as Burlington Resources and Nabors during the year after they became fully valued and more attractive investment options became available. The Fund remains overweight in information technology, consumer discretionary and healthcare. During the period, we added to positions in the energy, healthcare, materials, consumer staples and information technology sectors. Over the year, we reduced our position in telecom services and were net sellers of financial stocks. We continue to believe that a portfolio comprised of high quality companies will be well positioned for long-term results.

--------------------------------------------------------------------------------
                                                                             Q&A


    In the fixed income markets, despite major problems announced by both General Motors and Ford in the spring, hurricanes hitting the gulf coast in early fall, and continued high energy prices, the U.S. economy maintained a robust pace of growth in 2005. Low interest rates and new affordability mortgage-products (e.g. interest-only, negative amortization) have helped home sales stay at lofty levels. Consumer health improved which supported spending and business investment improved as well. Although still moderate by historical standards, inflation figures picked up slightly during the year, which kept the Federal Reserve Board steadfast in its goal of removing accommodation by raising rates. In 2005, the Federal Reserve Board met and raised its target fed funds rate 8 times, in increments of 25 basis points
    (bps) to 4.25%. As a result of the Federal Reserve's continued endorsement of higher rates, the yield on the 2-year treasuries increased 133 bps to 4.4%. Due to moderate inflation expectations and strong foreign buying, 10-year treasury yields rose only 17 bps to 4.39%.

    Primary drivers of Fund performance during the year were sector allocation and curve positioning. The Fund made non-index allocations to high yield and emerging market sectors and away from high grade benchmark sectors, as these markets (especially emerging market debt) outperformed The Lehman Aggregate benchmark. The Fund's yield curve exposure was positioned to take advantage of a flattening yield curve, which proved correct as the yield spread between 2-year and 10-year notes narrowed by 116 bps. Security selection in BBB-rated corporate securities also added value. Duration positioning throughout the year was detrimental to Fund performance.

    The international markets experienced strong absolute returns despite a major recovery in the value of the U.S. Dollar. Reforms in Japan sparked a powerful rally in the second half of the year, while emerging markets continued to outperform, driven by sustained global growth. A strong U.S. Dollar helped foreign exporters regain some competitive advantage after three years of Dollar weakness.

    The record-high energy prices and Asia's massive demand for raw materials provided a field day for the owners of these assets but high prices put pressure on consumers. Rising interest rates and weakness in overseas currencies sparked a major turnaround in the U.S. Dollar, which supported global companies over smaller local operators. Inflation fears briefly loomed late in the year but subsided in the face of cheap consumer products flooding the major markets.

    Emerging energy plays, including Lukoil (Russia) and Petrobras (Brazil), were major contributors, as were oil service stocks such as Stolt Offshore (Norway). Japanese financials including Mitsubishi Estates (property) and Nomura Holdings (brokerage) rallied strongly in the second half, and IT holdings including Samsung Electronics (Korea) and Nidec (Japan - brushless motors) also made major contributions. Weakness was seen in stocks where competition was fierce such as in Smith & Nephew (UK - healthcare equipment) and where the consumer is over-stretched as witnessed with UK food retailer Tesco.

    The overall weight to emerging markets was reduced during the period as strong performances led to tactical trims of some stocks. The cash from these sells was redeployed into new opportunities in Japan, raising the weight in that country to the highest levels in many years, although the Fund is still underweight versus the index. There was a modest increase in the weight in the Pacific Rim, mainly in real estate opportunities, and equally modest reductions in UK and European holdings.

    Holdings were added in Japanese companies that met our criteria, including brokerage and retail banking, on renewed vigor in those industries. Positions were added in the real estate sector because of a major shift in valuations and technology sectors due to sheer competitive superiority. There was also a shift from energy asset plays to oil service stocks. Embraer (Brazil aerospace), Daikin (Japan - industrial) and Svenska Handelsbanken (Sweden) were eliminated for valuation reasons. Other key sales, including Canon (Japan) and Alcan (Canada), were made due to competitive pressure or severe pricing issues.

Total Return Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2005 - DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                      EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                     PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                  THE PERIOD ($)*
--------------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,050.51                           2.39
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.62                           2.36
--------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.46% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 5.05%.


Total Return Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

           Total Return Fund        S&P 500 Index     LB Aggregate Bond Index
12/95      $10,000.00               $10,000.00        $10,000.00
12/96       11,059.64                12,311.39         10,363.06
12/97       13,048.82                16,409.82         11,363.50
12/98       15,280.25                21,119.11         12,350.60
12/99       17,304.87                25,568.45         12,249.16
12/00       18,160.39                23,220.38         13,673.26
12/01       17,635.61                20,454.37         14,827.75
12/02       15,993.37                15,933.57         16,348.34
12/03       19,242.21                20,510.99         17,019.36
12/04       20,817.81                22,742.86         17,757.79
12/05       21,581.74                23,861.46         18,189.04

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                 ONE         FIVE        TEN
                                 YEAR        YEAR        YEAR
--------------------------------------------------------------------------------
Total Return Fund                3.67%       3.51%       8.00%
--------------------------------------------------------------------------------
S&P 500 Index                    4.92%       0.55%       9.09%
--------------------------------------------------------------------------------
LB Aggregate Bond Index          2.43%       5.87%       6.16%
--------------------------------------------------------------------------------
Lipper peer group average*       4.88%       3.40%       7.89%
--------------------------------------------------------------------------------
Inception date                  7/1/85
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing primarily in a combination of equity securities and investment grade debt securities.

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 U.S. Treasury Notes, 4.25%, 11/30/07                    2.76%
--------------------------------------------------------------------------------
 U.S. Treasury Notes, 4.38%, 11/15/08 - 12/15/10         2.52%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         2.01%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       1.93%
--------------------------------------------------------------------------------
 First Data Corp.                                        1.87%
--------------------------------------------------------------------------------
 U.S. Treasury Notes, 4.50%, 11/15/15                    1.78%
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.64%
--------------------------------------------------------------------------------
 Wyeth                                                   1.35%
--------------------------------------------------------------------------------
 The Home Depot, Inc.                                    1.34%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.34%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $1,033,195 (in thousands)

[PIE GRAPH OMITTED]

Short Term & Others        8.9%
Domestic Equity           46.7%
Foreign Equity            20.4%
Bonds & Notes             24.0%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 91, 58 AND 42 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

   SEE NOTES TO PERFORMANCE ON PAGE 14 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

   PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 48.5%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 8.3%

Bed Bath & Beyond, Inc. .........     64,071 $   2,316,167(a)
Carnival Corp. ..................    223,835    11,968,457(g)
Comcast Corp. (Class A) .........    476,363    12,237,765(a,g)
Discovery Holding Co. (Series A)      72,551     1,099,148(a,i)
eBay, Inc. ......................     55,056     2,381,172(a)
Liberty Global Inc. (Series C) ..    129,324     2,741,669(a,i)
Liberty Global, Inc. (Series A) .     96,931     2,180,948(a)
Liberty Media Corp. (Series A) ..  1,504,702    11,842,005(a)
Omnicom Group, Inc. .............     70,614     6,011,370
Target Corp. ....................     87,427     4,805,862
The Home Depot, Inc. ............    342,981    13,883,871
Viacom Inc. (Class B) ...........    248,695     8,107,457
                                                79,575,891

CONSUMER STAPLES -- 4.2%

Clorox Co. ......................     67,251     3,825,909(i)
Colgate-Palmolive Co. ...........    227,937    12,502,344
PepsiCo, Inc. ...................    181,556    10,726,329
Sara Lee Corp. ..................    111,906     2,115,023
The Coca-Cola Co. ...............    280,214    11,295,426
                                                40,465,031

ENERGY -- 4.4%

EOG Resources, Inc. .............     44,834     3,289,471
Exxon Mobil Corp. ...............    355,311    19,957,819
Halliburton Co. .................     89,534     5,547,527
Schlumberger Ltd. ...............    133,157    12,936,203
                                                41,731,020

FINANCIALS -- 8.0%

AFLAC Incorporated ..............    104,441     4,848,151(g)
Alleghany Corp. .................        337        95,708(a)
American International Group, Inc.   248,426    16,950,106(g)
Bank of America Corp. ...........    210,160     9,698,884(g)
Berkshire Hathaway, Inc. (Class B)     1,839     5,398,385(a)
Citigroup, Inc. .................    124,415     6,037,860(g)
Federal National Mortgage Assoc.     211,393    10,318,092
HCC Insurance Holdings, Inc. ....     62,768     1,862,954
MBNA Corp. ......................    184,044     4,996,795
Mellon Financial Corp. ..........     96,304     3,298,412
State Street Corp. ..............    174,853     9,693,850(d)
SunTrust Banks, Inc. ............     49,318     3,588,378
                                                76,787,575

HEALTHCARE -- 7.6%

Abbott Laboratories .............    278,555    10,983,424(g)
Aetna, Inc. .....................     42,279     3,987,333

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Amgen, Inc. .....................    133,045 $  10,491,929(a)
Johnson & Johnson ...............    228,811    13,751,541
Lincare Holdings Inc. ...........    145,487     6,097,360(a)
Pfizer Inc. .....................    593,768    13,846,670
Wyeth ...........................    302,631    13,942,210
                                                73,100,467

INDUSTRIALS -- 2.9%

Corinthian Colleges, Inc. .......    103,734     1,221,987(a,i)
Dover Corp. .....................    273,578    11,077,173
Southwest Airlines Co. ..........    311,149     5,112,178
Tyco International Ltd. .........    246,207     7,105,534
United Technologies Corp. .......     26,901     1,504,035
Waste Management, Inc. ..........     69,627     2,113,179
                                                28,134,086

INFORMATION TECHNOLOGY -- 12.3%

Activision, Inc. ................     78,460     1,078,040(a)
Automatic Data Processing, Inc. .    154,185     7,075,550(g)
Certegy, Inc. ...................     62,768     2,545,870
Checkfree Corp. .................     33,626     1,543,433(a)
Cisco Systems, Inc. .............    473,840     8,112,141(a)
Dell, Inc. ......................    174,069     5,220,329(a)
EMC Corporation .................    341,973     4,657,672(a)
First Data Corp. ................    448,342    19,283,189(g)
Intel Corp. .....................    364,278     9,092,379
Intuit Inc. .....................    231,299    12,328,237(a)
Microsoft Corp. .................    794,087    20,765,375
Molex Inc. (Class A) ............    397,926     9,785,000(i)
Novellus Systems, Inc. ..........    176,579     4,259,085(a)
Oracle Corp. ....................    694,930     8,485,095(a)
Yahoo! Inc. .....................     81,621     3,197,911(a)
                                               117,429,306

MATERIALS -- 0.8%

Monsanto Co. ....................    103,208     8,001,716

TOTAL DOMESTIC EQUITY
   (COST $452,240,444) ..........              465,225,092

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 22.0%
--------------------------------------------------------------------------------
COMMON STOCK -- 21.9%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 1.4%

Accor S.A. ......................      5,649       309,576(i)
Bayerische Motoren Werke AG .....      9,489       414,691(i)
Kingfisher PLC ..................    122,460       498,778
Koninklijke Philips Electronics N.V. 141,813     4,390,982
Lagardere S.C.A. (Regd.) ........      7,712       591,285(i)
LVMH Moet Hennessy
   Louis Vuitton S.A. ...........     17,715     1,568,224(i)


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Reed Elsevier PLC ...............    137,358 $   1,287,519
Renault S.A. ....................      4,003       325,328(i)
Toyota Motor Corp. ..............     81,994     4,251,489
                                                13,637,872

CONSUMER STAPLES -- 1.1%

Carrefour S.A. ..................     30,742     1,435,239(i)
Diageo PLC ......................    185,132     2,677,679
Nestle S.A. (Regd.) .............     13,459     4,013,344
Tesco PLC .......................    456,503     2,597,971
                                                10,724,233

ENERGY -- 2.2%

BG Group PLC ....................    166,451     1,641,661
China Petroleum &
   Chemical Corp. ...............  1,936,000       955,072
Ente Nazionale Idrocarburi S.p.A.    182,466     5,042,786(i)
LUKOIL ADR ......................     22,294     1,315,346(i)
Petroleo Brasileiro S.A. ADR ....     43,715     2,813,935(i)
Saipem S.p.A. ...................     56,238       919,410
Stolt Offshore S.A. .............    256,013     2,967,993(a)
Total S.A. ......................     22,816     5,710,856(i)
                                                21,367,059

FINANCIALS -- 6.4%

Acom Co. Ltd. ...................     25,696     1,650,222
Aiful Corp. .....................      2,400       200,288
Allianz AG (Regd.) ..............     12,875     1,942,987
AXA S.A. ........................     79,350     2,551,462(i)
Banca Intesa S.p.A. .............    322,710     1,703,420(i)
Banco Santander Central
   Hispano S.A. (Regd.) .........    214,227     2,817,510(i)
Bank of Yokohama Ltd. ...........    203,012     1,659,803
BNP Paribas .....................     48,982     3,949,038(i)
CapitaLand Ltd. .................    727,000     1,504,017
Credit Agricole S.A. ............     62,813     1,971,563
Credit Suisse Group (Regd.) .....     62,087     3,156,287
Hongkong Land Holdings Ltd. .....    361,999     1,136,677
ICICI Bank Ltd. ADR .............     40,094     1,154,707
ING Groep N.V. ..................     60,838     2,102,611
Jardine Matheson Holdings Ltd. ..     51,906       892,783
Kookmin Bank ....................     35,401     2,679,108(a)
Lloyds TSB Group PLC ............    207,647     1,741,395
Mitsubishi Estate Co. Ltd. (REIT)    177,982     3,694,450(i)
Mitsubishi UFJ Financial
   Group, Inc. ..................        309     4,188,766
Mitsui Sumitomo
   Insurance Co. Ltd. ...........    276,000     3,374,295
Nomura Holdings, Inc. ...........    287,498     5,504,918
Prudential PLC ..................    206,369     1,948,562
Royal Bank of Scotland
   Group PLC ....................     90,102     2,714,680
Sun Hung Kai Properties
   Ltd. (REIT) ..................    176,476     1,724,121(i)
Swiss Reinsurance ...............     17,066     1,245,684
UniCredito Italiano S.p.A. ......    619,767     4,254,688(i)
                                                61,464,042

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 1.4%

GlaxoSmithKline PLC .............    190,842 $   4,812,855
Novartis AG (Regd.) .............     14,901       780,693
Roche Holding AG ................     30,683     4,593,312
Sanofi-Aventis ..................     23,040     2,011,085(i)
Smith & Nephew PLC ..............    121,825     1,119,961
                                                13,317,906

INDUSTRIALS -- 3.1%

ABB Ltd. (Regd.) ................    274,948     2,659,879(a)
Adecco S.A. (Regd.) .............     20,586       946,555
Asahi Glass Co. Ltd. ............    185,005     2,387,212(i)
Brambles Industries PLC .........    276,847     1,981,905
Canadian National Railway Co. ...     16,405     1,308,018
Chiyoda Corp. ...................    124,676     2,862,594(i)
Group 4 Securicor PLC ...........    336,356       929,677
Group 4 Securicor PLC ...........    345,483       972,507
Komatsu Ltd. ....................     99,075     1,637,680
Kubota Corp. ....................     97,000       814,429(i)
Malaysia International Shipping
   Corp. BHD ....................    314,982       825,062
Orascom Construction Industries .      5,075       194,555
Sandvik AB ......................     51,694     2,403,284(i)
Siemens AG (Regd.) ..............     37,773     3,225,792
SMC Corp. .......................     11,645     1,662,444
Smiths Group PLC ................    169,058     3,035,809
Tokyu Corp. .....................     91,000       643,006(i)
Wolseley PLC ....................     40,200       845,414
                                                29,335,822

INFORMATION TECHNOLOGY -- 1.7%

Hoya Corp. ......................     61,400     2,205,676
Nidec Corp. .....................     37,614     3,196,377(i)
Nokia OYJ .......................    217,718     3,967,703
Nortel Networks Corp. ...........    127,360       387,046(a)
Samsung Electronics Co. Ltd. ....      3,720     2,425,167
Taiwan Semiconductor
   Manufacturing Co. Ltd. .......  1,362,819     2,593,435
Telefonaktiebolaget LM Ericsson .    525,472     1,802,501
                                                16,577,905

MATERIALS -- 1.9%

BASF AG .........................     24,572     1,875,548
BHP Billiton PLC ................    362,112     5,902,622
Cia Vale do Rio Doce ADR ........     72,814     2,995,568(i)
Holcim Ltd. (Regd.) .............     19,097     1,296,848
Linde AG ........................     13,720     1,064,384
Potash Corp of Saskatchewan .....     11,514       917,700
Rio Tinto PLC (Regd.) ...........     58,689     2,675,028
Toray Industries Inc. ...........    212,998     1,736,034
                                                18,463,732

TELECOMMUNICATION SERVICES -- 2.0%

America Movil S.A.
   de C.V. ADR (Series L) .......     79,439     2,324,385
France Telecom S.A. .............     47,806     1,183,617

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Singapore
   Telecommunications Ltd. ......    910,415 $   1,429,025
Telecom Italia S.p.A ............     49,757       122,957
Telefonica S.A. .................    118,630     1,778,510
Telefonica S.A. ADR .............        928        41,779
Telenor ASA .....................    132,760     1,298,926
Vodafone Group PLC ..............  1,240,911     2,673,569
Vodafone Group PLC ADR ..........    363,112     7,796,015(i)
                                                18,648,783

UTILITIES -- 0.7%

E.ON AG .........................     30,063     3,098,920
National Grid PLC ...............     32,004       312,347
Veolia Environnement ............     62,159     2,803,743(i)
                                                 6,215,010

TOTAL COMMON STOCK
   (COST $181,082,506) ..........              209,752,364

PREFERRED STOCK -- 0.1%

Cia Vale do Rio Doce ADR ........     27,211       986,399(i)
(Cost $421,459)

TOTAL FOREIGN EQUITY
   (COST $181,503,965) ..........              210,738,763

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 25.9%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 8.5%

U.S. Treasury Bonds
   5.38%    02/15/31 ............$ 6,817,000     7,661,694(g)
   8.13%    08/15/19 - 08/15/21 .    540,000       738,951(g)
U.S. Treasury Inflation-Protected
   Securities
   2.00%    01/15/14 ............    571,266       568,455
   3.88%    04/15/29 ............    100,554       135,935
U.S. Treasury Notes
   4.25%    11/30/07 ............ 28,640,000    28,559,808
   4.38%    11/15/08 - 12/15/10 . 26,020,000    26,045,063(g)
   4.50%    11/15/15 ............ 18,190,000    18,349,163
                                                82,059,069

FEDERAL AGENCIES -- 0.4%

Federal Farm Credit Bank
   3.75%    01/15/09 ............    650,000       632,919(g)
Federal Home Loan Bank
   2.38%    02/15/06 ............  1,405,000     1,401,303(g)
Federal Home Loan Mortgage Corp.
   3.63%    09/15/08 ............    438,000       426,503(g)
   4.13%    07/12/10 ............  1,105,000     1,077,094(g)
   4.75%    12/08/10 ............    335,000       333,299(g)
   6.75%    03/15/31 ............    140,000       175,812(g)
                                                 4,046,930

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 7.3%

Federal Home Loan Mortgage Corp.
   4.50%    06/01/33 - 10/01/35 .$   799,853 $     752,611
   5.00%    07/01/35 - 10/01/35 . 10,737,722    10,394,427
   5.50%    05/01/20 ............    131,868       132,649
   6.00%    04/01/17 - 05/01/35 .    949,593       963,781
   6.50%    01/01/27 - 12/01/34 .    717,447       735,025
   7.00%    10/01/25 - 09/01/33 .    212,905       222,049
   8.00%    01/01/30 - 11/01/30 .     19,549        20,950
   9.00%    10/01/25 ............      1,119         1,227

Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19 .    314,845       300,376
   4.50%    05/01/18 - 02/01/35 .  3,614,709     3,479,049
   5.00%    06/01/20 - 08/01/35 .  5,305,887     5,151,118
   5.50%    04/01/14 - 08/01/35 .  2,418,826     2,416,604
   6.00%    01/01/19 - 08/01/35 .  6,235,414     6,298,600
   6.50%    09/01/17 - 02/01/35 .  2,823,684     2,895,240
   7.00%    04/01/17 - 05/01/35 .    480,338       500,830
   7.50%    12/01/09 - 03/01/34 .    164,612       172,405
   8.00%    12/01/11 - 11/01/33 .     71,781        75,810
   8.50%    06/01/30                     244           264
   9.00%    06/01/09 - 12/01/22 .     43,435        45,993
   4.50%    TBA .................    855,000       831,754(b)
   5.00%    TBA ................. 11,950,000    11,672,841(b)
   5.50%    TBA .................  7,005,000     6,934,950(b)
   6.00%    TBA ................. 13,000,000    13,117,806(b)

Government National
   Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34 .    587,667       564,155
   6.00%    04/15/27 - 06/15/35 .    646,634       661,826
   6.50%    04/15/24 - 08/15/34 .    186,897       194,780
   7.00%    03/15/12 - 06/15/34 .     74,588        77,406
   8.00%    03/15/30 ............      3,446         3,706
   9.00%    11/15/16 - 12/15/21 .     28,219        30,875
   5.50%    TBA .................  1,000,000     1,005,938(b)
                                                69,655,045

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%

Federal Home Loan Mortgage Corp.
   2.28%    10/15/18 ............    435,253        26,069(f,g,h)
   2.78%    12/15/30 ............    573,142        32,956(f,g,h)
   4.08%    10/15/33 ............     70,000        50,236(h)
   4.50%    04/15/13 - 03/15/19 .    815,226        69,269(f)
   4.50%    05/15/17 - 11/15/19 .    400,000       385,127
   5.00%    01/15/11 - 12/01/34 .  5,331,772     1,052,139(f)
   5.00%    05/15/20 - 02/15/35 .  2,665,000     2,529,944(g)
   5.03%    12/15/33 ............     45,000        35,475(h)
   5.50%    04/15/17 - 06/15/33 .    297,407        45,870(f)
   5.50%    10/15/34 ............    313,289       315,917
   7.50%    01/15/16 ............     14,719        15,377
   7.50%    07/15/27 ............      8,531         1,777(f)
   8.00%    02/01/23 - 07/01/24 .      6,374         1,534(f)
   14.77%   09/25/43 ............    613,217         6,823(c,f,h)

Federal Home Loan Mortgage STRIPS
   4.72%    08/01/27 ............      1,452         1,214(c,e)

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
   1.16%    12/25/42 ............$   358,201 $       8,563(f,h)
   2.23%    06/25/43 ............    480,721        24,344(f,h)
   3.22%    09/25/42 ............    361,571        29,830(f,h)
   3.27%    04/25/17 - 10/25/17 .    254,802        18,880(f,h)
   3.32%    08/25/16 ............    106,369         5,946(f,h)
   4.50%    05/25/18 ............    181,275        18,241(f)
   4.50%    12/25/19 ............    100,000        94,443
   4.75%    11/25/14 ............     39,120         3,184(f)
   5.00%    02/25/11 - 02/25/32 .     98,229         6,360(f)
   5.00%    03/25/35 ............    175,000       165,399
   5.44%    09/25/31 ............     65,195        61,459(h)
   5.50%    01/25/27 ............     68,942         8,338(f)
   5.50%    07/25/34 - 02/25/35 .    578,116       582,297(g)
   5.75%    02/25/35 ............    425,000       432,087
   6.00%    12/25/34 ............    150,000       153,011
   6.50%    12/25/34 ............    202,989       211,045
   8.00%    07/25/14 ............     58,199        59,831

Federal National Mortgage
   Assoc. (Class 1)
   4.21%    11/01/34 ............  2,015,940     1,534,634(c,e)

Federal National Mortgage
   Assoc. (Class S)
   2.72%    02/25/31 ............    104,405         5,092(f,h)

Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13 ............    238,177        11,156(f)
   5.00%    10/25/22 ............    140,679        21,373(f)
   5.50%    08/25/33 ............    706,141       163,294(f)
   6.98%    03/25/31 ............    110,576       109,055(h)

Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22 ............         19           307(f)

Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22 ............          8           239(f)

Federal National Mortgage Assoc.
   STRIPS (Class 2)
   7.50%    11/01/23 ............     27,686         6,969(f)
   8.00%    08/01/23 - 07/01/24 .     13,384         2,670(f)

Government National
   Mortgage Assoc.
   5.00%    02/16/34 ............     65,000        61,702(g)

Vendee Mortgage Trust
   16.77%   05/15/33 ............    403,048        12,343(c,f,h)
                                                 8,381,819

ASSET BACKED -- 1.6%

American Express Credit Account
   Master Trust (Class A)
   4.50%    11/17/08 ............  2,575,000     2,576,084(h)

Bank One Issuance Trust
   3.59%    05/17/10 ............     20,000        19,612

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Bear Stearns Asset Backed
   Securities Inc. (Class A)
   4.75% 01/25/34 ...............   $ 39,945 $      40,031(g,h)
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09 ............     28,000        27,673
Capital One Prime Auto Receivables
   Trust (Class A)
   4.45%    09/17/07 ............     53,588        53,595(h)
Carmax Auto Owner Trust
   4.35%    03/15/10 ............    154,000       152,130
Citibank Credit Card Issuance Trust
   4.45%    04/07/10 ............     35,000        34,506
   4.75%    03/07/08 ............    275,000       275,125(h)
Citifinancial Mortgage Securities, Inc.
   4.58%    04/25/34 ............     17,995        17,997(g,h)
Countrywide Home Equity Loan
   Trust (Class A)
   4.60%    07/15/27 ............     75,912        75,947(g,h)
Ford Credit Floorplan Master Owner
   Trust (Class A)
   4.41%    07/15/09 ............  2,000,000     1,997,716(h)
GMAC Mortgage Corp. Loan
   Trust (Class A)
   4.48%    06/25/34 ............    500,000       500,058(g,h)
Gracechurch Card Funding PLC
   (Class A)
   4.40%    02/17/09 ............  2,000,000     2,000,535(h)
Honda Auto Receivables Owner
   Trust (Class A)
   4.15%    10/15/10 ............    138,000       135,900
Long Beach Mortgage Loan Trust
   4.66%    09/25/35 ............  1,500,000     1,501,496(h)
Metris Master Trust (Class A)
   4.52%    10/20/10 ............  2,000,000     2,000,858(h)
Mid-State Trust
   7.54%    07/01/35 ............      6,266         6,532
Peco Energy Transition Trust
   6.52%    12/31/10 ............     50,000        53,210
Residential Asset Mortgage
   Products, Inc.
   4.62%    03/25/34 ............    125,284       125,400(h)
Residential Asset Securities Corp.
   4.63%    07/25/32 - 01/25/36 .  3,026,115     3,026,137(h)
Residential Asset Securities
   Corp. (Class A)
   4.16%    07/25/30 ............    350,000       344,960(h)
SLM Student Loan Trust (Class A)
   4.54%    06/15/18 ............    434,247       434,430(h)
Volkswagen Auto Lease
   Trust (Class A)
   3.94%    10/20/10 ............    103,000       101,414
Wells Fargo Home Equity Trust
   3.97%    09/25/24 ............     54,000        52,862(h)
                                                15,554,208

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 4.9%

Abbey National PLC
   7.95%    10/26/29 ............   $340,000 $     439,376
Albertson's, Inc.
   7.50%    02/15/11 ............    130,000       133,686
Allegiance Corp.
   7.00%    10/15/26 ............    245,000       271,052
Allstate Life Global Funding Trusts
   3.85%    01/25/08 ............    130,000       127,390
Alltel Corp.
   4.66%    05/17/07 ............    455,000       452,937
Altria Group, Inc.
   7.20%    02/01/07 ............    100,000       102,177
America Movil S.A. de C.V.
   6.38%    03/01/35 ............    595,000       584,314
American Electric Power
   Company, Inc. (Series D)
   5.25%    06/01/15 ............    790,000       787,688
American General Corp.
   7.50%    08/11/10 ............    750,000       819,173
Appalachian Power Co. (Series G)
   3.60%    05/15/08 ............     20,000        19,375
Appalachian Power Co. (Series K)
   5.00%    06/01/17 ............    135,000       129,446
Archer-Daniels-Midland Co.
   5.38%    09/15/35 ............    165,000       158,432
Assurant, Inc.
   6.75%    02/15/34 ............    145,000       158,780
AT&T Corp.
   9.05%    11/15/11 ............    435,000       481,469
AT&T, Inc.
   4.13%    09/15/09 ............    330,000       318,792
   5.88%    08/15/12 ............    165,000       170,144
   6.15%    09/15/34 ............    300,000       301,478
BAC CAP TRUST V
   5.63%    03/08/35 ............    425,000       416,161(g)
Bank One Corp.
   6.50%    02/01/06 ............    185,000       185,246
BellSouth Corp.
   6.55%    06/15/34 ............    510,000       543,491
BNSF Funding Trust I
   6.61%    12/15/55 ............    700,000       733,430(h)
Boeing Co.
   8.75%    09/15/31 ............    250,000       361,407
Burlington Northern Santa Fe Corp.
   8.13%    04/15/20 ............    170,000       213,721
Campbell Soup Co.
   5.50%    03/15/07 ............     50,000        50,307
Capital One Bank
   6.50%    06/13/13 ............     25,000        26,527
Capital One Financial Corp.
   8.75%    02/01/07 ............    200,000       207,537
Carolina Power & Light Co.
   5.15%    04/01/15 ............     60,000        59,578
   5.70%    04/01/35 ............    155,000       155,072
   6.13%    09/15/33 ............    190,000       201,270

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Centex Corp.
   7.88%    02/01/11 ............   $180,000 $     197,205(g)
Citigroup, Inc.
   5.00%    03/06/07 ............     90,000        90,165
   6.63%    06/15/32 ............    705,000       795,345
CNA Financial Corp.
   5.85%    12/15/14 ............    570,000       572,376
   6.95%    01/15/18 ............    105,000       111,844
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22 ............    865,000     1,137,019(g)
Consolidated Natural Gas Co.
   5.38%    11/01/06 ............    175,000       175,495
Consumers Energy Co.
   5.15%    02/15/17 ............     55,000        52,577
   5.80%    09/15/35 ............    165,000       160,523
Countrywide Home Loans, Inc.
   5.63%    05/15/07 ............     50,000        50,372
COX Communications, Inc.
   7.75%    11/01/10 ............    465,000       504,696
CSX Transportation, Inc.
   9.75%    06/15/20 ............     21,000        28,670
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08 ............    280,000       272,980
   4.75%    01/15/08 ............    280,000       277,790
   6.40%    05/15/06 ............    500,000       502,480
   6.50%    11/15/13 ............    395,000       413,024
   8.50%    01/18/31 ............    165,000       199,828
Detroit Edison Co. (Series B)
   5.45%    02/15/35 ............    400,000       377,940
Deutsche Telekom International
   Finance BV
   3.88%    07/22/08 ............    490,000       478,488
Dominion Resources Inc. (Series B)
   4.13%    02/15/08 ............     90,000        88,408
Dominion Resources Inc. (Series G)
   3.66%    11/15/06 ............     20,000        19,765(j)
Duke Capital LLC
   4.30%    05/18/06 ............    130,000       129,691
   4.33%    11/16/06 ............    230,000       228,399
   5.67%    08/15/14 ............    295,000       297,556
   8.00%    10/01/19 ............    225,000       269,305
El Paso Electric Co.
   6.00%    05/15/35 ............    365,000       365,343
Enterprise Products Operating LP
   4.00%    10/15/07 ............    550,000       538,507
EOP Operating LP (REIT)
   7.75%    11/15/07 ............    835,000       872,267
FirstEnergy Corp. (Series B)
   6.45%    11/15/11 ............    685,000       726,098
Ford Motor Credit Co.
   6.50%    01/25/07 ............    225,000       216,844
   6.63%    06/16/08 ............    425,000       385,687(g)
FPL Group Capital, Inc. (Series B)
   5.55%    02/16/08 ............    430,000       433,728
General Mills, Inc.
   3.88%    11/30/07 ............     50,000        49,143


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Georgia Power Co.
   4.88%    07/15/07 ............$    65,000 $      65,059
Goldman Sachs Group, Inc.
   5.13%    01/15/15 ............    700,000       691,314
   6.60%    01/15/12 ............  1,000,000     1,072,847
Goodrich Corp.
   7.10%    11/15/27 ............    240,000       273,487
Greater Bay Bancorp
   5.25%    03/31/08 ............     50,000        50,032
Grupo Televisa S.A.
   6.63%    03/18/25 ............    300,000       305,283
GTE Corp.
   6.94%    04/15/28 ............    100,000       107,064
   7.51%    04/01/09 ............    165,000       175,224
Halliburton Co.
   8.75%    02/15/21 ............    390,000       513,192
HSBC Bank USA NA
   3.88%    09/15/09 ............    920,000       887,396
HSBC Finance Corp.
   6.50%    11/15/08 ............    625,000       649,211
   6.75%    05/15/11 ............    165,000       176,749
Hudson United Bank
   7.00%    05/15/12 ............     80,000        87,680
ING Groep N.V.
   5.78%    12/29/49 ............    165,000       167,683(h)
International Business Machines Corp.
   3.80%    02/01/08 ............    100,000        98,208
   4.75%    11/29/12 ............    250,000       247,680
International Lease Finance Corp.
   5.00%    04/15/10 ............    165,000       164,116
Ispat Inland ULC
   9.75%    04/01/14 ............    260,000       294,450
iStar Financial, Inc.
   4.88%    01/15/09 ............    305,000       301,386
Kansas Gas & Electric
   5.65%    03/29/21 ............    425,000       417,797
Kimco Realty Corp. (REIT)
   4.82%    06/01/14 ............    150,000       144,603
Kinder Morgan Energy Partners LP
   5.13%    11/15/14 ............     70,000        68,464
Kinder Morgan, Inc.
   6.50%    09/01/12 ............    140,000       148,600
Laboratory Corp of America Holdings
   5.63%    12/15/15 ............    165,000       167,074
Lehman Brothers Holdings, Inc.
   5.00%    01/14/11 ............    850,000       848,399
Marsh & McLennan Companies Inc.
   4.27%    07/13/07 ............  1,500,000     1,495,156(h)
   5.15%    09/15/10 ............    564,000       559,745
Midamerican Energy Holdings Co.
   3.50%    05/15/08 ............    425,000       410,136
Morgan Stanley
   4.75%    04/01/14 ............    260,000       249,194
   5.30%    03/01/13 ............    500,000       501,166
Motorola, Inc.
   4.61%    11/16/07 ............    565,000       561,470

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

NB Capital Trust IV
   8.25%    04/15/27 ............ $  215,000 $     230,509
New Cingular Wireless Services Inc.
   8.75%    03/01/31 ............    500,000       662,709
News America, Inc.
   7.25%    05/18/18 ............     50,000        55,917
Nextel Communications, Inc.
   (Series D)
   7.38%    08/01/15 ............    335,000       353,532
Nordic Investment Bank
   2.75%    01/11/06 ............     60,000        59,985
Norfolk Southern Corp.
   6.00%    04/30/08 ............     20,000        20,379
Norfolk Southern Railway Co.
   9.75%    06/15/20 ............     64,000        90,420
Northeast Utilities (Series B)
   3.30%    06/01/08 ............     30,000        28,747
Northrop Grumman Corp.
   4.08%    11/16/06 ............    300,000       297,682
Ocean Energy, Inc.
   4.38%    10/01/07 ............     15,000        14,836
Odyssey Re Holdings Corp.
   7.65%    11/01/13 ............    730,000       762,781
Pacific Gas & Electric Co.
   6.05%    03/01/34 ............    305,000       314,519
Pemex Finance Ltd.
   9.03%    02/15/11 ............     20,000        21,849
Pemex Project Funding Master Trust
   7.38%    12/15/14 ............  1,305,000     1,449,803
   8.63%    02/01/22 ............     60,000        74,160
Pepco Holdings, Inc.
   5.04%    06/01/10 ............     40,000        40,172(h)
   5.50%    08/15/07 ............    305,000       307,270
Procter & Gamble - Esop (Series A)
   9.36%    01/01/21 ............    180,000       231,559
Puget Energy, Inc.
   3.36%    06/01/08 ............     30,000        28,867
   5.48%    06/01/35 ............    130,000       126,126
Quest Diagnostics Inc.
   6.75%    07/12/06 ............     45,000        45,396
RBS Capital Trust I
   5.51%    09/29/49 ............    595,000       592,611(h)
Reckson Operating
   Partnership LP (REIT)
   5.88%    08/15/14 ............     65,000        65,454
Residential Capital Corp.
   6.13%    11/21/08 ............    580,000       581,978
Royal Bank of Scotland Group PLC
   7.65%    08/31/49 ............    305,000       368,494(h)
Royal Bank of Scotland
   Group PLC ADR
   9.12%    03/31/49 ............    140,000       160,384
SBC Communications, Inc.
   5.10%    09/15/14 ............    675,000       659,232
Simon Property Group LP (REIT)
   4.88%    08/15/10 ............    500,000       492,737


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Sprint Capital Corp.
   6.00%    01/15/07 ............   $250,000 $     252,362
   8.38%    03/15/12 ............    575,000       666,764
   8.75%    03/15/32 ............    620,000       820,189
St. Paul Travelers Companies, Inc.
   5.50%    12/01/15 ............    165,000       166,380
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%    12/03/14 ............     40,000        40,000(h)
State of Illinois
   4.95%    06/01/23 ............    420,000       410,399
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08 ............    325,000       318,789
TELUS Corp.
   7.50%    06/01/07 ............    375,000       387,373
   8.00%    06/01/11 ............    110,000       123,536
The Kroger Company
   6.80%    12/15/18 ............    160,000       170,825
Thomson Corp.
   5.50%    08/15/35 ............    165,000       160,464
Time Warner Entertainment Co. LP
   8.38%    07/15/33 ............    500,000       590,176
Time Warner, Inc.
   6.88%    05/01/12 ............     25,000        26,624
TXU Electric Delivery Co.
   5.00%    09/01/07 ............    140,000       139,749
   6.38%    05/01/12 ............    580,000       610,282
Tyson Foods, Inc.
   7.25%    10/01/06 ............    102,000       103,633
UBS Preferred Funding Trust I
   8.62%    10/29/49 ............     70,000        80,017(h)
UFJ Bank Ltd.
   7.40%    06/15/11 ............    415,000       457,428
UFJ Finance Aruba AEC
   6.75%    07/15/13 ............    205,000       223,414
Union Pacific Corp.
   6.65%    01/15/11 ............    205,000       219,691
United Utilities PLC
   6.45%    04/01/08 ............    125,000       128,634
Valero Energy Corp.
   3.50%    04/01/09 ............    185,000       176,463
Verizon
   6.50%    09/15/11 ............     50,000        51,548
Verizon Global Funding Corp.
   7.75%    06/15/32 ............    490,000       582,868
Verizon Pennsylvania Inc.
   8.75%    08/15/31 ............    165,000       202,684
Viacom, Inc.
   5.63%    05/01/07 ............     25,000        25,132
Wells Fargo & Co.
   5.25%    12/01/07 ............     90,000        90,693
Weyerhaeuser Co.
   6.13%    03/15/07 ............     20,000        20,267
Wisconsin Electric Power
   3.50%    12/01/07 ............     70,000        68,210
XTO Energy, Inc.
   7.50%    04/15/12 ............    215,000       240,734
                                                47,222,315

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%

Bank of America Alternative
   Loan Trust
   6.50%    07/25/35 ............$   283,120 $     288,675(g)
Bear Stearns Commercial
   Mortgage Securities
   6.02%    02/14/31 ............     75,000        76,928(g)
Crusade Global Trust (Class A)
   4.35%    01/17/34 ............  4,014,461     4,021,025(g,h)
CS First Boston Mortgage
   Securities Corp.
   6.13%    04/15/37 ............     50,000        52,620(g)
CS First Boston Mortgage
   Securities Corp. (Class A)
   4.51%    07/15/37 ............    500,000       488,653(g)
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31 ............    228,000       234,816(g)
GMAC Commercial Mortgage
   Securities, Inc.
   6.42%    05/15/35 ............    483,872       498,485(g)
   6.47%    04/15/34 ............    400,000       423,488(g)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.00%    12/10/41 ............  3,947,473       107,741(c,g,h)
Greenwich Capital Commercial
   Funding Corp.
   5.12%    04/10/37 ............    500,000       501,214(g)
Impac CMB Trust
   4.64%    04/25/35 ............    772,277       772,638(g,h)
Impac CMB Trust (Class A)
   4.76%    12/25/33 ............    240,743       240,834(g,h)
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   6.47%    11/15/35 ............     40,000        42,663
LB-UBS Commercial Mortgage Trust
   4.06%    09/15/27 ............    108,000       104,962(h)
   4.51%    12/15/29                 135,000       131,019
   4.92%    01/18/12 ............  5,000,000       164,090(c,h)
   6.23%    03/15/26 ............     53,000        54,844
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.65%    11/15/27 ............    704,000       754,031
Master Alternative Loans Trust
   5.00%    08/25/18 ............     71,089         9,508(f)
   6.50%    08/25/34 - 05/25/35 .    660,892       672,969(g)
Master Alternative Loans
   Trust (Class 3)
   6.50%    01/25/35 ............    148,563       150,606
Medallion Trust (Class A)
   4.41%    08/22/36 ............  2,540,682     2,539,829(h)
Morgan Stanley Capital I
   6.53%    03/15/31 ............    287,000       297,619
   7.11%    04/15/33 ............     73,000        77,646
Morgan Stanley Dean
   Witter Capital I
   6.96%    10/15/33 ............     35,398        36,387
   7.20%    10/15/33 ............     50,000        53,889

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

MortgageIT Trust (Class A)
   4.68%    08/25/35 ............ $3,608,300 $   3,607,517(h)
Nomura Asset Securities
   Corp. (Class A)
   6.59%    03/15/30 ............    500,000       516,724
Opteum Mortgage Acceptance Corp.
   4.68%    02/25/35 ............    744,272       743,923(h)
Residential Asset Securitization
   Trust (Class A)
   4.78%    05/25/35 ............  1,930,590     1,935,459(g,h)
Wachovia Bank Commercial
   Mortgage Trust
   5.22%    07/15/42 ............    700,000       701,318(h)
Washington Mutual Inc.
   4.72%    01/25/45 ............    400,850       401,615(h)
                                                20,703,735

SOVEREIGN BONDS -- 0.1%

Province of Ontario
   3.38%    01/15/08 ............    500,000       487,806
Province of Saskatchewan Canada
   8.50%    07/15/22 ............     85,000       117,113
                                                   604,919

TOTAL BONDS AND NOTES
   (COST $250,011,688) ..........              248,228,040

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 1.7%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund ....................    104,703     3,315,944(l)
Industrial Select Sector
   SPDR Fund ....................    424,146    13,326,668(l)

TOTAL EXCHANGE TRADED FUNDS
   (COST $15,028,861) ...........               16,642,612

TOTAL INVESTMENTS IN SECURITIES
   (COST $898,784,958) ..........              940,834,507

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.6%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.0%

GEI Short Term Investment Fund
   4.42% ........................ 48,444,069 $  48,444,069(c,k)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 4.6%

State Street Navigator Securities
   Lending Prime Portfolio
   4.29% ........................ 43,916,835    43,916,835(c,d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $92,360,904) ...........               92,360,904

TOTAL INVESTMENTS
   (COST $991,145,862) ..........            1,033,195,411

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (7.7)% .................              (73,664,496)
                                             -------------

NET ASSETS-- 100.0% .............            $ 959,530,915
                                             =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Total Return Fund had the following long futures contracts open at December 31, 2005:

                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL  UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE  DEPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
   Futures       March  2006     48    $15,057,600  $(190,522)
U.S. Treasury
   Notes 5 Yr.
   Futures       March  2006     20      2,126,875     (2,091)
                                                    ---------
                                                    $(192,613)
                                                    =========

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Notes to Schedule of Investments                               December 31, 2005
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c) Coupon amount represents effective yield.

(d) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(e) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(f) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g) At December 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(h) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(i) All or a portion of the security is out on loan.

(j) Step coupon bond. Security becomes interest bearing at a future date.

(k) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(l) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+   Percentages are based on net assets as of December 31, 2005.

Abbreviations:

ADR      American Depository Receipt

REGD.    Registered

REIT     Real Estate Investment Trust

REMIC    Real Estate Mortgage Investment Conduit

SPDR     Standard & Poors Depository Receipts

STRIPS   Separate Trading of Registered Interest and Principal of Security

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

TOTAL RETURN FUND
                                                                      12/31/05    12/31/04    12/31/03     12/31/02    12/31/01
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                              --          --          --           --      7/1/85
Net asset value, beginning of period .............................      $15.97      $15.09      $12.68       $14.49      $15.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................................        0.23        0.20        0.16         0.31        0.38
   Net realized and unrealized
      gains/(losses) on investments ..............................        0.36        1.04        2.41        (1.67)      (0.83)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ...................        0.59        1.24        2.57        (1.36)      (0.45)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................................        0.23        0.20        0.16         0.32        0.38
   Net realized gains ............................................        0.29        0.16          --         0.13        0.19
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................................        0.52        0.36        0.16         0.45        0.57
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................................      $16.04      $15.97      $15.09       $12.68      $14.49
==================================================================================================================================
TOTAL RETURN (A) .................................................       3.67%       8.19%      20.31%      (9.31)%     (2.89)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......................    $959,531    $515,506    $225,867     $112,747    $130,757
   Ratios to average net assets:
      Net investment income ......................................       1.89%       1.81%       1.58%        2.22%       2.54%
      Expenses ...................................................       0.45%       0.49%       0.53%        0.54%       0.53%
   Portfolio turnover rate .......................................        146%        141%        115%         126%        122%

NOTES TO FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.




See Notes to Financial Statements.

                                                                                                        TOTAL
Statement of Assets                                                                                     RETURN
and Liabilities DECEMBER 31, 2005                                                                        FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $898,784,958)...............................       $  940,834,507
   Short-term investments (at amortized cost) .............................................           43,916,835
   Short-term affiliated investments (at amortized cost)...................................           48,444,069
   Foreign cash (cost $158,839)............................................................              158,408
   Receivable for investments sold.........................................................            3,981,360
   Income receivables .....................................................................            2,466,254
   Receivable for fund shares sold.........................................................            2,641,975
-------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS........................................................................        1,042,443,408
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned................................................           43,916,835
   Payable for investments purchased ......................................................           38,457,547
   Payable for fund shares redeemed........................................................               14,900
   Payable to GEAM.........................................................................              462,123
   Variation margin payable................................................................               61,088
-------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES...................................................................           82,912,493
-------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................        $ 959,530,915
===================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in ........................................................................          914,225,107
   Undistributed (distribution in excess of) net investment income.........................              (20,632)
   Accumulated net realized gain...........................................................            3,474,567
   Net unrealized appreciation/(depreciation) on:
       Investments.........................................................................           42,049,549
       Futures.............................................................................             (192,613)
       Foreign currency related translation................................................               (5,063)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................        $ 959,530,915
===================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)..........................           59,811,078
Net asset value per share..................................................................               $16.04

* Includes $41,970,779 of securities on loan.

See Notes to Financial Statements.

                                                                                                         TOTAL
Statement of Operations                                                                                 RETURN
FOR THE YEAR ENDED DECEMBER 31, 2005                                                                     FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................................................       $  8,356,596
      Interest*...............................................................................          6,471,795
      Interest from affliated investments.....................................................          1,949,476
      Less: Foreign taxes withheld............................................................           (331,851)
---------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME..............................................................................         16,446,016
---------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees........................................................          2,622,779
      Custody and accounting expenses.........................................................            194,955
      Professional fees.......................................................................            203,711
      Transfer agent .........................................................................                172
      Director's fees.........................................................................             17,172
      Registration expenses...................................................................              4,750
      Other expenses..........................................................................            105,826
---------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................................................................          3,149,365
---------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME.....................................................................         13,296,651
=====================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments..........................................................................         17,242,918
         Futures..............................................................................          1,392,967
         Written options......................................................................             10,730
         Foreign currency transactions........................................................            (98,055)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments..........................................................................          2,695,868
         Futures..............................................................................           (229,654)
         Written options......................................................................             (9,808)
         Foreign currency translation.........................................................            (17,783)
---------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments.........................................         20,987,183
---------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................        $34,283,834
=====================================================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $119,498.

See Notes to Financial Statements.

                                                                                                        TOTAL
Statements of                                                                                           RETURN
Changes in Net Assets                                                                                    FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                                2005               2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income............................................................   $  13,296,651        $  6,146,470
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps.........................................      18,548,560           9,958,081
     Net increase in unrealized appreciation/(depreciation) on investments,
       futures, written options and foreign currency translation ......................       2,438,623          18,997,932
--------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations......................................................      34,283,834          35,102,483
--------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................     (13,261,759)         (6,141,806)
     Net realized gains................................................................     (16,598,435)         (4,967,338)
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................     (29,860,194)        (11,109,144)
--------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions............................       4,423,640          23,993,339
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................     414,284,705         255,422,494
     Value of distributions reinvested.................................................      29,860,187          11,109,252
     Cost of shares redeemed...........................................................      (4,544,063)           (885,224)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions..............................................     439,600,829         265,646,522
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS........................................................     444,024,469         289,639,861

NET ASSETS
   Beginning of period ................................................................     515,506,446         225,866,585
--------------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................   $ 959,530,915        $515,506,446
================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........   $     (20,632)       $     42,531
--------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................      25,964,206          16,668,080
     Issued for distributions reinvested...............................................       1,850,074             696,942
     Shares redeemed...................................................................        (281,159)            (58,639)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares............................................................      27,533,121          17,306,383
================================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3, 2006), International Equity Fund, Total Return Fund (the "Fund"), Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2005, information on the tax components of capital is as follows:

                                                                                                  Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
--------------------------------------------------------------------------------------------------------------------------
                $993,720,754              $63,803,196                $(24,328,539)              $39,474,657
                   Net Tax
                Appreciation/             Undistributed              Undistributed                  Post
              (Depreciation) on              Income/               Long-Term Gains/               October
            Derivatives, Currency         (Accumulated                (Accumulated                 Losses
            and Other Net Assets         Ordinary Loss)              Capital Loss)            (see Detail Below)
--------------------------------------------------------------------------------------------------------------------------
                  $(5,063)                  $985,587                  $4,896,272                  $(45,645)


As of December 31, 2005, the Fund has no capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2005 as follows:

                  Capital              Currency
--------------------------------------------------------------------------------
                    $--                 $45,645

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

                           Long-Term
           Ordinary         Capital
            Income            Gains           Total
--------------------------------------------------------------------------------
         $14,947,799       $14,912,395     $29,860,194

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Gain    Capital
--------------------------------------------------------------------------------
           $(98,055)         $98,055           $--

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.
3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

              Annualized based on
           average daily net assets
-------------------------------------------------
         Average Daily        Advisory and
           Net Assets        Administration
            of Fund               Fees
-------------------------------------------------
      First $100 million          .50%
      Next $100 million           .45%
      Next $100 million           .40%
      Next $100 million           .35%
      Over $400 million           .30%

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $7,682 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

DIRECTORS' COMPENSATION The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual Fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:

                 Purchases               Sales
------------------------------------------------------------------------------
              $1,454,660,646        $1,019,128,993

Notes to Financial Statements                                December 31, 2005
------------------------------------------------------------------------------


OPTIONS During the period ended December 31, 2005, the following option contracts were written:

                               Number of
                             of Contracts         Premium
------------------------------------------------------------------------------
Balance as of
  December 31, 2004                  64          $ 24,808
Written                       1,095,287            57,721
Closed and Expired           (1,095,351)          (82,529)
------------------------------------------------------------------------------
Balance as of
  December 31, 2005                  --                --
------------------------------------------------------------------------------

SECURITY LENDING At December 31, 2005, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           Collateral*
------------------------------------------------------------------------------
                $41,970,779           $43,725,931

* COLLATERAL OF $43,916,835 DECREASED BY $190,904 ON JANUARY 3, 2006 TO REFLECT THE DECEMBER 30, 2005 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Total Return Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.


                                        /S/KPMG LLP


Boston, Massachusetts
February 17, 2006

Tax Information                                                    (unaudited)
------------------------------------------------------------------------------

During the calendar year ended December 31, 2005, the Fund paid to shareholders $0.25932 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                      (unaudited)
------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                      (unaudited)
------------------------------------------------------------------------------


INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                             (unaudited)
------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------


[GE LOGO OMITTED]

GE Investments Funds, Inc.
Income Fund
Annual Report

DECEMBER 31, 2005



[GE LOGO OMITTED]

GE Investments Funds, Inc.
Income Fund                                                             Contents
--------------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................      1

NOTES TO PERFORMANCE ....................................................     12

NOTES TO SCHEDULE OF INVESTMENTS ........................................     13

FINANCIAL STATEMENTS

     Financial Highlights ...............................................     14

     Statement of Assets and Liabilities ................................     15

     Statement of Operations ............................................     16

     Statements of Changes in Net Assets ................................     17

     Notes to Financial Statements ......................................     18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................     23

TAX INFORMATION .........................................................     24

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ...........................     25

ADDITIONAL INFORMATION ..................................................     28

INVESTMENT TEAM .........................................................     31


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Income Fund
--------------------------------------------------------------------------------
                                                                             Q&A


THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ALFREDO CHANG, PAUL M. COLONNA, MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY AND VITA MARIE PIKE. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA (PICTURED BELOW) HAS OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT AND HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

ALFREDO CHANG IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER OF THE INCOME FUND SINCE MARCH 2005. MR. CHANG JOINED GE ASSET MANAGEMENT IN JULY 2002 AS A PORTFOLIO MANAGER AND WAS MADE RESPONSIBLE FOR THE EMERGING MARKET FIXED INCOME EFFORT AT GE ASSET MANAGEMENT IN NOVEMBER 2003. MR. CHANG WAS AN ASSISTANT PORTFOLIO MANAGER WITH GENWORTH FINANCIAL, FORMERLY KNOWN AS GE FINANCIAL ASSURANCE, AN AFFILIATE OF GE ASSET MANAGEMENT, FROM AUGUST 2000 UNTIL HE JOINED GE ASSET MANAGEMENT IN JULY 2002. PRIOR TO THAT HE OVERSAW OFFSHORE INVESTMENT PORTFOLIOS AT AIG GLOBAL INVESTMENT CORPORATION.

MARK DELANEY IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN APRIL 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS THE ASSISTANT INVESTMENT OFFICER FOR THE PUBLIC EMPLOYEES RETIREMENT SYSTEM OF OHIO.

ERIC H. GOULD IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN SEPTEMBER 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. GOULD WAS A SENIOR ASSET MANAGER FOR METROPOLITAN LIFE INSURANCE COMPANY.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAMS FOR THE INCOME FUND SINCE SEPTEMBER 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

VITA MARIE PIKE IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.

                                              [PHOTO OF PAUL M. COLONNA OMITTED]
--------------------------------------------------------------------------------

Income Fund
--------------------------------------------------------------------------------
                                                                             Q&A


Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the Income Fund returned 2.04%. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 2.43% and the Fund's Lipper peer group of 50 Intermediate Investment Grade Debt funds returned an average of 1.99% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDING DECEMBER 31, 2005.

A. Despite major problems announced by both General Motors and Ford in the spring, hurricanes hitting the gulf coast in early fall, and continued high energy prices throughout, the U.S. economy maintained a robust pace of growth in 2005. Low interest rates and new affordability mortgage-products (e.g. interest-only, negative amortization) have helped home sales stay at lofty levels. Consumer health improved which supported spending and business investment improved as well. Although still moderate by historical standards, inflation figures picked up slightly during the year, which kept the Federal Reserve Board steadfast in its goal of removing accommodation by raising rates. In 2005, the Federal Reserve met and raised its target Fed funds rate 8 times, in increments of 25 basis points (bps) to 4.25%. As a result of the Federal Reserve's continued endorsement of higher rates, the yield on the 2-year treasuries increased 133 bps to 4.4%. Due to moderate inflation expectations and strong foreign buying, 10-year treasury yields rose only 17 bps to 4.39%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Primary drivers of Fund performance during the year were sector allocation and curve positioning. Non-index allocations to high yield and emerging market sectors, away from high grade benchmark sectors as these markets, especially emerging market debt, outperformed The Lehman Aggregate benchmark. The Fund's yield curve exposure was positioned to take advantage of a flattening yield curve, which proved correct as the yield spread between the 2-year and 10-year notes narrowed by 116 bps. Security selection in BBB-rated corporate securities also added value. Duration positioning throughout the year was detrimental to Fund performance.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2005 - DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                           999.97                           3.01
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.95                           3.05
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.60% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS:
    (0.003)%.



Income Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

               Income Fund       LB Aggregate Bond Index
12/95          $10,000.00        $10,000.00
12/96           10,292.42         10,363.06
12/97           11,218.34         11,363.50
12/98           12,109.96         12,350.60
12/99           11,937.31         12,249.16
12/00           13,219.36         13,673.26
12/01           14,201.19         14,827.75
12/02           15,605.00         16,348.34
12/03           16,166.77         17,019.36
12/04           16,719.67         17,757.79
12/05           17,060.31         18,189.04

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                ONE          FIVE        TEN
                                YEAR         YEAR        YEAR
--------------------------------------------------------------------------------
Income Fund                     2.04%        5.23%       5.49%
--------------------------------------------------------------------------------
LB Aggregate Bond Index         2.43%        5.87%       6.16%
--------------------------------------------------------------------------------
Lipper peer group average*      1.99%        5.60%       5.62%
--------------------------------------------------------------------------------
Inception date                 1/3/95
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions.

QUALITY RATINGS
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
MOODY'S/S&P/                                 PERCENTAGE OF
FITCH RATING+                                MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                                       64.28%
--------------------------------------------------------------------------------
Aa / AA                                          3.36%
--------------------------------------------------------------------------------
A / A                                            9.18%
--------------------------------------------------------------------------------
Baa / BBB                                       11.53%
--------------------------------------------------------------------------------
Ba / BB and lower                               11.65%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $121,379 (in thousands)

[PIE GRAPH OMITTED]

Asset Backed      10.6%
Federal Agencies   4.0%
U.S. Treasuries   17.2%
Corporate Notes   33.2%
Mortgage Backed   35.0%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP CONSISTING OF 50, 32 AND 15 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

+ MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

    SEE NOTES TO PERFORMANCE ON PAGE 12 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INCOME FUND

Schedule of Investments                                       December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 99.6%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 17.9%

U.S. Treasury Bonds
   5.38%    02/15/31 ............ $  684,000  $    768,754(f)
   8.13%    08/15/19 - 08/15/21 .  1,725,000     2,356,557(f)
U.S. Treasury Inflation-Protected
   Securities
   2.00%    01/15/14 ............    619,770       616,720(f)
   3.88%    04/15/29 ............    128,418       173,604(f)
U.S. Treasury Notes
   4.13%    08/15/08 ............    230,000       228,769(f)
   4.25%    11/30/07 ............  7,640,000     7,618,608
   4.38%    11/15/08 - 12/15/10 .  6,145,000     6,150,898(f)
   4.50%    11/15/15 ............  2,955,000     2,980,856
                                                20,894,766

FEDERAL AGENCIES -- 4.2%

Federal Farm Credit Bank
   3.75%    01/15/09 ............    670,000       652,393(f)
Federal Home Loan Bank
   2.38%    02/15/06 ............    600,000       598,421(f)
Federal Home Loan Mortgage Corp.
   3.63%    09/15/08 ............    255,000       248,307(f)
   4.13%    07/12/10 ............  1,415,000     1,379,266(f)
   4.75%    12/08/10 ............  1,065,000     1,059,591(f)
   6.75%    03/15/31 ............    730,000       916,732(f)
                                                 4,854,710

AGENCY MORTGAGE BACKED -- 20.5%

Federal Home Loan Mortgage Corp.
   4.50%    06/01/33 - 10/01/35 .    591,530       556,613
   5.00%    07/01/35 - 10/01/35 .    553,062       535,392
   5.50%    05/01/20 ............     95,518        96,084
   6.00%    04/01/17 - 05/01/35 .  1,277,318     1,293,718
   6.50%    01/01/27 - 12/01/34 .    686,967       703,958
   7.00%    10/01/16 - 02/01/35 .    244,392       254,438
   7.50%    11/01/09 - 09/01/33 .     41,020        42,944
   8.00%    09/01/09 - 11/01/30 .     37,756        39,676
   8.50%    04/01/30 - 05/01/30 .     37,884        41,012
Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19 .    335,875       320,440
   4.50%    05/01/18 - 12/01/34 .  2,542,369     2,449,948
   5.00%    03/01/34 - 08/01/35 .    700,090       678,671
   5.50%    12/01/13 - 08/01/33 .    982,236       983,223
   6.00%    06/01/14 - 07/01/35 .  2,730,559     2,760,817
   6.50%    03/01/15 - 02/01/35 .  3,263,256     3,345,060
   7.00%    03/01/15 - 05/01/35 .  1,068,618     1,112,976
   7.50%    12/01/09 - 03/01/34 .    320,003       334,882
   8.00%    12/01/12 - 11/01/33 .    226,993       242,951

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
   8.50%    05/01/31 ............ $    8,832  $      9,555
   9.00%    04/01/16 - 12/01/22..     41,326        44,212
   4.50%    TBA .................     80,000        77,825(b)
   5.00%    TBA .................  2,450,000     2,385,015(b)
   5.50%    TBA .................  1,470,000     1,455,300(b)
   6.00%    TBA .................  1,500,000     1,513,593(b)
Government National
   Mortgage Assoc.
   4.13%    11/20/22 - 12/20/24 .      9,452         9,530(g)
   4.38%    02/20/23 - 02/20/26 .     27,082        27,262(g)
   4.50%    08/15/33 - 09/15/34 .    645,441       619,617
   6.00%    04/15/27 - 06/15/35 .    663,780       679,302
   6.50%    04/15/19 - 08/15/34 .    554,996       578,287
   7.00%    03/15/12 - 06/15/34 .    273,642       286,694
   7.50%    11/15/31 - 10/15/33 .     16,295        17,145
   8.00%    12/15/29 - 04/15/30 .     13,979        15,032
   8.50%    10/15/17 ............     34,233        37,103
   9.00%    11/15/16 - 12/15/21 .     79,402        86,883
   5.50%    TBA .................    300,000       301,781(b)
                                                23,936,939

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.9%

Federal Home Loan Mortgage Corp.
   2.28%    10/15/18 ............    487,484        29,197(e,g)
   2.78%    12/15/30 ............  1,289,568        74,150(e,g)
   4.08%    10/15/33 ............    235,000       168,648(g)
   4.50%    04/15/13 - 03/15/19 .  1,146,417       115,156(e)
   4.50%    05/15/17 - 11/15/19 .    350,000       336,010
   5.00%    01/15/11 - 12/01/34 .  5,579,696       901,701(e)
   5.00%    05/15/20 - 02/15/35 .  2,530,000     2,399,257
   5.03%    12/15/33 ............    150,000       118,250(g)
   5.50%    04/15/17 - 06/15/33 .    744,915       144,103(e)
   5.50%    10/15/34 ............    250,631       252,734
   6.50%    02/15/21 ............        804           802
   6.84%    06/15/33 ............    640,668       621,320(g)
   7.50%    01/15/16 ............     80,954        84,576
   7.50%    07/15/27 ............     19,890         4,143(e)
   8.00%    02/01/23 - 07/01/24 .     10,424         2,509(e)
   8.25%    06/01/26 ............     60,000        80,031(f,h)
   14.77%   09/25/43 ............  2,525,011        28,094(c,e,g)
Federal Home Loan Mortgage STRIPS
   4.72%    08/01/27 ............      2,559         2,139(c,d)
Federal National Mortgage Assoc.
   1.16%    12/25/42 ............    179,100         4,282(e,g)
   2.23%    06/25/43 ............  2,500,456       126,623(e,g)
   2.62%    10/25/29 ............    653,906        39,061(e,g)
   2.72%    12/25/30 ............    651,452        32,389(e,g)
   3.12%    05/25/18 ............  1,146,773        83,141(e,g)
   3.22%    09/25/42 ............  1,903,007       156,998(e,g)
   3.27%    04/25/17 - 10/25/17 .  1,456,986       106,578(e,g)
   3.32%    08/25/16 ............    460,108        25,720(e,g)
   3.72%    06/25/42 ............    617,232        50,529(e,g)
   4.00%    02/25/28 ............     44,873        44,041
   4.50%    05/25/18 ............    197,754        19,899(e)
   4.50%    12/25/19 ............    125,000       118,054
   4.75%    11/25/14 ............    117,359         9,553(e)
   5.00%    02/25/11 - 02/25/32 .    386,886        36,169(e)

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
   5.00%    03/25/35 ............ $  175,000  $    165,399
   5.44%    09/25/31 ............    416,519       392,650(g)
   5.50%    01/25/27 ............    361,947        43,773(e)
   5.50%    07/25/34 - 02/25/35 .    505,262       508,828(f)
   5.75%    02/25/35 ............    250,000       254,169
   6.00%    12/25/34 ............    175,000       178,513
   6.50%    12/25/34 ............    112,772       117,247
   8.00%    07/25/14 ............    269,439       276,996
Federal National Mortgage
   Assoc. (Class 1)
   4.21%    11/01/34 ............  1,184,415       901,636(c,d)
Federal National Mortgage
   Assoc. (Class S)
   2.72%    02/25/31 ............    619,693        30,222(e,g)
Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13 ............    552,258        25,768(e)
   5.00%    10/25/22 ............    166,257        25,259(e)
   5.50%    08/25/33 ............    590,782       136,617(e)
   6.98%    03/25/31 ............    604,915       596,597(g)
   7.00%    09/25/20 ............      1,363         1,383
Federal National Mortgage Assoc.
   REMIC (Class B)
   4.43%    12/25/22 ............        685           578(c,d)
Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22 ............         19           307(e)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22 ............         15           477(e)
Federal National Mortgage Assoc.
   STRIPS (Class 2)
   7.50%    11/01/23 ............     61,809        15,558(e)
   8.00%    08/01/23 - 07/01/24 .     22,444         4,420(e)
   8.50%    07/25/22 ............      1,074           232(e)
   9.00%    05/25/22 ............        697           194(e)
Government National
   Mortgage Assoc.
   5.00%    02/16/34 ............    400,000       379,704(f)
Vendee Mortgage Trust
   16.77%   05/15/33 ............  1,662,574        50,916(c,e,g)
                                                10,323,300

ASSET BACKED -- 4.8%

American Express Credit Account
   Master Trust (Class A)
   4.49%    12/15/08 ............    150,000       150,074(g)
Bank One Issuance Trust
   3.59%    05/17/10 ............     85,000        83,352
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09 ............    213,000       210,515
Capital One Master Trust (Class C)
   6.70%    06/15/11 ............    200,000       208,031(a,f)
Carmax Auto Owner Trust
   4.35%    03/15/10 ............    131,000       129,410

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   4.66%    02/25/33 ............ $  154,632  $    154,947(f,g)
   5.75%    05/25/32 ............     32,000        30,342(f)
Citibank Credit Card Issuance Trust
   4.45%    04/07/10 ............    274,000       270,137
   4.75%    03/07/08 ............    325,000       325,148(g)
Countrywide Asset-Backed
   Certificates
   4.81%    05/25/33 ............     30,840        30,915(f,g)
Countrywide Home Equity Loan
   Trust (Class A)
   4.60%    07/15/27 ............    151,825       151,894(f,g)
Fleet Home Equity Loan
   Trust (Class A)
   4.62%    01/20/33 ............    556,002       556,565(f,g)
Ford Credit Floorplan Master Owner
   Trust (Class A)
   4.41%    07/15/09 ............  2,500,000     2,497,145(g)
Honda Auto Receivables Owner
   Trust (Class A)
   4.15%    10/15/10 ............    146,000       143,778
Mid-State Trust
   7.54%    07/01/35 ............      3,133         3,266(f)
Peco Energy Transition Trust
   6.52%    12/31/10 ............    192,000       204,326(f)
Residential Asset Mortgage
   Products, Inc.
   4.71%    12/25/33 ............    208,640       208,899(g)
Residential Asset Mortgage
   Products, Inc. (Class A)
   4.66%    06/25/32 ............     85,297        85,405(g)
Residential Asset Securities Corp.
   4.63%    07/25/32 ............     23,741        23,761(f,g)
Volkswagen Auto Lease
   Trust (Class A)
   3.94%    10/20/10 ............     88,000        86,645
Wells Fargo Home Equity Trust
   3.97%    09/25/24 ............     77,000        75,378(f,g)
                                                 5,629,933

CORPORATE NOTES -- 34.5%

Abbey National PLC
   7.95%    10/26/29 ............    200,000       258,457
Adaro Finance B.V.
   8.50%    12/08/10 ............    140,000       141,050(a)
AES Corp.
   8.75%    06/15/08 ............    275,000       288,750
AIG SunAmerica Global Financing VII
   5.85%    08/01/08 ............    220,000       224,627(a)
Air Jamaica Ltd.
   9.38%    07/08/15 ............    150,000       148,875(a)
Albertson's, Inc.
   7.50%    02/15/11 ............     90,000        92,552
Allegiance Corp.
   7.00%    10/15/26 ............    210,000       232,330
Allied Waste North America
   7.25%    03/15/15 ............    350,000       353,500

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Allstate Life Global Funding Trusts
   3.85%    01/25/08 ............   $220,000  $    215,583
ALROSA Finance S.A.
   8.88%    11/17/14 ............    200,000       229,220(a)
Altria Group, Inc.
   7.20%    02/01/07 ............    125,000       127,722
America Movil S.A. de C.V.
   6.38%    03/01/35 ............     15,000        14,731
American Electric Power
   Company, Inc. (Series D)
   5.25%    06/01/15 ............     90,000        89,737
American General Corp.
   7.50%    08/11/10 ............    130,000       141,990
American General Finance Corp.
   4.88%    07/15/12 ............    190,000       185,911
ANZ Capital Trust
   4.48%    12/31/49 ............    170,000       164,508(a)
Appalachian Power Co. (Series G)
   3.60%    05/15/08 ............    150,000       145,316
Appalachian Power Co. (Series K)
   5.00%    06/01/17 ............    110,000       105,474
Archer-Daniels-Midland Co.
   5.38%    09/15/35 ............    110,000       105,621
Assurant, Inc.
   6.75%    02/15/34 ............    175,000       191,631
AT&T Corp.
   9.05%    11/15/11 ............    280,000       309,911
AT&T, Inc.
   4.13%    09/15/09 ............    220,000       212,528
   5.88%    08/15/12 ............    110,000       113,429
   6.15%    09/15/34 ............    150,000       150,739
BAC CAP TRUST V
   5.63%    03/08/35 ............    180,000       176,256
Banco BMG S.A.
   9.15%    01/15/16 ............    145,000       143,188(a)
Banco Mercantil del Norte S.A.
   5.88%    02/17/14 ............    225,000       223,313(a,g)
Banco Santander Chile
   5.38%    12/09/14 ............    215,000       214,674(a)
Barclays Bank PLC
   7.38%    06/29/49 ............    225,000       248,942(a,g)
Bavaria S.A.
   8.88%    11/01/10 ............    115,000       124,919(a)
   8.88%    11/01/10 ............     90,000        98,442
BBVA Bancomer Capital Trust I
   10.50%   02/16/11 ............     30,000        30,150(a)
BellSouth Corp.
   6.55%    06/15/34 ............    185,000       197,149
BNP US Funding LLC (Series A)
   7.74%    12/31/49 ............     80,000        83,762(a,g)
BNSF Funding Trust I
   6.61%    12/15/55 ............    135,000       141,447(g)
Boeing Co.
   8.75%    09/15/31 ............     75,000       108,422
British Aerospace Finance, Inc.
   7.50%    07/01/27 ............    125,000       148,222(a)
Burlington Northern Santa Fe Corp.
   8.13%    04/15/20 ............    340,000       427,443

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Campbell Soup Co.
   5.50%    03/15/07 ............   $160,000  $    160,981
Capital One Bank
   6.50%    06/13/13 ............     75,000        79,582
Capital One Financial Corp.
   8.75%    02/01/07 ............    170,000       176,406
Carolina Power & Light Co.
   5.15%    04/01/15 ............     80,000        79,437
   5.70%    04/01/35 ............     45,000        45,021
   6.13%    09/15/33 ............    235,000       248,939
Case New Holland Inc.
   6.00%    06/01/09 ............    480,000       465,600(f)
Centex Corp.
   7.88%    02/01/11 ............    120,000       131,470
Chesapeake Energy Corp.
   7.75%    01/15/15 ............    295,000       312,700
Citigroup, Inc.
   6.63%    06/15/32 ............    260,000       293,319
Clear Channel Communications, Inc.
   4.63%    01/15/08 ............    255,000       251,411
CNA Financial Corp.
   5.85%    12/15/14 ............    260,000       261,084
CNF Inc.
   6.70%    05/01/34 ............    135,000       141,296
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22 ............    155,000       203,743
Consolidated Natural Gas Co.
   5.38%    11/01/06 ............    255,000       255,721
Consumers Energy Co.
   5.15%    02/15/17 ............    125,000       119,492
   5.80%    09/15/35 ............    110,000       107,015
Corp Interamericana de
   Entretenimiento S.A.
   8.88%    06/14/15 ............    150,000       146,625(a)
Countrywide Home Loans, Inc.
   5.63%    05/15/07 ............    100,000       100,743
COX Communications, Inc.
   5.45%    12/15/14 ............    200,000       195,032
Credit Suisse First Boston
   International
   8.00%    11/06/15 ............    145,000       149,647(a)
Crown Americas LLC and Crown
   Americas Capital Corp.
   7.75%    11/15/15 ............    395,000       408,825(a)
CSX Transportation, Inc.
   9.75%    06/15/20 ............    105,000       143,351
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08 ............    110,000       107,242
   4.75%    01/15/08 ............    110,000       109,132
   6.50%    11/15/13 ............    335,000       350,286
   8.50%    01/18/31 ............    110,000       133,219
DBS Bank Ltd.
   5.00%    11/15/19 ............    235,000       228,659(a,g)
Desarrolladora Homex
   S.A. de C.V. (REIT)
   7.50%    09/28/15 ............    270,000       265,275(a)
Detroit Edison Co. (Series B)
   5.45%    02/15/35 ............    190,000       179,522

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Dex Media, Inc.
   8.50%    08/15/10 ............   $405,000  $    424,238
   6.38%    06/15/15 ............    325,000       317,688
Dominion Resources Inc. (Series B)
   4.13%    02/15/08 ............    130,000       127,700
Dominion Resources Inc. (Series G)
   3.66%    11/15/06 ............    220,000       217,417(h)
Duke Capital LLC
   4.30%    05/18/06 ............     90,000        89,786
   4.33%    11/16/06 ............    135,000       134,060
   5.67%    08/15/14 ............     50,000        50,433
Echostar DBS Corp.
   5.75%    10/01/08 ............    460,000       450,800(f)
El Paso Electric Co.
   6.00%    05/15/35 ............    165,000       165,155
Emmis Communications Corp.
   10.37%   06/15/12 ............    140,000       140,525(g)
Enterprise Products Operating LP
   4.00%    10/15/07 ............    245,000       239,880(f)
EOP Operating LP (REIT)
   7.75%    11/15/07 ............    340,000       355,174
Evraz Group S.A.
   8.25% 11/10/15 ...............    175,000       173,075(a)
FirstEnergy Corp. (Series B)
   6.45%    11/15/11 ............    225,000       238,499
Flextronics International Ltd.
   6.25%    11/15/14 ............    480,000       473,400(f)
Ford Motor Credit Co.
   6.63%    06/16/08 ............    285,000       258,638(f)
FPL Group Capital, Inc. (Series B)
   5.55%    02/16/08 ............    220,000       221,907
Gaz Capital for Gazprom
   8.63%    04/28/34 ............    295,000       373,175(a)
Genentech, Inc.
   5.25%    07/15/35 ............     80,000        76,392
Georgia Power Co.
   4.88%    07/15/07 ............    200,000       200,181
Gerdau S.A.
   8.88%    12/31/49 ............    110,000       113,575(a)
Goldman Sachs Group, Inc.
   5.13%    01/15/15 ............    375,000       370,347
Goodrich Corp.
   7.10%    11/15/27 ............    185,000       210,813
Greater Bay Bancorp
   5.25%    03/31/08 ............    155,000       155,100
Grupo Televisa S.A.
   6.63%    03/18/25 ............    210,000       213,698
Grupo Transportacion Ferroviaria
   Mexicana S.A. de C.V.
   9.38%    05/01/12 ............    100,000       109,500(a)
GS Caltex Corp.
   5.50%    10/15/15 ............    170,000       169,527(a)
GTE Corp.
   6.94%    04/15/28 ............    240,000       256,955
   7.51%    04/01/09 ............    110,000       116,816
Halliburton Co.
   8.75%    02/15/21 ............    365,000       480,295
Hertz Corp.
   8.88%    01/01/14 ............    130,000       132,438(a)

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Hopson Development Holdings Ltd.
   8.13%    11/09/12 ............   $145,000  $    148,988(a)
HSBC Bank USA NA
   3.88%    09/15/09 ............    425,000       409,938
HSBC Capital Funding LP (Series 1)
   9.55%    12/31/49 ............     65,000        76,071(a,g)
HSBC Finance Corp.
   6.50%    11/15/08 ............    365,000       379,139
   6.75%    05/15/11 ............    455,000       487,400(f)
IBM Canada Credit
Services Company
   3.75%    11/30/07 ............     95,000        93,009(a)
ILFC E-Capital Trust I
   5.90%    12/21/65 ............    170,000       170,668(a,g)
ING Groep N.V.
   5.78%    12/29/49 ............    110,000       111,789(g)
International Business
   Machines Corp.
   3.80%    02/01/08 ............    115,000       112,939
International Lease Finance Corp.
   5.00%    04/15/10 ............    170,000       169,090
iStar Financial, Inc.
   4.88%    01/15/09 ............     55,000        54,348
   7.00%    03/15/08 ............     40,000        41,299
Jefferson Smurfit Corp. US
   7.50%    06/01/13 ............    120,000       110,400
Kansas Gas & Electric
   5.65%    03/29/21 ............    105,000       103,220
Kimco Realty Corp. (REIT)
   4.82%    06/01/14 ............    110,000       106,042
Kinder Morgan Energy Partners LP
   5.13%    11/15/14 ............    155,000       151,598
Kinder Morgan, Inc.
   6.50%    09/01/12 ............    160,000       169,828
Kraft Foods, Inc.
   5.25%    06/01/07 ............    100,000       100,330
L-3 Communications Corp.
   6.38%    10/15/15 ............    165,000       164,588(a)
Laboratory Corp of
   America Holdings
   5.63%    12/15/15 ............    110,000       111,383
Lyondell Chemical Co. (Series A)
   9.63%    05/01/07 ............    270,000       281,813
MacDermid, Inc.
   9.13%    07/15/11 ............    410,000       434,088
Marsh & McLennan Companies, Inc.
   5.15%    09/15/10 ............    170,000       168,717
Meritage Homes Corp.
   6.25%    03/15/15 ............    480,000       436,800(f)
MGM Mirage
   5.88%    02/27/14 ............    495,000       472,725(f)
Midamerican Energy Holdings Co.
   3.50%    05/15/08 ............    200,000       193,005
Mohegan Tribal Gaming Authority
   8.00%    04/01/12 ............    270,000       284,175
Morgan Stanley
   4.75%    04/01/14 ............    170,000       162,935


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Morgan Stanley Bank AG
   for OAO Gazprom
   9.63%    03/01/13 ............   $140,000  $    168,000
Motorola, Inc.
   4.61%    11/16/07 ............    285,000       283,219
National Power Corp.
   8.63%    08/23/11 ............    110,000       118,193(a,g)
Navistar International Corp. (Series B)
   6.25%    03/01/12 ............    495,000       443,025(f)
NB Capital Trust IV
   8.25%    04/15/27 ............    110,000       117,935
Nell AF SARL
   8.38%    08/15/15 ............    100,000        99,000(a)
Nelnet, Inc.
   5.13%    06/01/10 ............    205,000       200,433
New Cingular Wireless Services Inc.
   8.75%    03/01/31 ............    220,000       291,592
News America, Inc.
   7.25%    05/18/18 ............    110,000       123,017
Nexstar Broadcasting Group, Inc.
   7.00%    01/15/14 ............    320,000       293,200
Nextel Communications,
   Inc. (Series D)
   7.38%    08/01/15 ............    275,000       290,212
Nordea Bank AB
   5.42%    12/29/49 ............    115,000       113,997(a,g)
Norfolk Southern Railway Co.
   9.75%    06/15/20 ............    170,000       240,178
Northeast Utilities (Series B)
   3.30%    06/01/08 ............    235,000       225,186
Northrop Grumman Corp.
   4.08%    11/16/06 ............     70,000        69,459
Novelis Inc.
   7.50%    02/15/15 ............    320,000       298,400(a)
Ocean Energy, Inc.
   4.38%    10/01/07 ............     75,000        74,179
Odyssey Re Holdings Corp.
   7.65%    11/01/13 ............    205,000       214,206
Ohio Power Co. (Series E)
   6.60%    02/15/33 ............     65,000        71,654
Owens Brockway Glass
Container Inc.
   6.75%    12/01/14 ............    235,000       227,950
Pacific Gas & Electric Co.
   6.05%    03/01/34 ............     95,000        97,965
PanAmSat Corp.
   9.00%    08/15/14 ............    320,000       335,200
Pemex Finance Ltd.
   9.03%    02/15/11 ............    250,000       273,115
   9.69%    08/15/09 ............    202,500       218,206(f)
Pemex Project Funding Master Trust
   6.13%    08/15/08 ............    265,000       270,819
   7.38%    12/15/14 ............     30,000        33,329
Pepco Holdings, Inc.
   5.04%    06/01/10 ............     45,000        45,193(g)
   5.35%    11/15/14 ............     95,000        94,953
   9.36%    01/01/21 ............    305,000       392,364

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT        VALUE
--------------------------------------------------------------------------------
Puget Energy, Inc.
   3.36%    06/01/08 ............   $125,000  $    120,278
   5.48%    06/01/35 ............    110,000       106,722
Quest Diagnostics Inc.
   6.75%    07/12/06 ............    115,000       116,013
Qwest Corp.
   7.63%    06/15/15 ............    400,000       428,000(a,f)
Rabobank Capital Funding II
   5.26%    12/31/49 ............    275,000       272,447(a,g)
Rabobank Capital Funding Trust
   5.25%    12/29/49 ............    130,000       127,468(a,g)
RBS Capital Trust I
   5.51%    09/29/49 ............    195,000       194,217(g)
Reckson Operating
Partnership LP (REIT)
   5.88%    08/15/14 ............    140,000       140,977
Residential Capital Corp.
   6.13%    11/21/08 ............    225,000       225,767
Road King Infrastructure
   Finance 2004 Ltd.
   6.25%    07/15/11 ............    145,000       144,752
Rogers Cable Inc.
   5.50%    03/15/14 ............    250,000       234,063
Royal Bank of Scotland Group PLC
   7.65%    08/31/49 ............    155,000       187,267(g)
SBC Communications, Inc.
   5.10%    09/15/14 ............    170,000       166,029
Simon Property Group LP (REIT)
   4.60%    06/15/10 ............    115,000       112,108
   4.88%    08/15/10 ............    150,000       147,821
Sinclair Broadcast Group, Inc.
   8.00%    03/15/12 ............    320,000       329,600
Smithfield Foods Inc.
   7.63%    02/15/08 ............    270,000       278,775
Sprint Capital Corp.
   6.00%    01/15/07 ............    290,000       292,740
   8.38%    03/15/12 ............     75,000        86,969
   8.75%    03/15/32 ............    360,000       476,239(f)
St. Paul Travelers Companies, Inc.
   5.50%    12/01/15 ............    110,000       110,920
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%    12/03/14 ............    130,000       130,000(g)
State of Illinois
   4.95%    06/01/23 ............     85,000        83,057
   5.10%    06/01/33 ............    130,000       128,404
Stewart Enterprises, Inc.
   7.75%    02/15/13 ............    350,000       336,000(a,f)
Sumitomo Mitsui Banking Corp.
   5.63%    07/29/49 ............     80,000        79,700(a,g)
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08 ............    125,000       122,611
TELUS Corp.
   7.50%    06/01/07 ............    220,000       227,259
   8.00%    06/01/11 ............    110,000       123,536
Tesoro Corp.
   6.25%    11/01/12 ............     85,000        85,425(a)
   6.63%    11/01/15 ............    130,000       131,300(a)


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

The Kroger Company
   6.80%    12/15/18 ............   $110,000  $    117,442
Thomson Corp.
   5.50%    08/15/35 ............    115,000       111,839
Time Warner Entertainment Co. LP
   8.38%    07/15/33 ............    160,000       188,856
TXU Electric Delivery Co.
   5.00%    09/01/07 ............    115,000       114,794
   6.38%    05/01/12 ............    250,000       263,053
Tyson Foods, Inc.
   7.25%    10/01/06 ............      6,000         6,096
UBS Preferred Funding Trust I
   8.62%    10/29/49 ............    130,000       148,603(g)
UFJ Finance Aruba AEC
   6.75%    07/15/13 ............    130,000       141,677
Union Pacific Corp.
   6.65%    01/15/11 ............    170,000       182,183
United Rentals North America, Inc.
   7.75%    11/15/13 ............    335,000       326,625(f)
Valero Energy Corp.
   3.50%    04/01/09 ............    180,000       171,693
Verizon
   6.50%    09/15/11 ............    135,000       139,180
Verizon Global Funding Corp.
   7.75%    06/15/32 ............     20,000        23,791
Verizon Pennsylvania Inc.
   8.75%    08/15/31 ............    110,000       135,123
Viacom, Inc.
   5.63%    05/01/07 ............    200,000       201,059
VTB Capital SA for Vneshtorgbank
   5.25%    09/21/07 ............    360,000       360,000(a,g)
Westar Energy, Inc.
   5.15%    01/01/17 ............     90,000        87,528
Westfield Capital
   Corporation Limited
   4.38%    11/15/10 ............    175,000       169,391(a)
Westlake Chemical Corp.
   8.75%    07/15/11 ............    242,000       258,940
Weyerhaeuser Co.
   6.13%    03/15/07 ............     74,000        74,989
Wisconsin Electric Power
   3.50%    12/01/07 ............    160,000       155,909
XTO Energy, Inc.
   7.50%    04/15/12 ............    145,000       162,355
                                                40,236,577

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.0%

Bank of America Alternative Loan Trust
   6.50%    07/25/35 ............     94,373        96,225
Bear Stearns Commercial
   Mortgage Securities
   6.02%    02/14/31 ............    300,000       307,712
CalSTRS Trust
   4.13%    11/20/12 ............    529,000       521,245(a,f)
Crusade Global Trust (Class A)
   4.69%    09/18/34 ............    179,223       179,646(f,g)

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

CS First Boston Mortgage
   Securities Corp.
   1.54%    03/15/35 ............ $3,917,645  $    179,791(a,f,g)
   5.00%    07/15/37 ............  2,633,000        81,951(a,c,f,g)
   6.13%    04/15/37 ............    175,000       184,170(f)
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35 ............    152,152       156,337(f)
GMAC Commercial Mortgage
   Securities, Inc.
   6.42%    05/15/35 ............    349,355       359,906(f)
   6.47%    04/15/34 ............    159,000       168,337(f)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.00%    12/10/41 ............  4,515,448       123,243(c,f,g)
Granite Mortgages PLC (Class 1)
   3.80%    01/20/43 ............  1,113,062     1,114,843(f,g)
Greenwich Capital Commercial
   Funding Corp.
   5.12%    04/10/37 ............    301,000       301,731(f)
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   1.16%    01/12/39 ............  2,900,131       119,759(a,f,g)
   6.47%    11/15/35 ............    190,000       202,649(f)
LB-UBS Commercial Mortgage Trust
   4.06%    09/15/27 ............    495,000       481,076(f,g)
   4.51%    12/15/29 ............    163,000       158,193(f)
   4.74%    03/15/34 ............    682,879        10,491(a,c,f,g)
   4.92%    01/18/12 ............  3,527,000       115,749(c,f,g)
   6.23%    03/15/26 ............    130,000       134,522(f)
   7.01%    02/15/40 ............  2,736,759        58,935(a,c,f,g)
   7.33%    03/15/36 ............  3,246,245        94,065(a,c,f,g)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.13%    12/15/30 ............    172,000       181,054(f)
   6.65%    11/15/27 ............    144,000       154,234(f)
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16 ............     34,000        36,288(a,f)
Master Alternative Loans Trust
   5.00%    08/25/18 ............    227,484        30,426(e,f)
   6.50%    08/25/34 - 05/25/35 .    658,875       669,502(f)
Master Alternative Loans
   Trust (Class 3)
   6.50%    01/25/35 ............    169,786       172,121(f)
Morgan Stanley Capital I
   7.11%    04/15/33 ............    513,000       545,651(f)
Morgan Stanley Dean
   Witter Capital I
   4.57%    04/15/34 ............    497,636        11,761(a,c,f,g)
   4.81%    10/15/35 ............    772,261        17,480(a,c,f,g)
   7.20%    10/15/33 ............    199,000       214,477(f)
Morgan Stanley Dean
   Witter Capital I (Class A)
   6.39%    10/15/35 ............    150,000       159,720(f)
Morgan Stanley Dean
   Witter Capital I (Class A)
   6.54%    02/15/31 ............     37,690        38,935(f)


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Morgan Stanley Dean
   Witter Capital I (Class X)
   1.46%    02/01/31 ............   $413,505  $     18,491(a,f,g)
Nomura Asset Securities
   Corp. (Class A)
   6.59%    03/15/30 ............    500,000       516,724
Puma Finance Ltd. (Class A)
   4.31%    10/11/34 ............    298,437       298,327(g)
                                                 8,215,767

SOVEREIGN BONDS -- 1.8%

Government of Bahamas
   6.63%    05/15/33 ............    135,000       156,429(a,f)
Government of Brazil
   8.75%    02/04/25 ............    145,000       160,225
Government of Brazilian
   11.00%   08/17/40 ............    300,000       386,700(f)
Government of Colombia
   6.14%    11/16/15 ............    100,000       102,000(f,g)
Government of Indonesia
   7.50%    01/15/16 ............    145,000       150,438(a,f)
   8.50%    10/12/35 ............    145,000       157,688(a)
Government of Peru
   7.35%    07/21/25 ............    345,000       339,825
Government of Turkey
   7.38%    02/05/25 ............    140,000       144,550
   11.88%   01/15/30 ............    140,000       215,250
Government of Vietnam
   6.88%    01/15/16 ............    145,000       151,163(a)
Province of Saskatchewan Canada
   8.50%    07/15/22 ............     55,000        75,779
                                                 2,040,047
TOTAL BONDS AND NOTES
   (COST $118,991,800) ..........              116,132,039

                                     NUMBER
                                  OF SHARES
--------------------------------------------------------------------------------


PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

Zurich Regcaps Funding Trust I
   (COST $268,450) ..............        260       261,625(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $119,260,250) ..........              116,393,664

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   4.42%
   (COST $4,985,182) ............  4,985,182  $  4,985,182(c,i)

TOTAL INVESTMENTS
   (COST $124,245,432) ..........              121,378,846

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (4.1)% .................               (4,820,672)
                                              ------------

NET ASSETS-- 100.0% .............             $116,558,174
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Income Fund had the following long futures contracts open at December 31, 2005:

                               NUMBER    CURRENT  UNREALIZED
                 EXPIRATION      OF     NOTIONAL APPRECIATION/
DESCRIPTION         DATE      CONTRACTS   VALUE (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Treasury
   Notes 5 Yr.
   Futures       March  2006     45   $4,785,469   $(4,718)

The GEI Income Fund had the following short futures contracts open at December 31, 2005:

                               NUMBER    CURRENT  UNREALIZED
                 EXPIRATION      OF     NOTIONAL APPRECIATION/
DESCRIPTION         DATE      CONTRACTS   VALUE (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Treasury
   Notes 10 Yr.
   Futures       March  2006     15   $(1,641,094) $ 2,436
                                                 ---------
                                                   $(2,282)
                                                 =========

See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Lehman Brothers Aggregate Bond Index (LB Aggregate) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Notes to Schedule of Investments                               December 31, 2005
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to $9,904,047 or 8.50% of net assets for the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(b) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c) Coupon amount represents effective yield.

(d) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(e) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f) At December 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(g) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(h) Step coupon bond. Security becomes interest bearing at a future date.

(i) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+   Percentages are based on net assets as of December 31, 2005.

Abbreviations:

REIT     Real Estate Investment Trust

REMIC    Real Estate Mortgage Investment Conduit

STRIPS   Separate Trading of Registered Interest and Principal of Security

TBA      To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

INCOME FUND
                                                              12/31/05      12/31/04      12/31/03      12/31/02      12/31/01
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                      --            --            --           --         1/3/95
Net asset value, beginning of period..................          $12.25        $12.61        $12.93        $12.26        $11.99
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income..............................            0.61          0.55          0.51          0.37          0.60
   Net realized and unrealized
      gains/(losses) on investments...................           (0.36)        (0.12)        (0.04)         0.84          0.29
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS...............            0.25          0.43          0.47          1.21          0.89
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income..............................            0.61          0.57          0.56          0.38          0.62
   Net realized gains.................................            0.05          0.22          0.23          0.16            --
   Return of capital..................................            0.00(b)         --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...................................            0.66          0.79          0.79          0.54          0.62
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................          $11.84        $12.25        $12.61        $12.93        $12.26
================================================================================================================================
TOTAL RETURN (A)......................................           2.04%         3.42%         3.60%         9.89%         7.43%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)...........        $116,558      $135,172      $189,318      $220,800      $117,740
   Ratios to average net assets:
      Net investment income...........................           4.49%         3.82%         3.24%         3.79%         5.39%
      Expenses........................................           0.60%         0.59%         0.55%         0.53%         0.55%
   Portfolio turnover rate............................            311%          343%          419%          385%          278%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b) Less than $0.01 per share.

See Notes to Financial Statements.


Statement of Assets                                                                                              INCOME
and Liabilities DECEMBER 31, 2005                                                                                 FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $119,260,250)...............................................    $116,393,664
   Short-term affiliated investments (at amortized cost)..................................................       4,985,182
   Receivable for investments sold........................................................................       3,819,096
   Income receivables ....................................................................................       1,136,930
   Receivable for fund shares sold........................................................................           1,352
   Variation margin receivable............................................................................             469
---------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.......................................................................................     126,336,693
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased .....................................................................       9,613,238
   Payable for fund shares redeemed.......................................................................         105,867
   Payable to GEAM........................................................................................          59,414
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..................................................................................       9,778,519
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $116,558,174
===========================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in .......................................................................................     120,829,570
   Undistributed (distribution in excess of) net investment income........................................         (11,711)
   Accumulated net realized loss..........................................................................      (1,390,817)
   Net unrealized appreciation/(depreciation) on:
       Investments........................................................................................      (2,866,586)
       Futures............................................................................................          (2,282)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................................    $116,558,174
===========================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized).........................................       9,841,609
Net asset value per share.................................................................................          $11.84

See Notes to Financial Statements.

Statement of Operations                                                                                 INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005                                                                     FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................................................        $   15,626
      Interest................................................................................         6,156,930
      Interest from affliated investments.....................................................           249,637
------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME..............................................................................         6,422,193
------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees........................................................           634,548
      Custody and accounting expenses.........................................................            73,127
      Professional fees.......................................................................            21,169
      Transfer agent .........................................................................               218
      Director's fees.........................................................................             3,505
      Registration expenses...................................................................               969
      Other expenses..........................................................................            21,466
------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................................................................           755,002
------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME.....................................................................         5,667,191
==================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments..........................................................................          (949,694)
         Futures..............................................................................          (180,972)
         Written options......................................................................            17,784
         Foreign currency transactions........................................................           (18,747)
      DECREASE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Investments..........................................................................        (1,889,226)
         Futures..............................................................................           (46,279)
         Written options......................................................................           (17,164)
         Foreign currency translation.........................................................           (11,835)
------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss on investments.........................................        (3,096,133)
------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS.........................................................................        $2,571,058
==================================================================================================================

See Notes to Financial Statements.

Statements of                                                                                            INCOME
Changes in Net Assets                                                                                     FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                                2005               2004
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income............................................................    $  5,667,191       $  5,738,504
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps.........................................      (1,131,629)         1,856,911
     Net decrease in unrealized appreciation/(depreciation) on investments,
       futures, written options and foreign currency translation ......................      (1,964,504)        (2,460,643)
---------------------------------------------------------------------------------------------------------------------------
     Net increase from operations......................................................       2,571,058          5,134,772
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................      (5,660,155)        (5,924,783)
     Net realized gains................................................................        (471,683)        (2,242,508)
     Return of capital.................................................................         (28,414)                --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................      (6,160,252)        (8,167,291)
---------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from operations and distributions............................      (3,589,194)        (3,032,519)
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................       4,387,459          5,445,156
     Value of distributions reinvested.................................................       6,160,341          8,167,256
     Cost of shares redeemed...........................................................     (25,572,505)       (64,725,364)
---------------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions..............................................     (15,024,705)       (51,112,952)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS........................................................     (18,613,899)       (54,145,471)

NET ASSETS
   Beginning of period ................................................................     135,172,073        189,317,544
---------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................    $116,558,174       $135,172,073
===========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........    $    (11,711)      $         --
---------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................         354,588            426,297
     Issued for distributions reinvested...............................................         520,299            669,447
     Shares redeemed...................................................................      (2,069,626)        (5,071,450)
---------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares............................................................      (1,194,739)        (3,975,706)
===========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3, 2006), International Equity Fund, Total Return Fund, Income Fund (the "Fund"), Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS SECURITIES for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2005, information on the tax components of capital is as follows:

                   Cost of                  Gross Tax                  Gross Tax            Net Tax Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------
                $124,325,228                $626,317                 $(3,572,699)               $(2,946,382)
            Net Tax Appreciation/         Undistributed              Undistributed                  Post
              (Depreciation) on              Income/                Long-Term Gains/              October
            Derivatives, Currency         (Accumulated                (Accumulated                 Losses
            and Other Net Assets          Ordinary Loss)             Capital Loss)            (see Detail Below)
---------------------------------------------------------------------------------------------------------------------------
                     $--                       $--                   $(1,055,894)                $(269,120)

As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                Expires
--------------------------------------------------------------------------------
                $1,055,894             12/31/13

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2005 as follows:

                  Capital              Currency
--------------------------------------------------------------------------------
                 $257,409               $11,711

The tax composition of distributions paid during the year ended December 31, 2005 was as follows:

                   Long-Term
      Ordinary      Capital       Return of
       Income         Gains        Capital        Total
--------------------------------------------------------------------------------
     $6,053,503      $78,335       $28,414     $6,160,252

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Loss    Capital
--------------------------------------------------------------------------------
            $9,667            $7,713        $(17,380)

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .50%.

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $1,663 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
               $413,345,523          $426,905,354

OPTIONS During the period ended December 31, 2005, the following option contracts were written:

                              Number of
                             of Contracts         Premium
--------------------------------------------------------------------------------
Balance as of
  December 31, 2004                 112         $   43,414
Written                         640,416             89,151
Closed and Expired             (640,528)          (132,565)
--------------------------------------------------------------------------------
Balance as of
  December 31, 2005                  --                 --
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Income Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S.
generally accepted accounting principles.


                                                      /S/KPMG LLP

Boston, Massachusetts
February 17, 2006

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------


During the calendar year ended December 31, 2005, the Fund paid to shareholders $0.00839 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------


about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900



--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------



[GE LOGO OMITTED]

GE Investments Funds, Inc.
Money Market Fund


Annual Report
DECEMBER 31, 2005


[GE LOGO OMITTED]

GE Investments Funds, Inc.
Money Market Fund                                                       Contents
--------------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................    1

NOTES TO PERFORMANCE ....................................................    5

NOTES TO SCHEDULE OF INVESTMENTS ........................................    5

FINANCIAL STATEMENTS

     Financial Highlights ...............................................    6

     Statement of Assets and Liabilities ................................    7

     Statement of Operations ............................................    8

     Statements of Changes in Net Assets ................................    9

     Notes to Financial Statements ......................................   10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................   14

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL ...........................   15

ADDITIONAL INFORMATION ..................................................   18

INVESTMENT TEAM .........................................................   21


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Money Market Fund
--------------------------------------------------------------------------------
                                                                             Q&A


DONALD J. DUNCAN IS A VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MONEY MARKET FUND. MR. DUNCAN JOINED GE ASSET MANAGEMENT IN 1988 IN TRADE SUPPORT AND HELD SEVERAL POSITIONS INCLUDING MUTUAL FUND CONTROLLER. HE WAS APPOINTED INVESTMENT MANAGER - SHORT TERM SECURITIES IN 1990 AND VICE PRESIDENT - MONEY MARKETS IN 2002.


Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the Money Market Fund returned 2.79%. The 90-day Treasury Bill, the Fund's benchmark, returned 3.22% and the Fund's Lipper peer group of 109 Money Market funds returned an average of 2.69% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDING DECEMBER 31, 2005.

A. Despite major problems announced by both General Motors and Ford in the spring, hurricanes hitting the gulf coast in early fall, and continued high energy prices, the U.S. economy maintained a robust pace of growth in 2005. Low interest rates and new affordability mortgage-products (e.g. interest-only, negative amortization) have helped home sales stay at lofty levels. Consumer health improved which supported spending, and business investment improved as well. Although still moderate by historical standards, inflation figures picked up slightly during the year, which kept the Federal Reserve Board steadfast in its goal of removing accommodation by raising rates. In 2005, the Federal Reserve Board met and raised its target Fed funds rate 8 times, in increments of 25 basis points (bps) to 4.25%. As a result of the Federal Reserve's continued endorsement of higher rates, the yield on the 2-year treasuries increased 133 bps to 4.4%. Due to moderate inflation expectations and strong foreign buying, 10-year treasury yields rose only 17 bps to 4.39%.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary driver of Fund performance relative to the benchmark resulted from positioning the Fund along the short end of the yield curve. The average maturity of the Fund was kept shorter than the 90-day benchmark to take advantage of rising short-term rates as a result of the Federal Reserve's policy during the year. However, as the yield curve flattened, the benchmark yield rose less than yields in the Fund, which proved detrimental to Fund performance.







                                             [PHOTO OF DONALD J. DUNCAN OMITTED]
--------------------------------------------------------------------------------

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2005 - DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
-------------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,016.63                           2.48
-------------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.50                           2.48
-------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.49% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).
** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 1.66%.

Money Market Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

              Money Market Fund          90-Day T-Bill
12/95         $10,000.00                 $10,000.00
12/96          10,540.54                  10,515.71
12/97          11,110.61                  11,062.53
12/98          11,695.05                  11,604.58
12/99          12,280.09                  12,158.65
12/00          13,045.86                  12,888.82
12/01          13,565.89                  13,335.04
12/02          13,767.31                  13,552.48
12/03          13,874.81                  13,691.66
12/04          14,005.97                  13,883.02
12/05          14,397.28                  14,329.60



INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.





AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                 ONE        FIVE         TEN
                                YEAR        YEAR        YEAR
--------------------------------------------------------------------------------
Money Market Fund              2.79%       1.99%        3.71%
--------------------------------------------------------------------------------
90 Day T-Bill                  3.22%       2.14%        3.66%
--------------------------------------------------------------------------------
Lipper peer group average*     2.69%       1.85%        3.55%
--------------------------------------------------------------------------------
Inception date             07/01/85
--------------------------------------------------------------------------------



FUND YIELD AT DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                  FUND       IBC'S MONEY FUND**
--------------------------------------------------------------------------------
7-DAY CURRENT                     3.79%+           3.65%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                   3.86%            3.72%
--------------------------------------------------------------------------------


CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2005.

** IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD FOR ALL MAJOR MONEY MARKET
   FUNDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 109, 91 AND 70 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE ON PAGE 5 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MONEY MARKET FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Composition based on a Market Value of $249,943
(in thousands) as of December 31, 2005

     [PIE CHART OMITTED]

TIME DEPOSITS               0.1%
COMMERCIAL PAPER           30.7%
CERTIFICATES OF DEPOSIT    23.9%
CORPORATE NOTES            20.8%
U.S. GOVERNMENTS           19.8%
REPURCHASE AGREEMENTS      4.7%



--------------------------------------------------------------------------------
                                              PRINCIPAL     AMORTIZED
                                                 AMOUNT          COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.9%+
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 19.8%

Federal Home Loan Mortgage Corp.
   3.73%    01/10/06............            $13,280,000   $ 13,267,832   (a)
   3.80%    07/12/06............             11,380,000     11,380,000
   4.01%    01/17/06............             15,000,000     14,973,533   (a)
   4.32%    04/25/06............              9,910,000      9,777,412   (a)
                                                            49,398,777

COMMERCIAL PAPER -- 30.7%

Abbey National PLC
   4.50%    01/03/06............             12,390,000     12,386,903
Bank of America Corp.
   4.19%    01/31/06............             11,040,000     11,001,452
Barclays PLC
   4.16%    01/09/06............             11,050,000     11,039,785
Credit Suisse First Boston
   4.21%    01/23/06............             10,600,000     10,572,729
Deutsche Bank AG
   4.39%    01/03/06............              9,870,000      9,867,593
Goldman Sachs Group
   4.36%    01/04/06............              9,870,000      9,866,414
HBOS PLC
   4.16%    02/02/06............             12,150,000     12,105,072
                                                            76,839,948


--------------------------------------------------------------------------------
                                              PRINCIPAL     AMORTIZED
                                                 AMOUNT          COST
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 4.7%

UBS
   4.27% date 12/31/05,
   $11,775,584 to be received
   on 01/03/06, collateralized
   by $12,008,927 Government-
   Sponsored Enterprise Bond,
   5.125%, maturing 07/15/12....            $11,770,000   $ 11,770,000

CORPORATE NOTES -- 20.8%

American Express Credit Corp.
   4.39%    01/05/06............              6,940,000      6,945,594   (c)
Canadian Imperial Bank
   4.35%    01/23/06............             10,580,000     10,580,000   (c)
HSBC Finance Corp.
   4.55%    06/22/06............             12,430,000     12,435,121   (c)
Morgan Stanley
   4.30%    02/03/06............             11,130,000     11,130,000   (c)
Societe Generale
   4.33%    10/31/06............             11,050,000     11,048,424   (c)
                                                            52,139,139

TIME DEPOSIT -- 0.1%

State Street Corp.
   3.95%    01/03/06............                155,034        155,034   (b)

CERTIFICATES OF DEPOSIT -- 23.8%

Calyon
   4.17%    01/09/06............             11,180,000     11,180,000
Dexia Credit Local S.A.
   4.34%    02/02/06............              7,460,000      7,460,000
First Tennessee Bank
   4.35%    01/31/06............              9,930,000      9,930,000
Lloyds Bank PLC
   4.04%    01/06/06............             11,200,000     11,199,663
Toronto-Dominion Bank
   4.45%    03/23/06............              9,990,000      9,990,000
Wells Fargo Bank
   4.34%    01/09/06............              8,470,000      8,470,000
   4.40%    01/06/06............              1,410,000      1,410,000
                                                            59,639,663

TOTAL SHORT-TERM INVESTMENTS
   (COST $249,942,561) .........                           249,942,561

   OTHER ASSETS AND LIABILITIES-- 0.1%                         205,984
                                                          ------------
   NET ASSETS-- 100.0% .........                          $250,148,545
                                                          ============







See Notes to Schedule of Investments on page 5 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. In addition, GE Asset Management waived certain fees for the Money Market Fund prior to fiscal 2002. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions. The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.



Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Coupon amount represents effective yield.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

+   Percentages are based on net assets as of December 31, 2005.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


MONEY MARKET FUND
                                                               12/31/05      12/31/04      12/31/03     12/31/02      12/31/01
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                       --            --            --           --        7/1/85
Net asset value, beginning of period...................           $1.00         $1.00         $1.00        $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income...............................            0.03          0.01          0.01         0.01          0.04
   Net realized and unrealized
      gains on investments.............................              --            --          0.00(b)      0.00(b)       0.00(b)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS................            0.03          0.01          0.01         0.01          0.04
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income...............................            0.03          0.01          0.01         0.01          0.04
   Return of capital...................................            0.00(b)         --            --           --            --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS....................................            0.03          0.01          0.01         0.01          0.04
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................           $1.00         $1.00         $1.00        $1.00         $1.00
==================================================================================================================================
TOTAL RETURN (A).......................................           2.79%         0.95%         0.78%        1.48%         3.99%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)............        $250,149      $278,703      $392,533     $685,353      $712,156
   Ratios to average net assets:
      Net investment income............................           2.74%         0.92%         0.80%        1.46%         3.80%
      Net expenses.....................................           0.49%         0.47%         0.43%        0.40%         0.34%
      Gross expenses...................................           0.49%         0.47%         0.43%        0.40%         0.42%


NOTES TO FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges. Had the adviser not absorbed a portion of the expense, total returns would have been lower.

(b) Less than $0.01 per share.



See Notes to Financial Statements.

                                                                                                            MONEY
Statement of Assets                                                                                         MARKET
and Liabilities DECEMBER 31, 2005                                                                            FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
   Short-term investments (at amortized cost) ....................................................       $249,942,561
   Income receivables ............................................................................            387,800
   Receivable for fund shares sold................................................................              2,045
------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS...............................................................................        250,332,406
------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for fund shares redeemed...............................................................             83,584
   Payable to GEAM................................................................................            100,150
   Other liabilities..............................................................................                127
------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES..........................................................................            183,861
------------------------------------------------------------------------------------------------------------------------
NET ASSETS........................................................................................       $250,148,545
========================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in ...............................................................................        250,212,414
   Undistributed (distribution in excess of) net investment income................................                 --
   Accumulated net realized loss..................................................................            (63,869)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS........................................................................................       $250,148,545
========================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized).................................        250,254,416
Net asset value per share.........................................................................              $1.00


See Notes to Financial Statements.

                                                                                                         MONEY
Statement of Operations                                                                                  MARKET
FOR THE YEAR ENDED DECEMBER 31, 2005                                                                      FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Interest................................................................................         $9,116,044
----------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME..............................................................................          9,116,044
----------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees........................................................          1,285,413
      Custody and accounting expenses.........................................................             34,805
      Professional fees.......................................................................             47,167
      Transfer agent .........................................................................                210
      Director's fees.........................................................................              7,810
      Registration expenses...................................................................              2,160
      Other expenses..........................................................................             11,655
----------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................................................................          1,389,220
----------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME.....................................................................          7,726,824
======================================================================================================================
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................         $7,726,824
======================================================================================================================









See Notes to Financial Statements.

                                                                                                          MONEY
Statements of                                                                                             MARKET
Changes in Net Assets                                                                                      FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                                2005               2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income............................................................     $  7,726,824      $   3,285,144
--------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations......................................................        7,726,824          3,285,144
--------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.............................................................       (7,736,548)        (3,285,144)
     Return of capital.................................................................          (42,984)                --
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.................................................................       (7,779,532)        (3,285,144)
--------------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from operations and distributions............................          (52,708)                --
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................................      199,487,509        231,281,670
     Value of distributions reinvested.................................................        7,752,316          3,304,813
     Cost of shares redeemed...........................................................     (235,741,886)      (348,415,986)
--------------------------------------------------------------------------------------------------------------------------------
     Net decrease from share transactions..............................................      (28,502,061)      (113,829,503)
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS........................................................      (28,554,769)      (113,829,503)

NET ASSETS
   Beginning of period ................................................................      278,703,314        392,532,817
--------------------------------------------------------------------------------------------------------------------------------
   End of period ......................................................................     $250,148,545      $ 278,703,314
================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........     $         --      $       9,724
--------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold.......................................................................      199,487,510        231,281,670
     Issued for distributions reinvested...............................................        7,752,316          3,304,813
     Shares redeemed...................................................................     (235,741,886)      (348,415,986)
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares............................................................      (28,502,060)      (113,829,503)
================================================================================================================================








See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3, 2006), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund (the "Fund") and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.


At December 31, 2005, information on the tax components of capital is as follows:

                                                                                                  Net Tax
                   Cost of                  Gross Tax                  Gross Tax                Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
----------------------------------------------------------------------------------------------------------------------------
                $249,942,561                   $--                        $--                        $--

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


                   Net Tax
                Appreciation/             Undistributed              Undistributed                  Post
             (Depreciation) on               Income/               Long-Term Gains/               October
            Derivatives, Currency         (Accumulated               (Accumulated                 Losses
            and Other Net Assets         Ordinary Loss)              Capital Loss)           (see Detail Below)
----------------------------------------------------------------------------------------------------------------------------
                     $--                       $--                     $(63,869)                     $--



As of December 31, 2005, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                Expires
--------------------------------------------------------------------------------
                  $63,869              12/31/10

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2005.

The tax composition of distributions paid during the year ended December 31, 2005 was as follows:

                   Long-Term
      Ordinary      Capital       Return of
       Income         Gains        Capital        Total
--------------------------------------------------------------------------------
     $7,736,548        $--         $42,984     $7,779,532

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:

         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Gain    Capital
--------------------------------------------------------------------------------
            $42,984             $--         $(42,984)

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                                Annualized based on
                              average daily net assets
                           --------------------------------
                            Average Daily     Advisory and
                             Net Assets      Administration
                               of Fund            Fees
-----------------------------------------------------------
Money Market Fund        First $100 million       .50%
                          Next $100 million       .45%
                          Next $100 million       .40%
                          Next $100 million       .35%
                          Over $400 million       .30%

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $3,759 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Money Market Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.



                                        /S/KPMG LLP



Boston, Massachusetts
February 17, 2006

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in a private session with their independent legal counsel at which no representatives of GEAM were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, and the investment strategy employed with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable over the relevant periods.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED
AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------



NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, CHIEF EXECUTIVE OFFICER

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900






--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------







[GE LOGO OMITTED]

GE Investments Funds, Inc.
Real Estate Securities Fund









Annual Report
DECEMBER 31, 2005







[GE LOGO OMITTED]

GE Investments Funds, Inc.
Real Estate Securities Fund                                             Contents
--------------------------------------------------------------------------------



MANAGER REVIEW AND SCHEDULE OF INVESTMENTS................................     1

NOTES TO PERFORMANCE......................................................     6

NOTES TO SCHEDULE OF INVESTMENTS..........................................     6

FINANCIAL STATEMENTS

     Financial Highlights.................................................     7

     Statement of Assets and Liabilities..................................     8

     Statement of Operations..............................................     9

     Statements of Changes in Net Assets..................................    10

     Notes to Financial Statements........................................    11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................    16

TAX INFORMATION...........................................................    17

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL.............................    18

ADDITIONAL INFORMATION....................................................    21

INVESTMENT TEAM...........................................................    24



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Real Estate Securities Fund
--------------------------------------------------------------------------------
                                                                             Q&A


SENECA CAPITAL MANAGEMENT ("SENECA") IS THE SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND. SENECA IS A MAJORITY OWNED SUBSIDIARY OF PHOENIX INVESTMENT PARTNERS, LTD. ("PHOENIX"). PHOENIX IS A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC. ("PNX"). PNX IS A PUBLICLY-TRADED COMPANY LISTED ON THE NEW YORK STOCK EXCHANGE. SENECA IS AN INVESTMENT ADVISER THAT PROVIDES INVESTMENT MANAGEMENT SERVICES TO FOUNDATIONS, ENDOWMENTS, CORPORATIONS, MUTUAL FUNDS AND PRIVATE CLIENTS. THE FOLLOWING PORTFOLIO MANAGERS HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE REAL ESTATE SECURITIES FUND: GAIL P. SENECA*, PH.D., ALBERT J. GUTIERREZ, CFA, MICHAEL P. WHITE, MBA, AND WARREN H. GOODRICH, CFA. THE TEAM IS LED BY MR. GUTIERREZ WHO HAS ULTIMATE AUTHORITY WITH REGARD TO SECURITIES PURCHASED OR SOLD ON BEHALF OF THE FUND.

GAIL P. SENECA FOUNDED SENECA IN 1989, AND SERVES AS MANAGING PARTNER AND CHIEF INVESTMENT OFFICER OF THE FIRM. MS. SENECA HAS BEEN INVOLVED IN THE MANAGEMENT OF THE REAL ESTATE SECURITIES FUND SINCE 1995. HER BACKGROUND SPANS OVER TWENTY YEARS IN THE INVESTMENT MANAGEMENT BUSINESS, INCLUDING KEY INVESTMENT ROLES AT WELLS FARGO AND CHASE BANK. MS. SENECA ALSO SERVES AS CHAIRMAN OF THE BOARD AND CEO OF LUMINENT MORTGAGE CAPITAL, INC., A REAL ESTATE INVESTMENT TRUST THAT WAS FORMED IN APRIL 2003 AND IS ADVISED BY SENECA.

ALBERT J. GUTIERREZ IS CHIEF INVESTMENT OFFICER OF FIXED INCOME FOR SENECA AND HAS SERVED IN THAT CAPACITY SINCE APRIL 2002. PRIOR TO JOINING SENECA, MR. GUTIERREZ HEADED PORTFOLIO MANAGEMENT, TRADING AND INVESTMENT SYSTEMS AT AMERICAN GENERAL INVESTMENT MANAGEMENT FROM APRIL 2000 TO JANUARY 2002 AND HELD A SIMILAR ROLE AT CONSECO CAPITAL FOR TWELVE YEARS PRIOR TO THAT ASSIGNMENT. MR. GUTIERREZ ALSO SERVES AS PRESIDENT AND DIRECTOR OF LUMINENT MORTGAGE CAPITAL, INC.

MICHAEL P. WHITE IS AN EQUITY ANALYST COVERING FINANCE AND INTEREST RATE SENSITIVE COMPANIES AS WELL AS HEALTHCARE COMPANIES, AND IS A PRINCIPAL FOR SENECA. MR. WHITE HAS SERVED AS AN EQUITY ANALYST SINCE FEBRUARY 1998.

WARREN H. GOODRICH IS A FIXED INCOME ANALYST COVERING INTEREST RATE SENSITIVE COMPANIES, INCLUDING HOUSING AND REAL ESTATE COMPANIES, ASSET BACKED SECURITIES AND DIVERSIFIED INDUSTRIALS. MR. GOODRICH HAS SERVED AS A FIXED INCOME ANALYST SINCE MARCH 2001. PRIOR TO JOINING SENECA IN FEBRUARY 2001, MR. GOODRICH WAS A RESEARCH ANALYST FOR BARCLAYS GLOBAL INVESTORS FROM OCTOBER 1999 TO FEBRUARY 2001.


Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the Real Estate Securities Fund returned 11.78%. The DJ Wilshire Real Estate Index, the Fund's benchmark, returned 13.83% and the Fund's Lipper peer group of 45 Real Estate funds returned an average of 12.85% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. The overall economic background was generally favorable to real estate investments. While short-term interest rates rose, long-term rates were held in check by international demand and other technical factors. This reduced the borrowing costs for portfolio companies, which historically take advantage of debt financing for growth, and was a positive for their fundamentals. Job growth and the economy grew steadily, helping fill offices, commercial and residential properties. On the demand side, real estate securities benefited from the low returns of equity investments. The corporate equity market, particularly large capitalization stocks, provided weak returns, topping off five years of anemic performance. In 2005, investors hunted for alternatives, particularly securities which paid an assured dividend, thus buoying the public and private ownership of real estate securities.



------------------------
* MS. SENECA RESIGNED FROM THE FIRM EFFECTIVE DECEMBER 31, 2005, AND NO LONGER SERVES AS PORTFOLIO MANAGER TO THE FUND.

Real Estate Securities Fund
--------------------------------------------------------------------------------
                                                                             Q&A




    The REIT sector performed well over the last twelve months. Improving fundamentals, industry consolidation, and the continuation of low interest rates continued to benefit the sector. Uncertainty over domestic interest rates and the shape of the yield curve caused volatility in the early and latter parts of the year. However, most REIT indexes closed out the year near their highs of the last twelve months. The outlook for interest rates continues to be a major factor influencing the REIT sector. The hurricanes had no material impact on our portfolio companies due to their relatively low exposure to the affected areas.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE, AND WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND PERFORMANCE?

A. The Fund benefited from overweight positions in the lodging, industrial, and retail outlet sectors during the past twelve months. These benefits were somewhat offset by our underweight positions in the self-storage, office, and specialty sectors. Additionally, the Fund's non-index positions detracted from performance. General Growth Properties and Simon Property Group were the biggest contributors to performance. Northstar Capital Investment Corp was the biggest detractor to performance, and is not in the benchmark. Northstar was sold in the fourth quarter.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. Bottom-up security analysis and selection, sub-sector rotation, and our positioning based on macroeconomic factors affected our annual performance. Additionally, inclusion of non-benchmark securities affected the Fund's return.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. Over the last twelve months, the Fund increased its exposure to the Office/Industrial sector. The outlook for stabilizing rents and global trade supported this decision. The Fund reduced overweight positions in the Lodging and Regional Mall sectors due to the weakening consumer outlook. Additionally, the Fund decreased the exposure to the Local Retail sector due to increased industry risk. In the second quarter, the Fund initiated a position in the Self-Storage sector due to the continued positive outlook in that area. In the fourth quarter, the Fund initiated positions in the Home Building industry through both equity and bond positions.

    We are positive on Self-Storage based on higher rents and increased occupancy rates. This is due to both a healthy economy and consolidation in the sector.

    Seneca initiated positions in the home building industry based on a forward view of moderate interest rates, strong cash flows, and reasonable valuations.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Over the last twelve months, the Self-Storage, Industrial, and Regional Mall sectors exhibited the strongest performance, up approximately 26%, 19%, and 16% respectively. Industry consolidation, along with strong industry outlooks were the primary drivers. The Manufactured Housing and Home Finance sectors underperformed the benchmark, with twelve-month returns of -3% and 1% respectively. Periodic uncertainty regarding interest rates and the economy negatively impacted both groups.

Real Estate Securities Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JULY 1, 2005 - DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT            ACCOUNT VALUE              EXPENSES
                                     THE BEGINNING OF            AT THE END OF             PAID DURING
                                      THE PERIOD ($)             THE PERIOD ($)          THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                  1,067.03                    4.66
------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                  1,020.51                    4.53
------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.89% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).
** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 6.70%.

Real Estate Securities Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[LINE GRAPH OMITTED]

            Real Estate Securities Fund               Wilshire RES Index
12/95           $10,000.00                                $10,000.00
12/96            13,624.43                                 13,687.33
12/97            16,280.39                                 16,397.18
12/98            13,401.24                                 13,539.88
12/99            13,372.10                                 13,108.42
12/00            17,723.54                                 17,108.87
12/01            19,821.55                                 18,875.98
12/02            19,554.78                                 19,364.52
12/03            26,879.55                                 26,543.75
12/04            35,558.91                                 35,802.56
12/05            39,748.19                                 40,753.47





AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                   ONE        FIVE         TEN
                                  YEAR        YEAR        YEAR
--------------------------------------------------------------------------------
Real Estate Securities Fund       11.78%      17.53%      14.80%
--------------------------------------------------------------------------------
Wilshire RES Index                13.83%      18.96%      15.08%
--------------------------------------------------------------------------------
Lipper peer group average*        12.85%      18.37%      14.71%
--------------------------------------------------------------------------------
Inception date                    5/1/95
--------------------------------------------------------------------------------



INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing at least 80% of its net assets in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, under normal market conditions.



TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 Simon Property Group, Inc.                              7.48%
--------------------------------------------------------------------------------
 Prologis                                                6.04%
--------------------------------------------------------------------------------
 General Growth Properties, Inc.                         5.78%
--------------------------------------------------------------------------------
 Archstone-Smith Trust                                   5.30%
--------------------------------------------------------------------------------
 Boston Properties, Inc.                                 4.57%
--------------------------------------------------------------------------------
 Vornado Realty Trust                                    4.49%
--------------------------------------------------------------------------------
 Equity Office Properties Trust                          4.44%
--------------------------------------------------------------------------------
 AMB Property Corp.                                      4.38%
--------------------------------------------------------------------------------
 Starwood Hotels & Resorts Worldwide Inc. (Class B)      4.18%
--------------------------------------------------------------------------------
 AvalonBay Communities, Inc.                             4.17%
--------------------------------------------------------------------------------




PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $142,874 (in thousands)


[PIE GRAPH OMITTED]

Consumer Cyclical       2.7%
Self Storage            2.9%
Consumer Non-Cyclical   3.8%
Diversified             4.5%
Home Building           4.9%
Hotel                   7.1%
Shopping Center        12.0%
Apartment              16.5%
Regional Mall          17.2%
Office/Industrial      24.6%
Short Term              1.9%
Mortgage                1.9%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 45, 24 AND 6 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

   SEE NOTES TO PERFORMANCE ON PAGE 6 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

   PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

REAL ESTATE SECURITIES FUND

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCK (REIT) -- 86.1%
--------------------------------------------------------------------------------

APARTMENT -- 16.4%
Archstone-Smith Trust...................          180,707    $    7,569,816
AvalonBay Communities, Inc..............           66,780         5,960,115
Camden Property Trust...................           26,950         1,560,944
Equity Residential......................          129,180         5,053,522
Essex Property Trust, Inc...............           36,670         3,380,974
                                                                 23,525,371

DIVERSIFIED -- 4.4%
Vornado Realty Trust....................           76,860         6,415,504

HOTEL -- 7.1%
Host Marriott Corp......................          220,050         4,169,947
Starwood Hotels & Resorts
   Worldwide Inc. (Class B).............           93,610         5,977,935
                                                                 10,147,882

MORTGAGE -- 1.9%
Deerfield Triarc Capital Corp...........          200,650         2,748,905

OFFICE/INDUSTRIAL -- 24.4%
AMB Property Corp.......................          127,350         6,261,800
Arden Realty, Inc.......................           97,840         4,386,167
Boston Properties, Inc..................           88,020         6,524,923
Equity Office Properties Trust..........          209,190         6,344,733
Prologis................................          184,860         8,636,659
SL Green Realty Corp....................           39,380         3,008,238
                                                                 35,162,520

REGIONAL MALL -- 17.1%
General Growth Properties, Inc..........          175,690         8,255,673
Macerich Co.............................           62,210         4,176,779
Simon Property Group, Inc...............          139,520        10,691,418
Taubman Centers, Inc....................           42,010         1,459,848
                                                                 24,583,718

SELF STORAGE -- 2.8%
Public Storage, Inc.....................           60,490         4,096,383

SHOPPING CENTER -- 12.0%
Federal Realty Investment Trust.........           69,700         4,227,305
Kimco Realty Corp.......................          149,300         4,789,544
Regency Centers Corp....................           63,740         3,757,473
Tanger Factory Outlet Centers...........          154,080         4,428,259
                                                                 17,202,581

TOTAL COMMON STOCK (REIT)
   (COST $98,890,637)...................                        123,882,864


--------------------------------------------------------------------------------
                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 8.7%
--------------------------------------------------------------------------------

CONSUMER NON-CYCLICAL -- 3.8%
B&G Foods, Inc..........................          373,120    $    5,417,702

HOME BUILDING-- 4.9%
D.R. Horton, Inc........................           39,100         1,397,043
Lennar Corp. (Class A)..................           23,400         1,427,868
Ryland Group, Inc.......................           19,430         1,401,486
Technical Olympic USA, Inc..............           69,370         1,463,013
Toll Brothers, Inc......................           39,270         1,360,313 (a)
                                                                  7,049,723
TOTAL COMMON STOCK
   (COST $12,952,650)...................                         12,467,425

                                                PRINCIPAL
                                                   AMOUNT
--------------------------------------------------------------------------------
CORPORATE BONDS -- 2.7%
--------------------------------------------------------------------------------

CONSUMER CYCLICAL -- 2.7%

Meritage Homes Corp.
  6.25%     03/15/15....................       $2,000,000         1,820,000
Technical Olympic USA, Inc.
  9.00%     07/01/10....................        2,000,000         2,022,500

TOTAL CORPORATE BONDS
   (COST $3,808,798)....................                          3,842,500

TOTAL INVESTMENTS IN SECURITIES
   (COST $115,652,085)..................                        140,192,789

                                                   NUMBER
                                                OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   4.42%
   (COST $2,681,266)....................        2,681,266         2,681,266(b,c)

TOTAL INVESTMENTS
   (COST $118,333,351)..................                        142,874,055

OTHER ASSETS AND LIABILITIES,
   NET-- 0.6%...........................                            926,865
                                                               ------------
NET ASSETS-- 100.0% ....................                       $143,800,920
                                                               ============



See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Wilshire Real Estate Securities Index (Wilshire RES) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The Wilshire RES Index is a market capitalization-weighted index comprised of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.



Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b)  Coupon amount represents effective yield.

(c) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+    Percentages are based on net assets as of December 31, 2005.


Abbreviations:

REIT Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


REAL ESTATE SECURITIES FUND

                                                                 12/31/05      12/31/04     12/31/03     12/31/02     12/31/01
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                         --           --            --           --       5/1/95
Net asset value, beginning of period .......................       $19.54       $16.78        $13.14       $14.78       $13.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...................................         0.70         0.65          0.50         0.80         0.64
   Net realized and unrealized
     gains/(losses) on investments .........................         1.62         4.76          4.42        (1.01)        1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS .............         2.32         5.41          4.92        (0.21)        1.64
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................         0.75         0.52          0.41         0.66         0.53
   Net realized gains ......................................         1.91         2.13          0.87         0.77         0.15
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................................         2.66         2.65          1.28         1.43         0.68
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............................       $19.20       $19.54        $16.78       $13.14       $14.78
================================================================================================================================
TOTAL RETURN (A) ...........................................       11.78%       32.29%        37.38%      (1.35)%       11.84%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ................     $143,801     $146,221       $98,294      $70,164      $87,306
   Ratios to average net assets:
      Net investment income ................................        3.21%        4.15%         4.65%        4.81%        5.05%
      Expenses .............................................        0.89%        0.90%         0.89%        0.89%        0.90%
   Portfolio turnover rate .................................          52%          78%           52%          90%          49%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.


See Notes to Financial Statements.

                                                                                       REAL ESATE
Statement of Assets                                                                    SECURITIES
and Liabilities DECEMBER 31, 2005                                                         FUND
----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $115,652,085) .....................    $140,192,789
   Short-term affiliated investments (at amortized cost) ........................       2,681,266
   Income receivables ...........................................................         925,924
   Receivable for fund shares sold ..............................................         111,965
----------------------------------------------------------------------------------------------------
       TOTAL ASSETS .............................................................     143,911,944
----------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for fund shares redeemed .............................................             256
   Payable to GEAM ..............................................................         110,768
----------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ........................................................         111,024
----------------------------------------------------------------------------------------------------
NET ASSETS ......................................................................    $143,800,920
====================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in ..............................................................     114,641,552
   Undistributed (distribution in excess of) net investment income ..............         109,263
   Accumulated net realized gain ................................................       4,509,401
   Net unrealized appreciation on:
       Investments ..............................................................      24,540,704
----------------------------------------------------------------------------------------------------
NET ASSETS ......................................................................    $143,800,920
====================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized) ...............       7,489,384
Net asset value per share .......................................................          $19.20








See Notes to Financial Statements.

                                                                                       REAL ESATE
Statement of Operations                                                                SECURITIES
FOR THE YEAR ENDED DECEMBER 31, 2005                                                       FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ....................................................................   $ 5,728,129
      Interest ....................................................................        30,296
      Interest from affliated investments .........................................        80,695
------------------------------------------------------------------------------------------------------
    TOTAL INCOME ..................................................................     5,839,120
------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ............................................     1,192,699
      Custody and accounting expenses .............................................        27,897
      Professional fees ...........................................................        23,203
      Transfer agent ..............................................................           172
      Director's fees .............................................................         3,842
      Registration expenses .......................................................         1,063
      Other expenses ..............................................................        19,673
------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ................................................................     1,268,549
------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME .........................................................     4,570,571
======================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN ON:
         Investments ..............................................................    14,590,401
      DECREASE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Investments ..............................................................    (3,889,363)
------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments .............................    10,701,038
------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................   $15,271,609
======================================================================================================








See Notes to Financial Statements.

                                                                                                       REAL ESTATE
Statements of                                                                                           SECURITIES
Changes in Net Assets                                                                                      FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED              YEAR ENDED
                                                                                            DECEMBER 31,            DECEMBER 31,
                                                                                                2005                    2004
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income .............................................................   $  4,570,571            $  3,152,526
     Net realized gain on investments ..................................................     14,590,401              15,297,682
     Net increase (decrease) in unrealized appreciation/(depreciation) on investments ..     (3,889,363)             14,766,874
---------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ......................................................     15,271,609              33,217,082
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .............................................................     (4,983,011)             (3,391,797)
     Net realized gains ................................................................    (12,622,830)            (14,020,602)
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................................................................    (17,605,841)            (17,412,399)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions .................     (2,334,232)             15,804,683
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ......................................................     13,870,109              29,780,694
     Value of distributions reinvested .................................................     17,605,807              17,412,393
     Cost of shares redeemed ...........................................................    (31,561,870)            (15,070,866)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ...................................        (85,954)             32,122,221
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................     (2,420,186)             47,926,904

NET ASSETS
   Beginning of period .................................................................    146,221,106              98,294,202
---------------------------------------------------------------------------------------------------------------------------------
   End of period .......................................................................   $143,800,920            $146,221,106
=================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD .........   $    109,263            $    226,740
---------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold .......................................................................        692,127               1,604,663
     Issued for distributions reinvested ...............................................        910,802                 894,319
     Shares redeemed ...................................................................     (1,596,846)               (874,623)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ............................................................          6,083               1,624,359
=================================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (formerly known as Small-Cap Value Equity Fund, prior to January 3, 2006), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the "Fund").

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

REAL ESTATE INVESTMENT TRUSTS Dividend income, attributable to real estate investment trusts ("REITs"), is recorded based on management's estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.



At December 31, 2005, information on the tax components of capital is as follows:

                   Cost of                  Gross Tax                  Gross Tax            Net Tax Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
------------------------------------------------------------------------------------------------------------------------------------
                $118,334,101              $25,717,338                $(1,177,384)               $24,539,954

            Net Tax Appreciation/         Undistributed              Undistributed                  Post
              (Depreciation) on              Income/               Long-Term Gains/                October
            Derivatives, Currency         (Accumulated               (Accumulated                  Losses
            and Other Net Assets         Ordinary Loss)              Capital Loss)           (see Detail Below)
------------------------------------------------------------------------------------------------------------------------------------
                     $--                    $109,263                  $4,510,151                     $--



As of December 31, 2005, the Fund has no capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund has no losses incurred after October 31, 2005.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:


           Ordinary         Long-Term
            Income        Capital Gains       Total
--------------------------------------------------------------------------------
          $6,858,021       $10,747,820     $17,605,841

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2005 were as follows:


         Undistributed
         (Distribution
         in Excess of)
        Net Investment      Accumulated      Paid in
            Income      Net Realized Gain    Capital
--------------------------------------------------------------------------------
           $294,963         $(294,963)         $--

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:


                   Annualized based on
                 average daily net assets
--------------------------------------------------------------------------------
           Average Daily             Advisory and
            Net Assets              Administration
              of Fund                    Fees
--------------------------------------------------------------------------------
        First $100 million               .85%
         Next $100 million               .80%
         Over $200 million               .75%

GENPACT (formerly General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $1,726 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

* AS OF SEPTEMBER 28, 2005, THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL INTERNATIONAL SERVICES TO GENPACT.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund. Seneca is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Seneca monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2005 were as follows:


                 Purchases               Sales
--------------------------------------------------------------------------------
               $ 72,921,897          $ 81,695,820

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Real Estate Securities Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Securities Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.



                                             /S/KPMG LLP





Boston, Massachusetts
February 17, 2006

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2005, the Fund paid to shareholders $1.62381 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory and sub-advisory agreements with GE Asset Management Incorporated ("GEAM") and the Fund's sub-adviser at meetings held on December 9 and December 16, 2005.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the sub-adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in 2004, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in 2004. Also in advance of the meeting, the Board members received from the sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by the sub-adviser. During the meeting, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and senior investment personnel. The Board members also had an opportunity to hear presentations by representatives of the sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to continuance of the agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and the sub-adviser, and the Board members, including the independent members, concurred that GEAM and the sub-adviser provide high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing the sub-adviser's activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by the sub-adviser, the Board members noted that at a future date GEAM intended to recommend a replacement for the Fund's sub-adviser, Seneca Capital Management LLC ("Seneca"), as a consequence of certain

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

changes occurring with respect to its business leadership. Specifically, it was announced that Ms. Gail Seneca, Managing Partner and Chief Investment Officer of Seneca, would be leaving her firm effective at the end of 2005. Because Ms. Seneca was responsible for positioning the real estate securities investment strategy utilized by the Fund as a core aspect of Seneca's investment management business, her impending departure raised questions about the continued emphasis of this strategy in Seneca's future business plans. As a result, GEAM gave consideration to replacing Seneca, and informed the Board that it would take appropriate action to identify a suitable replacement. GEAM recommended to the Board that it should consider approving the continuation of Seneca's sub-advisory agreement until such time as a replacement for Seneca has been identified and approved. With that in mind, the Board members focused on the sub-adviser's favorable attributes relating to its investment philosophy and discipline, its high caliber investment and trading personnel, its systems and other resources, including research capabilities, and its favorable history and reputation.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-adviser were of a high quality and had benefited the Fund.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of the sub-adviser about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of the sub-adviser's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Funds' performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM and the sub-adviser. The Board members reviewed the information they had requested from GEAM and the sub-adviser concerning their profitability from the fees and services they provide to the Fund and the financial condition of GEAM and the sub-adviser for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. The Board members reviewed the assumptions and cost allocation methods used by the sub-adviser in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-adviser should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-adviser from their relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders, including its anticipated information technology expenditures. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM and the sub-adviser about the fees being charged to the Fund and, to the extent applicable, the potential effect, if any, of the Securities and Exchange Commission staff's recently proposed soft dollar interpretation on those fees. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-adviser and with respect to any other client accounts managed by the sub-adviser in a similar style to that of the Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM and the sub-adviser, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders, and that renewal of the sub-advisory agreement was in the best interest of the shareholders of the Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - Chief
Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Chairman of the Board and President of GE
Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------



NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, and GE
Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    40

OTHER DIRECTORSHIPS HELD BY DIRECTOR   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, CHIEF EXECUTIVE OFFICER

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900







--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------







[GE LOGO OMITTED]



ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $173,000 in 2004 and $179,100 in 2005.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $334,355 in 2004 and $159,743 in 2005.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.
(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 07, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 07, 2006

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INVESTMENTS FUNDS, INC.

Date:  March 07, 2006

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.